AIRCRAFT LEASE AGREEMENT

                            Dated as of May 25, 2000

                                     BETWEEN

                             FRONTIER AIRLINES, INC.

                                    as LESSEE

                                       and

                     INTERNATIONAL LEASE FINANCE CORPORATION

                                    as LESSOR

     Aircraft Make and Model:                              Used Boeing B737-300

     Aircraft Manufacturer's Serial Number:                26293

     Aircraft Registration Mark:                           Per Exhibit E

     Make and Model of Engines:                            CFM56-3C1

     Serial Numbers of Engines:                            724885 and 724886

                               USED AIRCRAFT NO. 1


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                                TABLE OF CONTENTS

ARTICLE 1    SUMMARY OF TRANSACTION............................................2
      1.1    Description of Aircraft...........................................2
      1.2    Scheduled Delivery Date and Location..............................2
      1.3    Initial Lease Term................................................2
      1.4    Lease Extension Option............................................2
      1.5    Security Deposit..................................................2
      1.6    Transaction Fee...................................................2
      1.7    Rent During Initial Lease Term....................................2
      1.8    Rent During Lease Extension Term..................................3
      1.9    Reserves..........................................................3
      1.10   Country of Aircraft Registration..................................3
      1.11   Maintenance Program...............................................3
      1.12   Agreed Value of Aircraft..........................................3
      1.13   LESSOR's Bank Account.............................................3

ARTICLE 2    DEFINITIONS.......................................................4
      2.1    General Definitions...............................................4
      2.2    Specific Definitions..............................................9

ARTICLE 3    PLACE AND DATE OF DELIVERY.......................................11
      3.1    Place of Delivery................................................11
      3.2    Scheduled Delivery Date..........................................11
      3.3    No LESSOR Liability..............................................11
      3.4    Total Loss of Aircraft prior to Delivery.........................11
      3.5    Cancellation for Delay...........................................11

ARTICLE 4    LEASE TERM AND EXTENSION OPTION..................................12
      4.1    Initial Lease Term...............................................12
      4.2    Lease Extension Option...........................................12
      4.3    "Lease Term" and "Expiration Date"...............................12
      4.4    "Termination Date"...............................................12

ARTICLE 5    SECURITY DEPOSIT, TRANSACTION FEE, RENT, RESERVES AND
             OTHER PAYMENTS...................................................14
      5.1    Security Deposit.................................................14
      5.2    Transaction Fee..................................................14
      5.3    Rent.............................................................14
      5.4    Reserves.........................................................15
      5.5    LESSOR's Bank Account............................................16
      5.6    Default Interest.................................................16
      5.7    No Deductions or Withholdings....................................17
      5.8    Value Added Taxes................................................17
      5.9    Wire Transfer Disbursement Report................................17
      5.10   Net Lease........................................................17
      5.11   LESSOR Performance of LESSEE Obligation..........................18
      5.12   Consideration for Rent and other Amounts.........................19

ARTICLE 6    DELIVERY CONDITION AND INSPECTION OF AIRCRAFT....................20
      6.1    LESSEE Selection of Aircraft.....................................20
      6.2    Condition at Delivery............................................20
      6.3    LESSEE Inspection of Aircraft at Delivery........................20
      6.4    Delivery of Aircraft to LESSEE...................................20
      6.5    LESSEE Acceptance of Aircraft....................................20

ARTICLE 7    PRE-DELIVERY, DELIVERY AND POST-DELIVERY DOCUMENTARY
             AND OTHER REQUIREMENTS...........................................21
      7.1    Pre-Delivery Requirements........................................21
      7.2    LESSOR's Pre-Delivery Requirements...............................21
      7.3    Delivery Requirements............................................22
      7.4    Post-Delivery Requirements.......................................23

ARTICLE 8    DISCLAIMERS......................................................24
      8.1    "As Is, Where Is"................................................24
      8.2    Waiver of Warranty of Description................................24
      8.3    LESSEE Waiver....................................................25
      8.4    Conclusive Proof.................................................25
      8.5    No LESSOR Liability for Losses...................................25
      8.6    No Liability to Repair or Replace................................26
      8.7    No Waiver........................................................26

ARTICLE 9    MANUFACTURERS' AND VENDORS' WARRANTIES...........................27
      9.1    Warranties.......................................................27
      9.2    Non-Assignable Warranties........................................27
      9.3    Reassignment.....................................................27
      9.4    Warranty Claims..................................................27

ARTICLE 10   OPERATION OF AIRCRAFT............................................28
      10.1   Costs of Operation...............................................28
      10.2   Compliance with Laws.............................................28
      10.3   Training.........................................................28
      10.4   No Violation of Insurance Policies...............................28
      10.5   Flight Charges...................................................28

ARTICLE 11   SUBLEASES........................................................29
      11.1   No Sublease without LESSOR Consent...............................29
      11.2   LESSOR Costs.....................................................29
      11.3   Any Approved Sublease............................................29
      11.4   Assignment of Sublease...........................................30
      11.5   Continued Responsibility of LESSEE...............................30

ARTICLE 12   MAINTENANCE OF AIRCRAFT..........................................31
      12.1   General Obligation...............................................31
      12.2   Specific Obligations.............................................31
      12.3   Replacement of Parts.............................................33
      12.4   Removal of Engines...............................................34
      12.5   Pooling of Engines and Parts.....................................34
      12.6   Installation of Engines on other aircraft........................34
      12.7   Engine Thrust Rating.............................................35
      12.8   Modifications....................................................35
      12.9   Performance of Work by Third Parties.............................37
      12.10  Reporting Requirements...........................................37
      12.11  Information Regarding Maintenance Program........................37
      12.12  LESSOR Rights to Inspect Aircraft................................37

ARTICLE 13   USE OF RESERVES..................................................38
      13.1   Airframe Reserves................................................38
      13.2   Engine Reserves..................................................38
      13.3   Landing Gear Reserves............................................39
      13.4   Reimbursement....................................................39
      13.5   Reimbursement Adjustment.........................................39
      13.6   Costs in Excess of Reserves......................................40
      13.7   Reimbursement after Termination Date.............................40

ARTICLE 14   TITLE AND REGISTRATION...........................................41
      14.1   Title to the Aircraft During Lease Term..........................41
      14.2   Registration of Aircraft.........................................41
      14.3   Filing of this Lease.............................................41
      14.4   Evidence of Registration and Filings.............................41

ARTICLE 15   IDENTIFICATION PLATES............................................42
      15.1   Airframe Identification Plates...................................42
      15.2   Engine Identification Plates.....................................42

ARTICLE 16   TAXES............................................................43
      16.1   General Obligation of LESSEE.....................................43
      16.2   Exceptions to Indemnity..........................................43
      16.3   After-Tax Basis..................................................44
      16.4   Timing of Payment................................................45
      16.5   Contests.........................................................45
      16.6   Refunds..........................................................45
      16.7   Cooperation in Filing Tax Returns................................45
      16.8   Survival of Obligations..........................................45

ARTICLE 17   INDEMNITIES......................................................46
      17.1   General Indemnity................................................46
      17.2   Exceptions to General Indemnities................................47
      17.3   After-Tax Basis..................................................48
      17.4   Timing of Payment................................................48
      17.5   Subrogation......................................................48
      17.6   Notice...........................................................48
      17.7   Refunds..........................................................48
      17.8   Defense of Claims................................................48
      17.9   Survival of Obligation...........................................49

ARTICLE 18   INSURANCE........................................................50
      18.1   Categories of Insurance..........................................50
      18.2   Write-back of any Date Recognition Exclusion.....................50
      18.3   Insurance for Indemnities........................................50
      18.4   Insurance required by Manufacturer...............................50
      18.5   Renewal..........................................................50
      18.6   Assignment of Rights by LESSOR...................................50
      18.7   Other Insurance..................................................51
      18.8   Information......................................................51
      18.9   Currency.........................................................51
      18.10  Grounding of Aircraft............................................51
      18.11  Failure to Insure................................................51
      18.12  Reinsurance......................................................51
      18.13  Limit on Hull in favor of LESSEE.................................52

ARTICLE 19   LOSS, DAMAGE AND REQUISITION.....................................53
      19.1   Definitions......................................................53
      19.2   Notice of Total Loss.............................................54
      19.3   Total Loss of Aircraft or Airframe...............................54
      19.4   Surviving Engine(s)..............................................55
      19.5   Total Loss of Engine and not Airframe............................55
      19.6   Other Loss or Damage.............................................56
      19.7   Copy of Insurance Policy.........................................57
      19.8   Government Requisition...........................................57
      19.9   LESSOR Retention of Reserves; Return of Security Deposit
             and Prepaid Rent.................................................57

ARTICLE 20   REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE..............59
      20.1   Representations and Warranties...................................59
      20.2   Covenants........................................................60

ARTICLE 21   REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSOR..............63
      21.1   Representations and Warranties...................................63
      21.2   Covenant of Quiet Enjoyment......................................64

ARTICLE 22   FINANCIAL AND RELATED INFORMATION................................65

ARTICLE 23   RETURN OF AIRCRAFT...............................................66
      23.1   Date of Return...................................................66
      23.2   Technical Report.................................................66
      23.3   Return Location..................................................66
      23.4   Full Aircraft Documentation Review...............................66
      23.5   Aircraft Inspection..............................................66
      23.6   Certificate of Airworthiness Matters.............................67
      23.7   General Condition of Aircraft at Return..........................68
      23.8   Checks Prior to Return...........................................70
      23.9   Engine Return Requirements.......................................71
      23.10  Hour/Cycle/Calendar Time Requirements............................73
      23.11  Like for Like....................................................74
      23.12  Export and Deregistration of Aircraft............................74
      23.13  LESSEE's Continuing Obligations..................................74
      23.14  Airport and Navigation Charges...................................75
      23.15  Return Acceptance Certificate....................................75
      23.16  Indemnities and Insurance........................................76
      23.17  Civil Reserve Air Fleet..........................................76

ARTICLE 24   ASSIGNMENT.......................................................78
      24.1   No Assignment by LESSEE..........................................78
      24.2   Sale or Assignment by LESSOR.....................................78
      24.3   LESSOR's Lender..................................................78
      24.4   LESSEE Cooperation...............................................78
      24.5   Protections......................................................79

ARTICLE 25   DEFAULT OF LESSEE................................................80
      25.1   LESSEE Notice to LESSOR..........................................80
      25.2   Events of Default................................................80
      25.3   LESSOR's General Rights..........................................82
      25.4   Deregistration and Export of Aircraft............................82
      25.5   LESSEE Liability for Damages.....................................82
      25.6   Waiver of Default................................................83
      25.7   Present Value of Payments........................................83
      25.8   Use of "Termination Date"........................................84
      25.9   LESSEE's Remedies................................................84
      25.10  Waiver of Consequential Damages..................................84

ARTICLE 26   NOTICES..........................................................85
      26.1   Manner of Sending Notices........................................85
      26.2   Notice Information...............................................85

ARTICLE 27   GOVERNING LAW AND JURISDICTION...................................86
      27.1   California Law...................................................86
      27.2   Non-Exclusive Jurisdiction in California.........................86
      27.3   Service of Process...............................................86
      27.4   Prevailing Party in Dispute......................................86
      27.5   Waiver...........................................................86

ARTICLE 28   MISCELLANEOUS....................................................87
      28.1   Transportation of Personnel......................................87
      28.2   Press Releases...................................................87
      28.3   Power of Attorney................................................87
      28.4   LESSOR Performance for LESSEE....................................87
      28.5   LESSOR's Payment Obligations.....................................87
      28.6   Application of Payments..........................................87
      28.7   Usury Laws.......................................................87
      28.8   Delegation by LESSOR.............................................88
      28.9   Confidentiality..................................................88
      28.10  Rights of Parties................................................88
      28.11  Further Assurances...............................................88
      28.12  Use of Word "including"..........................................89
      28.13  Headings.........................................................89
      28.14  Invalidity of any Provision......................................89
      28.15  Time is of the Essence...........................................89
      28.16  Amendments in Writing............................................89
      28.17  Counterparts.....................................................89
      28.18  Delivery of Documents by Fax.....................................89
      28.19  Entire Agreement.................................................89
      28.20  Expenses.........................................................90

EXHIBIT A    AIRCRAFT DESCRIPTION.............................................92
EXHIBIT B    CONDITION AT DELIVERY............................................93
EXHIBIT C    CERTIFICATE OF INSURANCE.........................................99
EXHIBIT D    BROKERS' LETTER OF UNDERTAKING..................................106
EXHIBIT E    ESTOPPEL AND ACCEPTANCE CERTIFICATE.............................108
EXHIBIT F    OPINION OF COUNSEL..............................................110
EXHIBIT G    FORM OF POWER OF ATTORNEY.......................................111
EXHIBIT H    ASSIGNMENT OF RIGHTS (AIRFRAME).................................113
EXHIBIT I    ASSIGNMENT OF RIGHTS (ENGINES)..................................118
EXHIBIT J    RETURN ACCEPTANCE RECEIPT.......................................122
EXHIBIT K    MONTHLY REPORT..................................................132
EXHIBIT L    AIRCRAFT DOCUMENTATION..........................................135
EXHIBIT M    TECHNICAL EVALUATION REPORT.....................................137

                            AIRCRAFT LEASE AGREEMENT

THIS AIRCRAFT LEASE AGREEMENT is made and entered into as of May 25, 2000.

         BETWEEN:

     FRONTIER AIRLINES, INC., a Colorado corporation whose address and principal place of business is at 12015 East 46th Avenue, Suite 200, Denver, Colorado 80239 ("LESSEE") and

     INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation whose address and principal place of business is at 1999 Avenue of the Stars, 39th Floor, Los Angeles, California 90067, United States of America ("LESSOR").

         The subject matter of this Lease is one (1) used B737-300 aircraft as more particularly described on Exhibit A attached hereto. In consideration of and subject to the mutual covenants, terms and conditions contained in this Lease, LESSOR hereby agrees to lease to LESSEE and LESSEE hereby agrees to lease from LESSOR the aircraft and the parties further agree as follows:

         ARTICLE 1             SUMMARY OF TRANSACTION


         The following is a summary of the lease transaction between LESSEE and LESSOR. It is set forth for the convenience of the parties only and will not be deemed in any way to amend, detract from or simplify the other provisions of this Lease.

1.1             Description of Aircraft

                One used  Boeing  B737-300   aircraft  with  two  (2)  installed
                CFM56-3C1 engines, all as more particularly described on Exhibit A hereto 1.2 Scheduled Delivery Date and Location

1.2             Scheduled Delivery Date and Location

                On or about May 31, 2000 at the TIMCO maintenance facility at Greensboro, North Carolina.

1.3             Initial Lease Term

                       32 months

1.4             Lease Extension Option

                       One (1) Lease extension option of seven (7) months

1.5             Security Deposit

                       *

1.6             Transaction Fee

                       *

1.7             Rent During Initial Lease Term

                       *


1.8             Rent During Lease Extension Term

                       *

1.9             Reserves

                       *

1.10            Country of Aircraft Registration

                       United States

1.11            Maintenance Program

                       LESSEE's Maintenance Program

1.12            Agreed Value of Aircraft

                       *

1.13            LESSOR's Bank Account


                       *

         ARTICLE 2             DEFINITIONS


         Except where the context otherwise requires, the following words have the following meanings for all purposes of this Lease. The definitions are equally applicable to the singular and plural forms of the words. Any agreement defined below includes each amendment, modification, supplement and waiver thereto in effect from time to time.

2.1      General Definitions.


                "Aircraft" means the Aircraft described on Exhibit A hereto, including the Airframe, two (2) Engines, Parts and Aircraft Documentation, collectively. As the context requires, "Aircraft" may also mean the Airframe, any Engine, any Part, the Aircraft Documentation or any part thereof individually. For example, in the context of return to LESSOR the term "Aircraft" means the Airframe, Engines, Parts and Aircraft Documentation collectively, yet in the context of LESSEE not creating any Security Interests other than Permitted Liens on the Aircraft, the term "Aircraft" means any of the Airframe, any Engine, any Part or the Aircraft Documentation individually.

                "Aircraft Documentation" means all (a) log books, Aircraft records, manuals and other documents provided to LESSEE in connection with the Aircraft, (b) documents listed in Exhibits E and L and (c) any other documents required to be maintained during the Lease Term by the Aviation Authority, LESSEE's Maintenance Program and this Lease.

                "Airframe" means the airframe listed in the Estoppel and Acceptance Certificate executed at Delivery together with all Parts relating thereto (except Engines or engines).

                "Airframe Warranty Assignment" means the Assignment of Rights (Airframe) to be entered into between LESSOR and LESSEE in the form of Exhibit H.

                "Airworthiness Directives" or "ADs" means all airworthiness directives (or equivalent) of the FAA and the Aviation Authority applicable to the Aircraft.

                "APU" means the auxiliary power unit of the Aircraft.

                "Aviation Authority" means the FAA or any Government Entity which under the Laws of U.S. from time to time has control over civil aviation or the registration, airworthiness or operation of aircraft in U.S. If the Aircraft is registered in a country other than the U.S., "Aviation Authority" means the agency which regulates civil aviation in such other country.

                "Aviation Documents" means any or all of the following which at any time may be obtainable from the Aviation Authority: (a) if required, a temporary certificate of airworthiness from the Aviation Authority allowing the Aircraft to be flown after Delivery to the State of Registration, (b) an application for registration of the Aircraft with the appropriate authority in the State of Registration, (c) the certificate of registration for the Aircraft issued by the State of Registration, (d) a full certificate of airworthiness for the Aircraft specifying transport category (passenger), (e) an air transport license, (f) an air operator's certificate, (g) such recordation of LESSOR's title to the Aircraft and interest in this Lease as may be available in the State of Registration and (h) all such other authorizations, approvals, consents and certificates in the State of Registration as may be required to enable LESSEE lawfully to operate the Aircraft.

                "Basic Engine" means those units and components of the Engine which are used to induce and convert fuel/air mixture into thrust/power; to transmit power to the fan and accessory drives; to supplement the function of other defined systems external to the Engine; and to control and direct the flow of internal lubrication, plus all essential accessories as supplied by Engine manufacturer. The nacelle, installed components related to the Aircraft systems, thrust reversers, QEC and the primary flight nozzle are excluded.

                "Business Day" means a day other than a Saturday or Sunday on which the banks in New York City are open for the transaction of business of the type required by this Lease.

                "Certificated Air Carrier" means any Person (except the U.S. Government) that is a "citizen of the United States of America" (as defined in
Section 40102 of Title 49 of U.S.C.) and holding a Certificate of Public Convenience and Necessity issued under Section 41102 of Title 49 of U.S.C. by the Department of Transportation or any predecessor or successor agency thereto, or, in the event such certificates shall no longer be applicable, any Person (except the U.S. Government) that is a citizen of the U.S. (as defined in Section 40102 of Title 49 of the U.S.C.) and legally engaged in the business of transporting for hire passengers or cargo by air predominantly to, from or between points within the U.S., and, in either event, operating commercial jet aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo, which also is certificated.

                "Creditor" means any lessor, owner, bank, lender, mortgagee or other Person which is the owner of or has any interest in an aircraft engine or aircraft operated by LESSEE.

                "Creditor Agreement" means the applicable agreement between a Creditor and LESSEE or between Creditors pursuant to which such Creditor owns, leases or has an interest in either an aircraft operated by LESSEE on which an Engine may be installed or in an aircraft engine which may be installed on the Airframe.

                "Default" means any event which, upon the giving of notice or the lapse of time would constitute an Event of Default.

                "Delivery" means the delivery of the Aircraft from LESSOR to LESSEE pursuant to Article 6.4.

                "Delivery Date" means the date on which Delivery takes place.

                "Dollars" and "$" means the lawful currency of the U.S.

                "Engine" means (a) each of the engines listed on the Estoppel and Acceptance Certificate; (b) any replacement engine acquired by LESSOR and leased to LESSEE pursuant to Article 19.5 following a Total Loss of an Engine; and (c) all Parts installed in or on any of such engines at Delivery (or substituted, renewed or replacement Parts in accordance with this Lease) so long as title thereto is or remains vested in LESSOR in accordance with the terms of
Article 12.3.

                "Engine Warranty Assignment" means the Assignment of Rights (Engines) to be entered into between LESSOR and LESSEE in the form of Exhibit I.

                "Estoppel  and  Acceptance   Certificate"   means  that  certain
estoppel and acceptance certificate in the form of Exhibit E pursuant to which LESSEE accepts Delivery of the Aircraft.

                "Event  of  Default"  means  any of the  events  referred  to in
Article 25.2.

                "FAA"  means  the  Federal   Aviation   Administration   of  the
Department of Transportation or any successor thereto under the Laws of the U.S.

                "FARs" means the U.S. Federal Aviation Regulations embodied in Title 14 of the U.S. Code of Federal Regulations, as amended from time to time, or any successor regulations thereto.

                "Geneva Convention" means the Convention on the International Recognition of Rights in Aircraft signed in Geneva, Switzerland on June 19, 1948.

                "Government Entity" means any (a) national, state or local government, (b) board, commission, department, division, instrumentality, court, agency or political subdivision thereof and (c) association, organization or institution of which any of the entities listed in (a) or (b) is a member or to whose jurisdiction any such entity is subject.

                "Landing Gear" means the installed main and nose landing gear, components and their associated actuators, side braces and parts.

                "Law" means any (a) statute, decree, constitution, regulation, order or any directive of any Government Entity, (b) treaty, pact, compact or other agreement to which any Government Entity is a signatory or party and (c) judicial or administrative interpretation or application of any of the foregoing.

                "Lease" means this Aircraft Lease Agreement, together with all Exhibits hereto.

                "LESSOR's Lien" means any Security Interest created by LESSOR or otherwise arising solely as a result of any act or omission of LESSOR or any Person claiming by or through LESSOR.

                "LESSOR's Taxes" means any Taxes referred to in Article 16.2.

                "Maintenance Program" means LESSEE's maintenance program as approved by the Aviation Authority or such other maintenance program as LESSOR may, in its reasonable discretion, accept in writing.

                "Manufacturer" means The Boeing Company.

                "MPD" means the Maintenance Planning Document published by Manufacturer and applicable to the Aircraft. With respect to the hour/cycle/calendar time limitation of Parts and inspections, references to the MPD mean the most restrictive limitation set forth therein.

                "Operative Documents" means this Lease, the Airframe Warranty Assignment, the Engine Warranty Assignment, the Estoppel and Acceptance Certificate and any Side Letter or other document or agreement entered into on or after the date hereof between LESSEE and LESSOR relating to the leasing of the Aircraft hereunder or the transactions contemplated hereby.

                "Overhaul" means the full reconditioning of the Aircraft, an Engine, APU, Landing Gear, module or Part, as the case may be, in which such equipment has been fully disassembled; cleaned; thoroughly inspected; and returned to the highest standard specified by the applicable manufacturer's manual.

                "Part" means any part, component, appliance, system module, engine module, accessory, material, instrument, communications equipment, furnishing, LESSEE-furnished or LESSOR-purchased equipment, the APU, or other item of equipment (other than complete Engines or engines) for the time being installed in or attached to the Airframe or any Engine, or which, having been removed from the Airframe or any Engine, remains the property of LESSOR.

                "Permitted Lien" means (a) LESSOR's Liens; (b) Security Interests arising in the ordinary course of LESSEE's business for Taxes either not yet assessed or, if assessed, not yet due or being contested in good faith in accordance with Article 16.5 or (c) materialmen's, mechanics', workmen's, repairmen's, employees' liens or similar Security Interests arising by operation of Law after the Delivery Date in the ordinary course of LESSEE's business for amounts which are either not yet due or are being contested in good faith by appropriate proceedings (and for which adequate reserves have been made or, when required in order to pursue such proceedings, an adequate bond has been provided) so long as such proceedings do not involve any danger of sale, forfeiture or loss of the Aircraft.

                "Permitted  Sublessee"  has  the  meaning  ascribed  thereto  in
Article 11.1.1.

                "Permitted Transferee" means any Person who:

               (a) is a "citizen of the United States" as defined in Section 40102 of Title 49 of the U.S.C. with the requisite power and authority to enter into and carry out the transactions contemplated by this Lease;

               (b)  is not,  and is not  affiliated  with,  a  Certificated  Air
                    Carrier;

               (c) enters into a binding agreement with LESSEE pursuant to which it agrees to be bound by the terms of this Lease and agrees to perform all of the obligations of LESSOR hereunder; and

               (d) is either (i) a U.S. bank, insurance company or other financial institution with a consolidated net worth of at least $*, (ii) a corporation which has (or a general partnership whose general partners have) a consolidated net worth of at least $* and which is a sophisticated entity, experienced in participating as an equity investor in commercial aircraft leases, (iii) the trustee or agent of an aircraft income or similar fund; provided that such trustee or agent has a consolidated net worth of at least $* or (iv) such other Person as LESSEE shall approve in writing, such approval not to be unreasonably withheld or delayed.

                "Person" means any individual, firm, partnership, joint venture, trust, corporation, Government Entity, committee, department, authority or any body, incorporated or unincorporated, whether having distinct legal personality or not.

                "Prime Rate" means the rate of interest from time to time announced by Chase Manhattan Bank in New York as its prime commercial lending rate.

                "Prior Lessee" means Pro Air, Inc.

                "Security Interest" means any encumbrance or security interest, however and wherever created or arising including (without prejudice to the generality of the foregoing) any right of ownership, security, mortgage, pledge, charge, encumbrance, lease, lien, statutory or other right in rem, hypothecation, title retention, attachment, levy, claim or right of possession or detention.

                "State of Registration" means U.S. or such other country or state of registration of the Aircraft as LESSOR may, in its absolute discretion, approve in writing.

                "U.S." means the United States of America.

2.2             Specific Definitions.    The following  terms are defined in the
Articles referenced below:

            Terms                                                  Article

           Agreed Value                                            19.1
           Airframe Reserves                                       5.4.1
           CRAF                                                    23.17.1
           CRAF Program Requisition Period                         23.17.1
           Default Interest                                        5.6
           Delivery Location                                       3.1
           Engine Reserves                                         5.4.1
           Expenses                                                17.1
           Expiration Date                                         4.3
           Extension Lease Term                                    4.2.1
           ndemnitees                                              17.1
           Initial Lease Term                                      4.3
           Landing Gear Reserves                                   5.4.1
           Lease Term                                              4.3
           LESSOR's Assignee                                       24.2.1
           LESSOR's Bank                                           5.5
           LESSOR's Lender                                         24.3
           Modification                                            12.8.1
           Net Total Loss Proceeds                                 19.1
           Outside Delivery Date                                   3.5
           Passenger Service Equipment                             12.8.1
           Rent                                                    5.3.1
           Reserves                                                5.4.1
           Scheduled Delivery Date                                 3.2
           Security Deposit                                        5.1.1
           Taxes                                                   16.1
           Termination Date                                        4.4
           Total Loss                                              19.1
           Total Loss Date                                         19.1
           Total Loss Proceeds                                     19.1
           Transaction Fee                                         5.2

         ARTICLE 3            PLACE AND DATE OF DELIVERY

3.1 Place of Delivery.1 Place of Delivery.1 Place of Delivery.1 Place of Delivery. LESSOR will deliver the Aircraft to LESSEE at the TIMCO maintenance facility at Greensboro, North Carolina or such other place as may be agreed in writing between the parties (the "Delivery Location").

3.2 Scheduled Delivery Date.2 Scheduled Delivery Date.2 Scheduled Delivery Date.2 Scheduled Delivery Date. As of the date of this Lease, Delivery of the Aircraft from LESSOR to LESSEE is scheduled to occur on or about May 31, 2000. LESSOR will notify LESSEE from time to time and in a timely manner of the exact date on which LESSOR expects Delivery to take place (the "Scheduled Delivery Date").

3.3 No LESSOR Liability.3 No LESSOR Liability.3 No LESSOR Liability.3 No LESSOR Liability. LESSOR will not be liable for any loss or expense, or any loss of profit, arising from any delay or failure in Delivery to LESSEE unless such delay or failure arises as a direct consequence of the willful misconduct of LESSOR.

3.4 Total Loss of Aircraft prior to Delivery.4 Total Loss of Aircraft prior to Delivery.4 Total Loss of Aircraft prior to Delivery.4 Total Loss of Aircraft prior to Delivery. If a Total Loss of the Aircraft occurs prior to Delivery, neither party will have any further liability to the other except that LESSOR will return to LESSEE the Security Deposit in accordance with Article 5.1.3 and any prepaid Rent, whereupon this Lease shall terminate.

3.5 Cancellation for Delay.5 Cancellation for Delay.5 Cancellation for Delay.5 Cancellation for Delay. Promptly after LESSOR becomes aware that a delay will cause Delivery to be delayed beyond June 15, 2000 (the "Outside Delivery Date"), LESSOR will notify LESSEE. By written notice given within *(*) days after the first to occur of (i) LESSEE's receipt of such LESSOR notice or (ii) the Outside Delivery Date, either party may by written notice to the other party terminate this Lease and this Lease will terminate on the date of receipt of such notice. In the event of such termination, neither party will have any further liability to the other party except that LESSOR will return to LESSEE the Security Deposit in accordance with Article 5.1.3 and any prepaid Rent. If neither party gives notice of termination within such * (*) day period, then the period for termination shall be deemed to be extended for an additional * (*) days after the expiration of such * (*) day period. In the event that neither party gives a notice of termination within such * (*) day period, the Lease will automatically terminate upon the expiration of such period, and LESSOR will return to LESSEE the Security Deposit and any prepaid Rent as provided above.

         ARTICLE 4            LEASE TERM AND EXTENSION OPTION

4.1 Initial Lease Term The term of leasing of the Aircraft will commence on the Delivery Date and continue for an initial Lease term of * (*) months (the "Initial Lease Term").

4.2 Lease Extension Option

4.2.1 So long as no payment Default or Event of Default has occurred and is continuing hereunder on the date of exercise of the option or on the commencement date of the extension lease term with respect to such option, LESSEE will have one (1) option to extend the term of the Lease for a period of
* (*) months (the "Extension Lease Term").

4.2.2 In order to exercise its option, LESSEE must give written notice to LESSOR not less than * (*) months prior to the then-existing Expiration Date of this Lease. Any notice given by LESSEE in accordance herewith will be irrevocable.

4.3 "Lease Term" and "Expiration Date".3 LeaseTerm and ExpirationDate24.3 LeaseTerm and ExpirationDate.3 LeaseTerm and ExpirationDate. "Lease Term" means the term of leasing commencing on the Delivery Date and terminating on the Expiration Date. "Expiration Date" means the date on which LESSEE is required to redeliver the Aircraft to LESSOR in the condition required by this Lease on the last day of the Initial Lease Term or Extension Lease Term, if and as applicable.

4.4 "Termination Date" This Lease may in fact terminate on any of the dates set forth below:

(a) the Expiration Date, provided LESSEE returns the Aircraft to LESSOR on the Expiration Date in the condition required by Article 23; or

(b)  a date earlier than the Expiration Date, if:

     (i)  there is a Total Loss of the  Aircraft  prior to Delivery  pursuant to
          Article 3.4;


     (ii) cancellation of this Lease occurs pursuant to Article 3.5;

     (iii)there is a Total Loss of the Aircraft and payment is made to LESSOR in accordance with Article 19.3; or


     (iv) an Event of Default occurs and LESSOR repossesses the Aircraft or otherwise terminates this Lease pursuant to Article 25.3.

(c)  a date later than the Expiration Date, if:

     (i) LESSEE fails to return the Aircraft in the condition required by this Lease on the Expiration Date in accordance with Article 23; or

     (ii) an Event of Default occurs and LESSOR repossesses the Aircraft or otherwise terminates this Lease pursuant to Article 25.3.

The "Termination Date" is the date on which this Lease terminates because one of the above has occurred.

 ARTICLE 5 SECURITY DEPOSIT, TRANSACTION FEE, RENT, RESERVES AND OTHER PAYMENTS

5.1 Security Deposit.


5.1.1 *

5.1.2 The Security Deposit may be commingled with LESSOR's general funds and any interest earned on such Security Deposit will be for LESSOR's account. If the Security Deposit is reduced below the required amount by application to meet LESSEE's unperformed obligations under this Lease, LESSEE will replenish the Security Deposit within ten (10) days after LESSOR's demand therefor. The
Security Deposit will serve as security for the performance by LESSEE of its obligations under this Lease and any other agreements between LESSEE and LESSOR relating to aircraft, engines, aircraft equipment or the extension of credit and may be applied by LESSOR upon the occurrence of an Event of Default hereunder or of an event of default by LESSEE under any such other agreements.

5.1.3 Upon termination of this Lease in accordance with Article 4.4 other than if an Event of Default has occurred and is continuing, LESSOR will return to LESSEE the amount of the Security Deposit then held by LESSOR (so long as no default by LESSEE exists under any other agreement between LESSEE and LESSOR relating to aircraft, engines or aircraft equipment or the extension of credit by LESSOR to LESSEE in which case LESSOR will be entitled to set off amounts owing to it), without interest, less an amount determined to be a reasonable estimate of the costs, if any, which LESSOR will incur to remedy any unperformed obligations of LESSEE under this Lease, including the correction of any discrepancies from the required condition of the Aircraft on return of the Aircraft.

5.2 Transaction Fee. *


5.3 Rent

5.3.1 *

5.3.2 *

5.4 Reserves

5.4.1 *

5.4.2 The amount of the Engine Reserves set forth in Article 5.4.1 may be increased by LESSOR in the event of an increase in the thrust rating of an Engine in accordance with Article 12.7.

5.4.3 Such Reserves will be paid on or before the 10th day of the calendar month next following the month in which the Delivery Date occurs and on or before the 10th day of each succeeding calendar month for flying performed during the calendar month prior to payment. All Reserves for flying performed during the month in which the Termination Date occurs will be paid on the Termination Date, unless otherwise agreed by the parties.

5.4.4 No interest will accrue or be paid at any time to LESSEE on such Reserves and, subject to LESSOR's obligations under Article 13, LESSOR may commingle the Reserves with LESSOR's general funds.

5.5  LESSOR's  Bank  Account *

or to such other bank account as LESSOR may from time to time designate by written notice ("LESSOR's Bank"). When it is stated in this Lease that an installment of the Security Deposit, the monthly Rent, Reserves or any other payment is due or must be paid or made by LESSEE by a specific date, then such payment actually must be received by LESSOR's Bank on or before such specific date, even if, in order for such payment to be received by LESSOR's Bank by such specific date, LESSEE must initiate the wire transfer prior to such specific date.

5.6 Default Interest *

5.7 No Deductions or Withholdings.7 No Deductions or Withholdings.7 No Deductions or Withholdings.7 No Deductions or Withholdings. All payments by LESSEE under this Lease, including the Security Deposit, Transaction Fee, Rent, Reserves, Default Interest, fees, indemnities or any other item, will be made in full without any deduction or withholding whether in respect of set-off, counterclaim, duties, or Taxes (as defined in Article 16) imposed in the State of Registration or any jurisdiction from which such payments are made except to the extent otherwise required by Law, in which event LESSEE will pay any additional amount such that the net payment received by LESSOR after any required deduction or withholding equals the amount that LESSOR would have received if such withholding had not been required; provided, however, that if LESSEE pays any such additional amount to compensate for the withholding of any LESSOR Taxes, LESSOR shall pay to LESSEE promptly after receipt of LESSEE's written request therefor (which request shall include a description in reasonable detail of the LESSOR Taxes involved and the calculation of the amounts to be paid) such amounts as are necessary so that the net additional amounts received by LESSOR under this Article 5.7 do not exceed the amounts that LESSOR would have received if no amounts in respect of LESSOR Taxes had been required to be withheld or deducted by LESSEE.

5.8 Value Added Taxes. The Rent and other amounts payable by LESSEE under this Lease are exclusive of any value added tax, turnover tax or similar tax or duty.

5.9 Wire Transfer Disbursement Report.9 Wire Transfer Disbursement Report.9 Wire Transfer Disbursement Report.9 Wire Transfer Disbursement Report. At the time of each Rent or other payment, LESSEE will advise LESSOR in writing of the amount of the payment being made by LESSEE and the allocation of such payment to the Security Deposit, Rent, Reserves, Default Interest and other charges. Notwithstanding the allocation set forth in LESSEE's report, in the event an Event of Default has occurred and is continuing under this Lease, LESSOR will have complete discretion to allocate LESSEE's payments as LESSOR determines.

5.10 Net Lease

5.10.1 This Lease is a net lease and LESSEE's obligation to pay Rent and make other payments in accordance with this Lease will be absolute and unconditional under any and all circumstances and regardless of other events, including the following:

               (a) any right of set-off, counterclaim, recoupment, defense or other right (including any right of reimbursement) which LESSEE may have against LESSOR, Prior Lessee, Manufacturer, the Engine manufacturer or any other person for any reason, including any claim LESSEE may have for the foregoing;

               (b) unavailability or interruption in use of the Aircraft for any reason, including a requisition thereof or any prohibition or interference with or other restriction against LESSEE's use, operation or possession of the Aircraft (whether by Law or otherwise), any defect in title, airworthiness, merchantability, fitness for any purpose, condition, design, specification or operation of any kind or nature of the Aircraft, the ineligibility of the Aircraft for any particular use or trade or for registration under the Laws of any jurisdiction or Total Loss of the Aircraft;

               (c) insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation, receivership, administration or similar proceedings by or against LESSOR, LESSEE, Prior Lessee, Manufacturer, the Engine manufacturer or any other Person;

               (d) invalidity or unenforceability or lack of due authorization of or other defect in this Lease; (e) failure or delay on the part of any party to perform its obligations under this Lease; or

               (f) any other circumstance which but for this provision would or might have the effect of terminating or in any other way affecting any obligation of LESSEE hereunder.

5.10.2 Nothing in Article 5.10 will be construed to limit LESSEE's rights and remedies in the event of LESSOR's breach of its warranty of quiet enjoyment set forth in Article 21.2 or to limit LESSEE's rights and remedies to pursue in a court of law any claim it may have against LESSOR or any other Person; provided, however, that LESSEE will have no obligation to pay Rent as aforesaid, except in respect of Rent accrued at the time, for the number of days that LESSEE is deprived of the possession and use of the Aircraft as the result of the breach by LESSOR of its warranty of quiet enjoyment obligations set forth Article 21.2.


5.11 LESSOR Performance of LESSEE Obligation.11 LESSOR Performance of LESSEE Obligation.11 LESSOR Performance of LESSEE Obligation.11 LESSOR Performance of LESSEE Obligation. If LESSEE fails to make any payment due under this Lease to a third party in connection with the Aircraft or fails to perform any other obligation required under this Lease, LESSOR may (but is not required to) at its election and without waiver of its rights perform such obligation and/or pay such amount. Within five (5) Business Days after written notice to LESSEE of the amount paid by LESSOR on behalf of LESSEE, LESSEE will repay such amount to LESSOR together with Default Interest. Such payment to LESSOR will constitute additional Rent payable by LESSEE to LESSOR hereunder. Any payment, performance or compliance by LESSOR of a LESSEE obligation hereunder will not affect the occurrence or continuance of a Default or Event of Default, as the case may be.

5.12 Consideration for Rent and other Amounts.12 Consideration for Rent and other Amounts.12 Consideration for Rent and other Amounts.12 Consideration for Rent and other Amounts. The amount of the Rent and other payments contained herein are in consideration of LESSEE's waiver of warranties and indemnities set forth in Articles 8 and 17, respectively, and the other provisions of this Lease.

         ARTICLE 6            DELIVERY CONDITION AND INSPECTION OF AIRCRAFT

6.1 LESSEE Selection of Aircraft.1 LESSEE Selection of Aircraft.1 LESSEE Selection of Aircraft.1 LESSEE Selection of Aircraft. LESSEE COVENANTS TO LESSOR THAT LESSEE HAS USED ITS OWN JUDGMENT IN SELECTING THE AIRCRAFT AND HAS DONE SO BASED ON ITS SIZE, DESIGN AND TYPE. LESSEE ACKNOWLEDGES THAT LESSOR IS NOT A MANUFACTURER, REPAIRER OR SERVICING AGENT OF THE AIRCRAFT.

6.2 Condition at Delivery.2 Condition at Delivery.2 Condition at Delivery.2 Condition at Delivery. LESSOR has advised LESSEE that at Delivery the Aircraft will be as set forth in Exhibit A and in the condition set forth in Exhibit B. To the extent that at Delivery there are non-substantial or minor deviations from the condition set forth in Exhibit B which do not affect the airworthiness of the Aircraft, LESSEE will nonetheless accept the Aircraft subject to such deviations and LESSEE and LESSOR will mutually agree to either (i) adjust the return conditions of the Aircraft set forth in Article 23 accordingly or (ii) arrange for LESSOR to reimburse LESSEE for the reasonable cost of rectification of such deviations.

6.3 LESSEE Inspection of Aircraft at Delivery.3 LESSEE Inspection of Aircraft at Delivery.3 LESSEE Inspection of Aircraft at Delivery.3 LESSEE Inspection of Aircraft at Delivery. LESSEE will have the ground inspection and acceptance flight rights set forth in Exhibit B. LESSEE acknowledges that, as between LESSEE and LESSOR, in accepting the Aircraft LESSEE is relying on its own inspection and knowledge of the Aircraft in determining whether the Aircraft meets the requirements of this Lease.

6.4 Delivery of Aircraft to LESSEE.4 Delivery of Aircraft to LESSEE.4 Delivery of Aircraft to LESSEE.4 Delivery of Aircraft to LESSEE. Subject to LESSEE having performed all of the conditions precedent to Delivery set forth herein, LESSOR will deliver the Aircraft to LESSEE at the Delivery Location. Provided that the Aircraft is in the condition required by Article 6.2, upon the tender of the Aircraft by LESSOR to LESSEE, LESSEE will accept the Aircraft by executing and delivering to LESSOR the Estoppel and Acceptance Certificate, whereupon Delivery will be deemed to have occurred for all purposes under this Lease, including, but not limited to, the commencement of LESSEE's obligation to pay Rent hereunder.

6.5 LESSEE Acceptance of Aircraft.5 LESSEE Acceptance of Aircraft.5 LESSEE Acceptance of Aircraft.5 LESSEE Acceptance of Aircraft. If LESSEE fails to (a) comply with the conditions contained in Articles 7.1 and 7.3 so as to allow Delivery to take place on the Scheduled Delivery Date or (b) take delivery of the Aircraft when properly tendered for delivery by LESSOR in the condition required hereunder, LESSEE will indemnify LESSOR for all costs and expenses incurred by LESSOR as a result thereof.

 ARTICLE 7 PRE-DELIVERY, DELIVERY AND POST-DELIVERY DOCUMENTARY AND OTHER REQUIREMENTS

7.1 Pre-Delivery Requirements. LESSEE will deliver to LESSOR each of the following prior to the Scheduled Delivery Date of the Aircraft:

               (a) copies of resolutions of the Board of Directors of LESSEE or other written evidence of appropriate corporate action, duly certifying and authorizing the lease of the Aircraft hereunder and the execution, delivery and performance of this Lease, together with an incumbency certificate as to the person or persons authorized to execute and deliver documents on behalf of LESSEE hereunder; and

               (b)  an opinion of counsel in the form and  substance  of Exhibit
                    F.

               (c) a Certificate of Insurance and Brokers' Letter of Undertaking in the form and substance of Exhibits C and D, respectively, from LESSEE's insurance brokers evidencing insurance of the Aircraft in accordance with this Lease from the Delivery Date;

               (d)  a copy of LESSEE's Air Operator's Certificate;

               (e) a power of attorney empowering LESSEE's representative, who may be an officer or employee of LESSEE, to accept the Aircraft on behalf of LESSEE;

               (f)  a power of attorney in the form of Exhibit G; and
                                                                  -

               (g)  such other documents as LESSOR may reasonably request.
7.2 LESSOR's Pre-Delivery Requirements.2 LESSOR's Pre-Delivery Requirements.2 LESSOR's Pre-Delivery Requirements.2 LESSOR's Pre-Delivery Requirements. LESSEE's obligation to accept delivery of and lease the Aircraft hereunder is subject to satisfaction of the following conditions precedent:

                (a) LESSOR shall tender the Aircraft including the Aircraft Documentation to LESSEE at the Delivery Location in accordance with Article 6.2;

                (b) The Aircraft shall be registered in the U.S. in the name of LESSOR and the Aircraft shall have a valid Certificate of Airworthiness and shall be in the condition required in order to meet the operating requirements of FAR Part 121; and (c) All Airworthiness Directives which are issued prior to the Delivery Date and which require compliance (either by means of repetitive inspections, modifications or terminating action) prior to Delivery or within one (1) year after Delivery will be complied with on a terminating action basis at LESSOR's cost; Airworthiness Directives which do not have a terminating action will be accomplished at the highest level of inspection or modification possible.

7.3 Delivery Requirements. On the Delivery Date of the Aircraft, each of the following will occur:

7.3.1 If not previously done, LESSEE will pay to LESSOR the first monthly installment of Rent in accordance with Article 5.3.2;

7.3.2 LESSEE will execute and deliver to LESSOR the Estoppel and Acceptance Certificate covering the Aircraft and dated the Delivery Date.

7.3.3 LESSEE will deliver a certificate signed by an officer of LESSEE stating all of the following:

                (a) the representations and warranties contained in Article 20 are true and accurate on and as of the Delivery Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date); and

                (b) no Default has occurred and is continuing or will result from LESSEE's lease of the Aircraft hereunder.

7.3.4 LESSEE's counsel will deliver an opinion confirming the matters set forth in the opinion of counsel described in Article 7.1 and advising that all filing and other requirements described in the earlier opinion of counsel have been met.

7.3.5 If any Creditor Agreement provides or contemplates that such Creditor will obtain any right, title or interest in an Engine which is installed on such Creditor's aircraft, prior to placing the Engine on such Creditor's aircraft LESSEE will deliver to LESSOR an engines cooperation agreement in form and substance acceptable to LESSOR which is executed by LESSEE and LESSEE's Creditors (as defined therein).

7.4 Post-Delivery Requirements.4 Post-Delivery Requirements.4 Post-Delivery Requirements.4 Post-Delivery Requirements. Within fourteen (14) days after Delivery, if not previously provided, LESSOR will deliver to LESSEE (a) the Airframe Warranty Assignment duly executed by LESSOR and acknowledged by Manufacturer and (b) the Engine Warranty Assignment duly executed by LESSOR.

         ARTICLE 8            DISCLAIMERS


                LESSOR HAS COMMITTED TO LESSEE THAT ON THE DELIVERY DATE THE AIRCRAFT WILL BE IN THE CONDITION REQUIRED BY EXHIBIT B. SUCH COMMITMENT OR COVENANT ON THE PART OF LESSOR EXPIRES AND THE DISCLAIMERS SET FORTH IN THIS
ARTICLE 8 APPLY UPON LESSEE'S ACCEPTANCE OF THE AIRCRAFT AND EXECUTION OF THE ESTOPPEL AND ACCEPTANCE CERTIFICATE. AFTER SUCH TIME, THEN AS BETWEEN LESSOR AND
LESSEE:

8.1 "As Is, Where Is".1 AsIs,WhereIs.1 AsIs,WhereIs.1 AsIs,WhereIs. LESSEE AGREES THAT IT IS LEASING THE AIRCRAFT "AS IS, WHERE IS". LESSEE UNCONDITIONALLY ACKNOWLEDGES AND AGREES THAT NEITHER LESSOR NOR ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES OR REPRESENTATIVES HAVE MADE OR WILL BE DEEMED TO HAVE MADE ANY TERM, CONDITION, REPRESENTATION, WARRANTY OR COVENANT EXPRESS OR IMPLIED (WHETHER STATUTORY OR OTHERWISE) AS TO (a) THE CAPACITY, AGE, AIRWORTHINESS, VALUE, QUALITY, DURABILITY, CONFORMITY TO THE PROVISIONS OF THIS LEASE, DESCRIPTION, CONDITION (WHETHER OF THE AIRCRAFT, ANY ENGINE, ANY PART THEREOF OR THE AIRCRAFT DOCUMENTATION), DESIGN, WORKMANSHIP, MATERIALS, MANUFACTURE, CONSTRUCTION, OPERATION, DESCRIPTION, STATE, MERCHANTABILITY, PERFORMANCE, FITNESS FOR ANY PARTICULAR USE OR PURPOSE (INCLUDING THE ABILITY TO OPERATE OR REGISTER THE AIRCRAFT OR USE THE AIRCRAFT DOCUMENTATION IN ANY OR ALL JURISDICTIONS) OR SUITABILITY OF THE AIRCRAFT OR ANY PART THEREOF, OR THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, KNOWN OR UNKNOWN, APPARENT OR CONCEALED, EXTERIOR OR INTERIOR, (b) THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY RIGHTS, (c) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE OR (d) ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT OR ANY PART THEREOF, ALL OF WHICH ARE HEREBY EXPRESSLY EXCLUDED AND EXTINGUISHED EXCEPT AS EXPRESSLY PROVIDED IN ARTICLE 21 HEREOF.

8.2 Waiver of Warranty of Description.2 Waiver of Warranty of Description.2 Waiver of Warranty of Description.2 Waiver of Warranty of Description. IN CONSIDERATION OF (a) LESSEE'S RIGHTS HEREUNDER TO INSPECT THE AIRCRAFT AND (b) LESSOR'S ASSIGNMENT TO LESSEE OF ANY EXISTING AND ASSIGNABLE WARRANTIES OF MANUFACTURER AND THE ENGINE MANUFACTURER, LESSEE HEREBY AGREES THAT ITS ACCEPTANCE OF THE AIRCRAFT AT DELIVERY AND ITS EXECUTION AND DELIVERY OF THE ESTOPPEL AND ACCEPTANCE CERTIFICATE CONSTITUTE LESSEE'S WAIVER OF THE WARRANTY OF DESCRIPTION, ANY CLAIMS LESSEE MAY HAVE AGAINST LESSOR BASED UPON THE FAILURE OF THE AIRCRAFT TO CONFORM WITH SUCH DESCRIPTION AND ANY AND ALL RIGHTS IT MAY HAVE TO THE REMEDIES SET FORTH IN SECTIONS 10508 THROUGH 10522 OF THE CALIFORNIA COMMERCIAL CODE. EVEN IF AT ANY TIME THE FAILURE OF THE AIRCRAFT TO CONFORM TO SUCH DESCRIPTION SUBSTANTIALLY IMPAIRS THE VALUE AND UTILITY OF THE AIRCRAFT AND EITHER (i) LESSEE ACCEPTED THE AIRCRAFT BASED ON A REASONABLE ASSUMPTION THAT THE NONCONFORMITY WOULD BE CURED AND IT WAS NOT SEASONABLY CURED OR (ii) LESSEE ACCEPTED THE AIRCRAFT WITHOUT DISCOVERING THE NONCONFORMITY BUT LESSEE'S ACCEPTANCE OF THE AIRCRAFT WAS REASONABLY INDUCED EITHER BY LESSOR'S ASSURANCES OR BY THE DIFFICULTY OF DISCOVERING ANY DEFECT PRIOR TO ACCEPTANCE, LESSEE AGREES NOT TO LOOK TO LESSOR FOR DAMAGES OR RELIEF ARISING OUT OF THE FAILURE OF THE AIRCRAFT TO CONFORM TO SUCH DESCRIPTION.

8.3 LESSEE Waiver.3 LESSEE Waiver.3 LESSEE Waiver.3 LESSEE Waiver. LESSEE hereby waives as between itself and LESSOR and agrees not to seek to establish or enforce any rights and remedies, express or implied (whether statutory or otherwise) against LESSOR or the Aircraft relating to any of the matters mentioned in Articles 8.1 or 8.2 and the leasing thereof by LESSOR to LESSEE.

8.4 Conclusive Proof.4 Conclusive Proof.4 Conclusive Proof.4 Conclusive Proof. DELIVERY BY LESSEE TO LESSOR OF THE ESTOPPEL AND ACCEPTANCE CERTIFICATE WILL BE CONCLUSIVE PROOF AS BETWEEN LESSOR AND LESSEE THAT LESSEE'S TECHNICAL EXPERTS HAVE EXAMINED AND INVESTIGATED THE AIRCRAFT, INCLUDING THE ENGINES AND THE AIRCRAFT DOCUMENTATION AND THAT EACH IS IN THE CONDITION REQUIRED HEREUNDER AND WITHOUT DEFECT, EXCEPT AS SPECIFICALLY SET FORTH IN SUCH CERTIFICATE, (WHETHER OR NOT DISCOVERABLE AT DELIVERY) AND OTHERWISE IN EVERY WAY SATISFACTORY TO LESSEE.

8.5 No LESSOR Liability for Losses.5 No LESSOR Liability for Losses.5 No LESSOR Liability for Losses.5 No LESSOR Liability for Losses. LESSEE agrees that LESSOR will not be liable to LESSEE, any sublessee or any Person, whether in contract or tort and however arising, for any cost, loss or damage (consequential or otherwise) arising out of the condition of the Aircraft, whether or not due in whole or in part to an act or omission or the active or passive negligence of LESSOR.

8.6 No Liability to Repair or Replace.6 No Liability to Repair or Replace.6 No Liability to Repair or Replace.6 No Liability to Repair or Replace. LESSOR will not be liable for any expense in repairing or replacing any item of the Aircraft or be liable to supply another aircraft or any item in lieu of the Aircraft or any Part thereof if the same is lost, confiscated, damaged, destroyed or otherwise rendered unfit for use.

8.7 No Waiver Nothing in this Article 8 or elsewhere in this Lease will be deemed to be a waiver by LESSEE of any rights it may have against Manufacturer, the Engine manufacturer or any other Person.

         ARTICLE 9            MANUFACTURERS' AND VENDORS' WARRANTIES


9.1 Warranties.1 Warranties.1 Warranties.1 Warranties. Effective upon Delivery LESSOR will assign to LESSEE for the duration of the Lease Term the benefit of all warranties and indemnities given to LESSOR by Manufacturer and the Engine manufacturer pursuant to the Airframe Warranty Assignment and the Engine Warranty Assignment, respectively. Effective on the Delivery Date, all other assignable vendor warranties with respect to the Aircraft are hereby assigned by LESSOR to LESSEE.

9.2 Non-Assignable Warranties.2 Non-Assignable Warranties.2 Non-Assignable Warranties.2 Non-Assignable Warranties. To the extent that any warranty or indemnity given to LESSOR by Manufacturer and others with respect to the Aircraft cannot be assigned, LESSEE will be entitled to take such action to enforce such warranty or indemnity in the name of LESSOR against Manufacturer and such other parties as LESSEE sees fit, but subject to LESSEE first ensuring that LESSOR is indemnified and secured to LESSOR's satisfaction against all losses, damage, costs, expenses and liabilities thereby incurred or reasonably likely to be incurred.

9.3 Reassignment.3 Reassignment.3 Reassignment.3 Reassignment. On the Termination Date, the benefit of any warranty assigned by LESSOR to LESSEE will be reassigned automatically to LESSOR or its designee. LESSEE's rights under such warranties (including LESSEE's claims and rights to payment thereunder) will revert to LESSOR during any period in which an Event of Default is continuing. LESSEE at its own cost and expense will do all such things and execute such documents as may be reasonably required for this purpose.

9.4 Warranty Claims. LESSEE will diligently and promptly pursue any valid claims it may have against Manufacturer and others under such warranties with respect to the Aircraft and will provide notice of the same to LESSOR.

         ARTICLE 10           OPERATION OF AIRCRAFT


10.1 Costs of Operation.1 Costs of Operation.1 Costs of Operation.1 Costs of Operation. LESSEE will pay all costs incurred in the operation of the Aircraft during the Lease Term, for profit or otherwise, including the costs of flight crews, cabin personnel, fuel, oil, lubricants, maintenance, insurance, storage, landing and navigation fees, airport charges, passenger service and any and all other expenses of any kind or nature, directly or indirectly, in connection with or related to the use, movement and operation of the Aircraft. The obligations, covenants and liabilities of LESSEE under this paragraph arising prior to return of the Aircraft to LESSOR will continue in full force and effect, notwithstanding the termination of this Lease or expiration of the Lease Term.

10.2 Compliance with Laws.2 Compliance with Laws.2 Compliance with Laws.2 Compliance with Laws. Except as expressly provided in this Lease, LESSEE agrees throughout the Lease Term to maintain operational control of the Aircraft and use the Aircraft in accordance with applicable Laws of the State of Registration and of any country, state, territory or municipality into or over which LESSEE may operate. LESSEE will not employ, suffer or cause the Aircraft to be used in any business which is forbidden by Law or in any manner which may render it liable to condemnation, destruction, seizure, or confiscation by any authority. LESSEE will not permit the Aircraft to fly to any airport or country if so doing would cause LESSEE to be in violation of any Law applicable to LESSEE or the Aircraft.

10.3 Training. LESSEE will not use the Aircraft for testing or for training of flight crew members other than LESSEE crew members and it will not use the Aircraft for training any more than it utilizes for training the other B737-300 aircraft in its fleet.

10.4 No Violation of Insurance Policies.4 No Violation of Insurance Policies.4 No Violation of Insurance Policies.4 No Violation of Insurance Policies. LESSEE will not use or permit the Aircraft to be used in any manner or for any purpose which is not covered by the insurance policies LESSEE is required to carry and maintain as set forth in this Lease. LESSEE will not carry any goods of any description excepted or exempted from such policies or do any other act or permit to be done anything which could reasonably be expected to invalidate or limit any such insurance policy.

10.5 Flight Charges.5 Flight Charges.5 Flight Charges.5 Flight Charges. LESSEE will pay promptly when due all enroute navigation charges, navigation service charges and all other charges payable by LESSEE for the use of or for services provided at any airport, whether in respect of the Aircraft or any other aircraft of LESSEE, and will indemnify and hold LESSOR harmless in respect of the same. This indemnity will continue in full force and effect notwithstanding the termination or expiration of the Lease Term for any reason or the return of the Aircraft.

         ARTICLE 11           SUBLEASES

11.1 No Sublease without LESSOR Consent.1 No Sublease without LESSOR Consent.1 No Sublease without LESSOR Consent.1 No Sublease without LESSOR Consent. LESSEE WILL NOT SUBLEASE OR PART WITH POSSESSION OF THE AIRCRAFT (EXCEPT FOR MAINTENANCE AND REPAIR) AT ANY TIME WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR (NOT TO BE UNREASONABLY WITHHELD OR DELAYED) EXCEPT FOR A SUBLEASE TO A PERMITTED SUBLESSEE PRE-APPROVED IN ARTICLE 11.1.1 BELOW, AND IN ACCORDANCE WITH SUCH REQUIREMENTS AS MAY FROM TIME TO TIME BE AGREED IN WRITING BETWEEN LESSOR AND LESSEE. The wet leasing of the Aircraft during the Lease Term (in which LESSEE and its crews retain operational control of the Aircraft) will not be considered a sublease of the Aircraft.

11.1.1 LESSEE may sublease the Aircraft without LESSOR's prior consent to an operator based in the U.S. which is then currently a lessee of LESSOR, provided such operator is not then in default under the aircraft lease agreement between such operator and LESSOR ("Permitted Sublessee"). Any such sublease will be subject to the provisions of this Article 11, including the provisions of
Article 11.2 below.

11.2 LESSOR Costs.2 LESSOR Costs.2 LESSOR Costs.2 LESSOR Costs. LESSEE will indemnify LESSOR on demand for all reasonable and actual out-of-pocket expenses (including legal fees) incurred in connection with LESSOR's assessment of the subleasing proposal (whether or not LESSOR's consent to such sublease is ultimately given), review of the sublease documentation and implementation of the sublease.

11.3 Any Approved Sublease.3 Any Approved Sublease.3 Any Approved Sublease.3 Any Approved Sublease. Any sublease to a Permitted Sublessee, and any other sublease approved by LESSOR will be for a term no greater than the remaining Lease Term and contain provisions consistent with this Lease protecting LESSOR's title to the Aircraft, providing appropriate LESSOR indemnities, regarding the maintenance and repair standards for the Aircraft, concerning the insurances which will be carried by the sublessee and the circumstances which constitute a Total Loss of the Aircraft. Any such sublease will be subject and subordinate to this Lease. In its sole discretion, LESSOR may require an opinion of counsel in connection with such sublease, including LESSOR's right to repossess the Aircraft in the event of an Event of Default hereunder or under the sublease. LESSEE will not amend the terms of any approved sublease without the prior written consent of LESSOR, which will not be unreasonably withheld. Notwithstanding the foregoing, LESSOR agrees that even if an Event of Default has occurred and is continuing hereunder, so long as the approved sublessee fully performs all of the obligations of LESSEE hereunder and agrees to do so on a going forward basis and there is no risk to LESSOR of an impairment to LESSOR's unencumbered title to the Aircraft, LESSOR will not interfere with such sublessee's quiet use and enjoyment of the Aircraft.

11.4 Assignment of Sublease. Any approved sublease will be assigned to LESSOR as security. LESSEE will deliver the original counterpart of the sublease to LESSOR and make any filings necessary to protect LESSOR's security interest.

11.5 Continued Responsibility of LESSEE.5 Continued Responsibility of LESSEE.5 Continued Responsibility of LESSEE.5 Continued Responsibility of LESSEE. LESSEE will continue to be responsible for performance of its obligations under this Lease during any period of sublease.

         ARTICLE 12           MAINTENANCE OF AIRCRAFT


12.1 General Obligation

12.1.1 During the Lease Term and until the Aircraft is returned to LESSOR in the condition required by this Lease, LESSEE alone has the obligation, at its expense, to maintain and repair the Aircraft, Engines, and all of the Parts (a) in accordance with the Maintenance Program, (b) in accordance with the rules and regulations of the Aviation Authority, (c) in accordance with Manufacturer's type design, (d) in accordance with any other regulations or requirements necessary in order to maintain a valid Certificate of Airworthiness for the Aircraft and meet the requirements at all times during the Lease Term and upon return of the Aircraft to LESSOR for issuance of a Standard Certificate of Airworthiness for transport category aircraft issued by the FAA in accordance with FAR Part 21 (except during those periods when the Aircraft is undergoing maintenance or repairs as required or permitted by this Lease and to the extent in conflict with the requirements of the Aviation Authority) and (e) in the same manner and with the same care as used by LESSEE with respect to similar aircraft and engines operated by LESSEE and without in any way discriminating against the Aircraft.

12.1.2 No Engine will remain in an  unserviceable  condition for more than three
(3) months.

12.1.3 LESSEE will not enter into any Engine maintenance cost per flight hour, power-by-the-hour or similar agreement with Engine manufacturer or any other Engine maintenance facility or organization without LESSOR's prior written consent, which consent shall not be unreasonably withheld or delayed.

12.2 Specific Obligations. Without limiting Article 12.1, LESSEE agrees that such maintenance and repairs will include but will not be limited to each of the following specific items:

                (a) performance in accordance with the Maintenance Program of all routine and non-routine maintenance work;

                (b) incorporation in the Aircraft of all Airworthiness Directives, all alert service bulletins of Manufacturer, Engine manufacturer and other vendors or manufacturers of Parts incorporated on the Aircraft and any service bulletins which must be performed in order to maintain the warranties on the Aircraft, Engines, and Parts;

                (c) incorporation in the Aircraft of all other service bulletins of Manufacturer, the Engine manufacturer and other vendors which LESSEE schedules to adopt within the Lease Term for the rest of its B737 aircraft fleet. It is the intent of the parties that the Aircraft will not be discriminated against in service bulletin compliance (including method of compliance) or other maintenance matters compared with the rest of LESSEE's B737 aircraft fleet. LESSEE will not discriminate against the Engines with respect to Overhaul build standards and life-limited part replacements;

                (d) incorporation in the Maintenance Program for the Aircraft of a corrosion prevention and control program as recommended by Manufacturer, the Aviation Authority and the FAA and the correction of any discrepancies in accordance with the recommendations of Manufacturer and the Structural Repair Manual. In addition, all inspected areas will be properly treated with corrosion inhibitor as recommended by Manufacturer;

                (e) maintaining in English and keeping in an up-to-date status the records and historical documents set forth in Exhibit L;

                (f) maintaining historical records, in English, for on condition, condition-monitored, hard time and life-limited Parts (including tags from the manufacturer of such Part or a repair facility which evidence that such Part is new or overhauled and establish authenticity, total time in service and time since overhaul for such Part), the hours and cycles the Aircraft and Engines operate and all maintenance and repairs performed on the Aircraft; and

                (g) properly documenting all repairs, Modifications and alterations and the addition, removal or replacement of equipment, systems or components in accordance with the rules and regulations of the Aviation Authority and reflecting such items in the Aircraft Documentation. In addition, all repairs to the Aircraft will be accomplished in accordance with either (i) Manufacturer's Structural Repair Manual (or FAA-approved Repair Approval Sheets) or (ii) FAA-approved data (such as FAA Form 8110 or equivalent). All Modifications and alterations will be accomplished in accordance with FAA-approved data (such as FAA Form 8110 or equivalent).

12.3 Replacement of Parts

12.3.1 LESSEE, at its own cost and expense, will promptly replace all Parts which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or rendered unfit or beyond economical repair
(BER) for use for any reason. In the ordinary course of maintenance, service, repair, overhaul or testing, LESSEE may remove any Part provided that LESSEE replaces such Part as promptly as practicable. All replacement Parts will (a) be free and clear of all Security Interests (except Permitted Liens) of any kind or description, (b) be in airworthy condition and of at least equivalent model, service bulletin and modification status and have a value and utility at least equal to the Parts replaced, assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof and (c) have a current "serviceable tag" of the manufacturer or maintenance facility providing such items to LESSEE, indicating that such Parts are new, serviceable or Overhauled. So long as a substitution meets the requirements of the Maintenance Program and the Aviation Authority, LESSEE may substitute for any Part a part that does not meet the requirements of the foregoing sentence if a complying Part cannot be procured or installed within the available groundtime of the Aircraft and as soon as practicable the noncomplying part is removed and replaced by a complying Part. With respect to replacement modules in an Engine, LESSEE will use best reasonable efforts to ensure that any replacement module will not have been previously operated at a higher thrust rating than the replaced module provided that in all circumstances life-limited Parts in such replacement module will have no less life remaining than the life-limited Parts in the replaced module.

12.3.2 All Parts removed from the Airframe or any Engine will remain the property of LESSOR and subject to this Lease no matter where located, until such time as such Parts have been replaced by Parts (which have been incorporated or installed in or attached to the Airframe or such Engine) which meet the requirements for replacement Parts specified above and title to such replacement Parts has passed to LESSOR under the Laws of the State of Registration and lex situs. To the extent permitted by the Laws of the State of Registration and the lex situs it is the intent of LESSOR and LESSEE that without further act and immediately upon any replacement Part becoming incorporated, installed or attached to the Airframe or an Engine as above provided, (a) title to the removed Part will thereupon vest in LESSEE, free and clear of all rights of LESSOR, (b) title to the replacement Part will thereupon vest in LESSOR free and clear of all rights of LESSEE (other than LESSEE's rights under this Lease) and
(c) such replacement Part will become subject to this Lease and be deemed to be a Part hereunder to the same extent as the Parts originally incorporated or installed in or attached to the Airframe or such Engine.

12.4 Removal of Engines

12.4.1 If an Engine is removed for testing, service, repair, maintenance, Overhaul work, alterations or modifications, title to such Engine will at all times remain vested in LESSOR.

12.4.2 LESSEE will be entitled to remove any of the Engines from the Aircraft and install another engine or engines on the Aircraft, provided that LESSEE complies with each of the following obligations:

                (a) the insurance requirements set forth in Article 18 and Exhibit C are in place;


                (b) LESSEE ensures that the identification plates referred to in
                Article 15 are not removed from any Engine upon such Engine being detached from the Aircraft; and

                (c) title to the Engine remains with LESSOR free from all Security Interests (except Permitted Liens) regardless of the location of the Engine or its attachment to or detachment from the Aircraft.

12.5 Pooling of Engines and Parts.5 Pooling of Engines and Parts.5 Pooling of Engines and Parts.5 Pooling of Engines and Parts. LESSEE may subject the Engines and Parts to normal interchange or pooling agreements with responsible international scheduled commercial air carriers customary in the airline industry and entered into by LESSEE in the ordinary course of its business with respect to its entire B737 fleet so long as (a) in the case of pooling of an Engine, such Engine is returned to LESSEE within four (4) months, (b) no transfer of title to the Engine occurs, (c) all other terms of this Lease continue to be observed with respect to the Engines or Parts, including but not limited to Articles 8, 10, 12, 14, 15, 16, 17, 18 and 19 and (d) LESSEE continues to be fully responsible to LESSOR for the performance of all of its obligations hereunder.

12.6 Installation of Engines on other aircraft.6 Installation of Engines on other aircraft.6 Installation of Engines on other aircraft.6 Installation of Engines on other aircraft. Any Engine removed from the Aircraft may be installed on another aircraft in LESSEE's fleet which utilizes engines of the same type as the Engine only if one of the situations described in this Article 12.6 exists:

12.6.1 LESSEE or LESSOR has title to such other aircraft free and clear of all Security Interests (except Permitted Liens).

12.6.2 LESSEE, LESSOR and all of the Creditors of LESSEE of such aircraft enter into an engines cooperation agreement in form and substance reasonably acceptable to LESSOR in which each party agrees to recognize one another's rights in the engines. LESSEE will reimburse LESSOR and LESSOR's Lender for their reasonable attorneys' fees and costs in negotiating and finalizing engine cooperation agreement arrangements with LESSEE and its Creditors.

12.6.3 Such other aircraft is subject to a Creditor Agreement (but no other Security Interests except Permitted Liens) which by its terms expressly or effectively states that such Creditor and its successors and assigns will not acquire any right, title or interest in any Engine by reason of such Engine being installed on such aircraft. LESSEE hereby agrees that if LESSOR's title to an Engine is in fact impaired under any such Creditor Agreement, such impairment will be deemed to be a Total Loss of such Engine and the provisions of Article
19.5 will apply. To the extent another Creditor Agreement contains such provisions, then LESSOR hereby agrees for the benefit of the Creditor of such Creditor Agreement that neither LESSOR nor its successors or assigns will acquire or claim any right, title or interest in any engine in which LESSEE or another Creditor has an interest as a result of such engine being installed on the Airframe.

12.7 Engine Thrust Rating.7 Engine Thrust Rating.7 Engine Thrust Rating.7 Engine Thrust Rating. If an Engine is utilized by LESSEE on the Aircraft or on any other airframe (or if the Engine is utilized by any sublessee or user under a pooling arrangement in accordance with this Lease) at a thrust rating greater than the thrust rating set forth in Exhibit A, LESSEE will promptly notify LESSOR and the Engine Reserves amounts set forth in Article 5.4.1 will be increased in an amount proportional to the accelerated rate of deterioration of the Engine resulting from the increased thrust rating.

12.8 Modifications

12.8.1 *

12.8.2 LESSOR may review LESSEE's proposed designs, plans, engineering drawings and diagrams, and flight and maintenance manual revisions for any proposed Modification. If requested by LESSOR, LESSEE will furnish LESSOR (at LESSEE's expense) with such documents in final form and any other documents required by Law, as a result of such Modification. All Modifications incorporated on the Aircraft will be properly documented in the Aircraft Documentation and be fully approved by the Aviation Authority.

12.8.3 Notwithstanding any other provision of this Lease, no Modification will be made which has the effect of decreasing the utility or value of the Aircraft or invalidating any warranty applicable to the Aircraft.

12.8.4 No Modification will be made by LESSEE if an Event of Default exists and is continuing hereunder.

12.8.5 Unless otherwise agreed by LESSOR in writing, all permanent or structural Modifications will forthwith become a part of the Aircraft and LESSEE relinquishes to LESSOR all rights and title thereto. However, all (i) temporary and non-structural Modifications and (ii) all Passenger Service Equipment so long as such equipment can be removed without causing material damage to the Aircraft, will remain the property of LESSEE and, at LESSOR's request and LESSEE's cost, will be removed from the Aircraft prior to return of the Aircraft, with LESSEE restoring the Aircraft to the condition it was in prior to the Modification or installation of Passenger Service Equipment in a manner cosmetically acceptable to LESSOR. Notwithstanding the foregoing, no such removal will be permitted without LESSOR's permission during the occurrence of an Event of Default hereunder and immediately upon the occurrence of an Event of Default hereunder, without the requirement of any further act or notice, all right, title and interest in such Modifications and Passenger Service Equipment will immediately vest in LESSOR; provided however, that in the event of such an Event of Default, with respect to any Passenger Service Equipment, LESSOR will use commercially reasonable efforts to reach agreement with any vendors or suppliers holding title to the Passenger Service Equipment in order to protect the mutual interests of LESSOR and such parties.

12.8.6 LESSOR will bear no liability for the cost of Modifications of the Aircraft whether in the event of grounding or suspensions of certification, or for any other cause.

12.9 Performance of Work by Third Parties.9 Performance of Work by Third Parties.9 Performance of Work by Third Parties.9 Performance of Work by Third Parties. Whenever maintenance and repair work on the Aircraft or Engines will be regularly performed by a Person other than LESSEE, such Person will be an FAA-authorized repair station.

12.10 Reporting Requirements.

12.10.1 Commencing with a report furnished ten (10) days after the end of the calendar month in which Delivery occurs, LESSEE will furnish to LESSOR a Monthly Report in English in the form attached hereto as Exhibit K. Each Monthly Report will be furnished within ten (10) days after the end of each calendar month, except that the Monthly Report pertaining to the last month (or any portion thereof) of the Lease Term will be furnished to LESSOR on the Termination Date.

12.10.2 Commencing with the second scheduled "C" check for the Aircraft, LESSEE will provide LESSOR with a Technical Evaluation Report for the Aircraft in the form and substance of Exhibit M, as revised. Such Technical Evaluation Report will be furnished within three (3) Business Days after the completion of every second "C" check performed during the Lease Term and at other times reasonably requested by LESSOR.

12.11 Information Regarding Maintenance Program. LESSEE will provide LESSOR with a copy of or information regarding the Maintenance Program for the Aircraft, as reasonably requested by LESSOR.

12.12 LESSOR Rights to Inspect Aircraft.12 LESSOR Rights to Inspect Aircraft.12 LESSOR Rights to Inspect Aircraft.12 LESSOR Rights to Inspect Aircraft. On reasonable notice, LESSOR and/or its authorized agents or representatives will have the right to inspect the Aircraft and Aircraft Documentation. LESSOR agrees that such requests will be coordinated with LESSEE so as to cause the minimum practical disturbance to LESSEE's operation or its personnel. LESSEE agrees to cooperate with LESSOR in making the Aircraft and Aircraft Documentation available to such authorized technical teams. LESSOR will have no duty to make any such inspection and will not incur any liability or obligation by reason of (and LESSEE's indemnity obligations pursuant to Article 17 will apply notwithstanding) not making any such inspection or by reason of any reports it receives or any reviews it may make of the Aircraft records.

         ARTICLE 13           USE OF RESERVES

13.1 Airframe Reserves.1 Airframe Reserves.1 Airframe Reserves.1 Airframe Reserves. The Airframe Reserves payable by LESSEE hereunder will be retained by LESSOR as LESSEE's contribution toward payment of the cost of performance of the "C7"inspection and the 22,400 flight hour structural inspection of the Aircraft pursuant to the MPD. LESSEE and LESSOR acknowledge and agree that such "C7" and 22,400 flight hour structural inspection tasks will not be due to be performed until after return of the Aircraft by LESSEE. As a result, the parties agree that the Airframe Reserves are not reimburseable to LESSEE hereunder and that LESSOR will retain all Airframe Reserves paid by LESSEE; provided, however, in the event of the Total Loss of the Aircraft, fifty percent (50%) of the Airframe Reserves held by LESSOR will be retained by LESSOR and the remaining portion of such Reserves will be paid to LESSEE in accordance with Article 19.9.

13.2 Engine Reserves

13.2.1 Subject to the limitations set forth in Article 13.2.2, LESSOR will reimburse LESSEE from the Engine Reserves for the actual cost associated with performance restoration, the replacement of life limited Parts or permanent repair of on-condition Parts in the Basic Engine during completed Engine shop visits (i.e. heavy maintenance visits) requiring off-wing teardown and/or disassembly, with work performed for all other causes excluded, including those causes set forth in Article 13.5. Subject to Article 16.1 and excluding exchange fees and handling, packaging and shipping charges, reimbursement for an Engine will be made up to the amount in the Engine Reserves applicable to such Engine at the time of removal of such Engine.

13.2.2 Twenty-three percent (23%) of the per hour Engine Reserve payable by LESSEE for an Engine will be designated and will be reimbursable solely for the replacement of life limited parts in such Engine. With respect only to Engine Reserves applicable to performance restoration of an Engine, reimbursement will be further limited as to each module of such Engine in accordance with the following percentages of the remaining total amount in the Engine Reserves for such Engine:

18%  Fan & Accessory Gearbox
22%  High Pressure Compressor Module
44%  High Pressure Turbine Module
16%  Low Pressure Turbine Module

13.2.3 LESSEE will not enter into any Engine maintenance cost per flight hour, power-by-the-hour or similar agreement with Engine manufacturer or any other Engine maintenance facility or organization without LESSOR's consent which consent shall not be unreasonably withheld or delayed.

13.3 Landing Gear Reserves.3 Landing Gear Reserves.3 Landing Gear Reserves.3 Landing Gear Reserves. LESSOR will reimburse LESSEE from the Landing Gear Reserves for the actual cost of an Overhaul of the Landing Gear, up to the amount remaining in the Landing Gear Reserves, with work performed for all other causes excluded, including those causes set forth in Article 13.5.

13.4 Reimbursement. LESSEE will be entitled to reimbursement from the Engine Reserves and the Landing Gear Reserves after the work is completed and the Engine or Landing Gear has left the repair agency, by submitting invoices and proper documentation within six (6) months after completion of the work. For the Engine, proper documentation includes a description of the reason for removal (if removed), a shop teardown report, a shop findings report if an Engine is removed (or an equivalent report if an Engine is not removed), a full description of the workscope and complete disk records for the Engine both prior to and after the repair. Both the invoice supplied by the Engine repair facility and that submitted by LESSEE to LESSOR with respect to an Engine will state whether or not credits were provided due to life remaining on any removed Engine Parts and the amount of any such credits will be itemized. For the Landing Gear, proper documentation includes the total calendar time, hours and cycles on the Landing Gear both prior to and after the Overhaul, a copy of the complete Overhaul report which includes a life limited component list and a description of all work performed on the Landing Gear assembly.

13.5 Reimbursement Adjustment.5 Reimbursement Adjustment.5 Reimbursement Adjustment.5 Reimbursement Adjustment. By way of example, among the exclusions from reimbursement are those items resulting from repairs covered by LESSEE's or a third party's insurance, (deductibles being for the account of LESSEE) or warranties or required as a result of an Airworthiness Directive, manufacturer's service bulletin, faulty maintenance or installation, improper operations, misuse, neglect, accident, incident, ingestion, or other accidental cause. Reimbursement from the Reserves will not be available for the APU, quick engine change (QEC) Parts, thrust reversers, or any of their associated components. All invoices subject to reimbursement from LESSOR will be reduced (by adjustment between LESSEE and LESSOR retroactively if necessary) by the actual amounts received by LESSEE on account of such work from responsible third parties or other sources, such as insurance proceeds, manufacturer's warranties, guarantees, concessions and credits (including, with respect to Engines, credits due to life remaining on any removed Engine Parts).

13.6 Costs in Excess of Reserves.6 Costs in Excess of Reserves.6 Costs in Excess of Reserves.6 Costs in Excess of Reserves. LESSEE will be responsible for payment of all costs in excess of the amounts reimbursed hereunder. If on any occasion the balance in the Engine Reserves or Landing Gear Reserves for a particular Engine or Landing Gear (at the time of removal, in the case of an Engine or the Landing Gear) is insufficient to satisfy a claim for reimbursement in respect of such Engine or the Landing Gear, as applicable, the shortfall may not be carried forward or made the subject of any further claim for reimbursement.

13.7 Reimbursement after Termination Date.7 Reimbursement after Termination Date.7 Reimbursement after Termination Date.7 Reimbursement after Termination Date. LESSEE may not submit any invoice for reimbursement from the Engine Reserves or Landing Gear Reserves after the Termination Date unless on or prior to such date LESSEE has notified LESSOR in writing that such outstanding invoice will be submitted after the Termination Date and the anticipated amount of such invoice. So long as LESSEE has provided such notice to LESSOR, LESSEE may then submit such outstanding invoice at any time within six (6) months after the Termination Date. In the event of the Total Loss of the Aircraft, fifty percent (50%) of the unreimbursed Reserves held by LESSOR will be retained by LESSOR and the remaining portion of the Reserves will be paid to LESSEE in accordance with
Article 19.9.

         ARTICLE 14           TITLE AND REGISTRATION

14.1 Title to the Aircraft During Lease Term.1 Title to the Aircraft During Lease Term.1 Title to the Aircraft During Lease Term.1 Title to the Aircraft During Lease Term. Title to the Aircraft will be and remain vested in LESSOR. LESSOR and LESSEE intend this Lease to be a "true lease". LESSEE will have no right, title or interest in the Aircraft except as provided in this Lease.

14.2 Registration of Aircraft.2 Registration of Aircraft.2 Registration of Aircraft.2 Registration of Aircraft. LESSOR at its sole cost and expense will register and maintain registration of the Aircraft in the name of LESSOR at the register of aircraft in the State of Registration. LESSEE will cooperate with LESSOR and will from time to time take all other steps then required by Law (including the Geneva Convention if applicable) or as LESSOR may reasonably request to protect and perfect LESSOR's interest in the Aircraft and this Lease in the State of Registration or in any other jurisdictions in or over which LESSEE may operate the Aircraft.

14.3 Filing of this Lease.3 Filing of this Lease.3 Filing of this Lease.3 Filing of this Lease. To the extent permitted by Law and in accordance with the requirements of the Law from time to time, LESSEE at its sole cost and expense will cause this Lease to be kept, filed, recorded and refiled or rerecorded in the State of Registration and in any other offices necessary to protect LESSOR's rights hereunder as reasonably requested by LESSOR.

14.4 Evidence of Registration and Filings.4 Evidence of Registration and Filings.4 Evidence of Registration and Filings.4 Evidence of Registration and Filings. As LESSOR may reasonably request from time to time, LESSEE will furnish to LESSOR an opinion of counsel or other evidence reasonably satisfactory to LESSOR of the registrations and filings required hereunder.

         ARTICLE 15           IDENTIFICATION PLATES

               LESSOR will affix and LESSEE will at all times maintain on the Airframe and each Engine the identification plates containing the following legends or any other legend reasonably requested by LESSOR in writing:

15.1          Airframe Identification Plates.

              Location:             One to be affixed to the Aircraft structure
                                     above the  forward  entry door  adjacent to
                                     and  not  less   prominent   than  that  of
                                     Manufacturer's data plate and another in a prominent place on the flight deck.

              Size:                 No smaller than 4" x 6".

              Legend:               "THIS AIRCRAFT IS OWNED BY INTERNATIONAL
                                     LEASE FINANCE CORPORATION.
                                     MANUFACTURER'S SERIAL NO:    26293
                                     OWNER'S ADDRESS:
                                     INTERNATIONAL LEASE FINANCE CORPORATION
                                     1999 Avenue of the Stars, 39th Floor
                                     Los Angeles, California 90067
                                     United States of America
                                     Fax:     (310) 788-1990"

15.2            Engine Identification Plates.

               Location:             The legend on the plate must be no less
                                     prominent than the Engine data plate and must be visible.

               Size:                 No smaller than 2" x 6".
                                     "THIS ENGINE IS OWNED BY INTERNATIONAL
                                     LEASE FINANCE CORPORATION, LOS ANGELES,
                                     CALIFORNIA, USA."

         ARTICLE 16           TAXES

16.1 General Obligation of LESSEE.1 General Obligation of LESSEE.1 General Obligation of LESSEE.1 General Obligation of LESSEE. Except as set forth in
Article 16.2, LESSEE agrees to pay promptly when due, and to indemnify and hold harmless LESSOR on a full indemnity basis from, all license and registration fees and all taxes, fees, levies, imposts, duties, charges, deductions or withholdings of any nature (including without limitation any value added, franchise, transfer, sales, gross receipts, use, business, excise, turnover, personal property, stamp or other tax) together with any assessments, penalties, fines, additions to tax or interest thereon, however or wherever imposed (whether imposed upon LESSEE, LESSOR, on all or part of the Aircraft, the Engines or otherwise), by any Government Entity or taxing authority in the U.S. (including without limitation the City or County of Los Angeles), or any foreign country or by any international taxing authority, upon or with respect to, based upon or measured by any of the following (collectively, "Taxes"):

               (a)  the Aircraft, Engines or any Parts;

               (b) the use, operation or maintenance of the Aircraft or carriage of passengers or freight during the Lease Term;

               (c) this Lease, the payments due hereunder and the terms and conditions hereof; and

               (d)  the  ownership,   financing,  delivery,  import  or  export,
                    return, sale, payment of Total Loss Proceeds or other disposition of the Aircraft.

16.2 Exceptions to Indemnity. The indemnity provided for in Article 16.1 does not extend to any of the following Taxes (hereinafter referred to as "LESSOR's Taxes"):

               (a) Taxes imposed by the U.S. or by any state within the U.S. on the net income, profits or gains, gross receipts, capital or net worth of LESSOR;

               (b) Taxes attributable to the period, or an event occurring, prior to Delivery or after return of the Aircraft to LESSOR in accordance with this Lease;

               (c) Taxes attributable to LESSOR's gross negligence, willful misconduct or breach of this Lease;

               (d) Taxes which LESSEE is contesting in good faith in accordance with Article 16.5;

               (e) Taxes imposed by any country other than the U.S. on the net income, gross receipts, capital or net worth of LESSOR but only to the extent that (i) such Taxes were not in any way connected with, due to or arising out of this Lease, LESSEE's business operations or office locations in any such country or LESSEE's use and operation of the Aircraft and
                    (ii) such Taxes would be otherwise payable by LESSOR notwithstanding this Lease, LESSEE's business operations or office locations in any such country or LESSEE's use and operation of the Aircraft;

               (f) excess Taxes imposed as a result of LESSOR's voluntary or involuntary transfer or other disposition of the Aircraft, Engines or any Parts or this Lease (except a transfer or sale resulting directly from LESSEE's Default) provided that LESSEE remains responsible for payment of any Taxes and the specific amount of such Taxes that it would have been required to indemnify for had such voluntary or involuntary transfer not occurred;

               (g) Taxes consisting of any interest, penalties or additions to tax imposed on LESSOR as a result, in whole or in part, of a failure of LESSOR to file any Tax return properly and timely, unless such failure shall be caused by the failure of LESSEE to fulfill any obligations of LESSEE under Section
                    16.7 with respect to such Tax return; or

               (h) Taxes resulting from, or that would not have been imposed but for, any LESSOR's Lien arising as a result of claims against, or acts or omissions of, or otherwise attributable to, LESSOR or any related party.

16.3 After-Tax Basis. The amount which LESSEE is required to pay with respect to any Taxes indemnified against under Article 16.1 is an amount sufficient to restore LESSOR on an after-tax basis to the same position LESSOR would have been in had such Taxes not been incurred. If LESSOR determines in good faith that it has realized a Tax benefit (by way of deduction, credit or otherwise) as a result of any payment for which LESSEE is liable under Section 5.7 or 16.1 of this Lease, and such benefit was not previously taken into account in calculating the amount of such payment on an after-tax basis in accordance with the immediately preceding sentence of this Article 16.3, LESSOR will pay to LESSEE an amount that is reasonably sufficient to ensure that LESSOR is in no better an after-tax position than it would have been in if the event giving rise to LESSEE's liability for payment had not occurred.

16.4 Timing of Payment.4 Timing of Payment.4 Timing of Payment.4 Timing of Payment. Any amount payable to LESSOR pursuant to this Article 16 will be paid within ten (10) days after receipt of a written demand therefor from LESSOR accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable provided, however, that such amount need not be paid by LESSEE prior to the earlier of (a) the date any Tax is payable to the appropriate Government Entity or taxing authority or
(b) in the case of amounts which are being contested by LESSEE in good faith or by LESSOR pursuant to Article 16.5, the date such contest is finally resolved.

16.5 Contests.5 Contests.5 Contests.5 Contests. If claim is made against LESSOR for Taxes with respect to which LESSEE is liable for a payment or indemnity under this Lease, LESSOR will promptly give LESSEE notice in writing of such claim provided, however, that LESSOR's failure to give notice will not relieve LESSEE of its obligations hereunder unless such failure materially impairs or precludes LESSEE's ability to contest the claim. So long as (a) a contest of such Taxes does not involve any material risk of the sale, forfeiture or loss of the Aircraft or any interest therein, (b) if LESSOR so requests, LESSEE has provided LESSOR with an opinion of independent tax counsel that a reasonable basis exists for contesting such claim and (c) adequate reserves have been made for such Taxes or, if required, an adequate bond has been posted, then LESSOR at LESSEE's written request will in good faith, with due diligence and at LESSEE's expense, contest (or permit LESSEE to contest in the name of LESSEE or LESSOR) the validity, applicability or amount of such Taxes.

16.6 Refunds. Upon receipt by LESSOR of a refund of all or any part of any Taxes (including any deductions or withholdings referred to in Article 5.7) which LESSEE has paid, LESSOR will promptly pay to LESSEE the net amount of such Taxes refunded.

16.7 Cooperation in Filing Tax Returns.7 Cooperation in Filing Tax Returns.7 Cooperation in Filing Tax Returns.7 Cooperation in Filing Tax Returns. LESSEE and LESSOR will cooperate with one another in providing information which may be reasonably required to fulfill each party's tax filing requirements and any audit information request arising from such filing.

16.8 Survival of Obligations. The indemnity obligations and other agreements of LESSEE as set forth in this Article 16 will survive the Termination Date.

         ARTICLE 17           INDEMNITIES

17.1 General Indemnity.1 General Indemnity.1 General Indemnity.1 General Indemnity. Except as set forth in Article 17.2 and Article 28.20, LESSEE agrees to indemnify and hold harmless LESSOR and its officers, directors, employees, agents and shareholders (individually an "Indemnitee" and collectively
"Indemnitees") from any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, disbursements and expenses (including legal fees, costs and related expenses) of every kind and nature, whether or not any of the transactions contemplated by this Lease are consummated (collectively "Expenses"), which are imposed on, incurred by or asserted against any Indemnitee and which are in any way relating to, based on or arising out of any of the following:

               (a)  this Lease or any transactions contemplated hereby;

               (b) the operation, possession, use, non-use, control, leasing, subleasing, maintenance, storage, overhaul, testing, inspections or acceptance flights at return of the Aircraft, any Engine, or any Part during the Lease Term by LESSEE, any sublessee or any other Person, whether or not the same is in compliance with the terms of this Lease, including without limitation claims for death, personal injury, property damage, other loss or harm to any Person and claims relating to any Laws, including without limitation environmental control, noise and pollution laws, rules or regulations;

               (c) the manufacture, design, acceptance, rejection, delivery, return, sale after an Event of Default, import, export, condition, repair, modification, servicing, rebuilding, enforcement of warranties whether in LESSOR's or LESSEE's name, customer and product support provided by Manufacturer and other vendors, airworthiness, registration, reregistration, performance, sublease, merchantability, fitness for use, substitution or replacement of the Aircraft, Engine, or any Part under this Lease or other transfer of use or possession of the Aircraft, Engine, or any Part, including under a pooling or interchange arrangement, including without limitation latent and other defects, whether or not discoverable and patent, trademark or copyright infringement;

               (d) any non-compliance by LESSEE with any term of this Lease or the falsity or inaccuracy of any representation or warranty of LESSEE set forth herein;

               (e) the prevention or attempt to prevent the arrest, confiscation, seizure, taking in execution, impounding, forfeiture or detention of the Aircraft, or in securing the release of the Aircraft; or

               (f) as a consequence of any Default in payment by LESSEE of any sum to be paid by LESSEE when due under this Lease or any other Default by LESSEE in the due and punctual performance of its obligations under this Lease.

The foregoing indemnity by LESSEE is intended to include and cover any Expense to which an Indemnitee may be subject (in contract, tort, strict liability or under any other theory) regardless of the negligence, active or passive or any other type, of such Indemnitee, so long as such Expense does not fall within any of the exceptions listed in Article 17.2.

17.2 Exceptions to General  Indemnities.  The indemnity  provided for in Article
17.1 will not extend to Expenses of any Indemnitee to the extent resulting from or arising out of any of the following:

               (a) Expenses which LESSEE and LESSOR mutually agree or, absent mutual agreement, are judicially determined to have resulted from the willful misconduct of such Indemnitee;

               (b) Expenses which LESSEE and LESSOR mutually agree or, absent mutual agreement, are judicially determined to be attributable to incidents, accidents or occurrences prior to the Delivery Date, but only where both the act or omission which gave rise to the incident, accident or occurrence and the incident, accident or occurrence itself occurred prior to the Delivery Date;

               (c) Expenses which LESSEE and LESSOR mutually agree or, absent mutual agreement, are judicially determined to be attributable to acts or events which occur after the Termination Date and return of the Aircraft to LESSOR in the condition required hereunder, but in any such case only to the extent not attributable to acts or omissions of LESSEE;

               (d) Expenses representing Taxes, it being acknowledged that the terms of Article 16 apply exclusively to LESSEE's indemnity obligations with respect to Taxes;

               (e) Expenses due to the breach by LESSOR of its covenant of quiet enjoyment pursuant to Article 21.2;

               (f)  Expenses related to LESSOR Taxes or a LESSOR's Lien; or

               (g) Expenses that LESSOR has expressly agreed to pay under this Lease.

17.3 After-Tax Basis.3 After-Tax Basis.3 After-Tax Basis.3 After-Tax Basis. The amount which LESSEE will be required to pay with respect to any Expense indemnified against under Article 17.1 will be an amount sufficient to restore the Indemnitee, on an after-tax basis, to the same position such Indemnitee would have been in had such Expense not been incurred.

17.4 Timing of Payment.4 Timing of Payment.4 Timing of Payment.4 Timing of Payment. It is the intent of the parties that each Indemnitee will have the right to indemnification for Expenses hereunder as soon as a claim is made and as soon as an Expense is incurred, whether or not such claim is meritorious and whether or not liability is established (but subject to Article 17.8). LESSEE will pay an Indemnitee for Expenses pursuant to this Article 17 within ten (10) days after receipt of a written demand therefor from such Indemnitee accompanied by a written statement describing in reasonable detail the basis for such indemnity and reasonable proof of such Expenses incurred.

17.5  Subrogation.  Upon the payment in full of any  indemnity  pursuant to this
Article 17 by LESSEE, LESSEE will be subrogated to any right of the Indemnitee in respect of the matter against which such indemnity has been made.

17.6 Notice.6 Notice.6 Notice.6 Notice. Each Indemnitee and LESSEE will give prompt written notice one to the other of any liability of which such party has knowledge for which LESSEE is, or may be, liable under Article 17.1 provided, however, that failure to give such notice will not terminate any of the rights of Indemnitees under this Article 17 except to the extent that LESSEE has been materially prejudiced by the failure to provide such notice.

17.7 Refunds. If any Indemnitee obtains a recovery of all or any part of any amount which LESSEE has paid to such Indemnitee, such Indemnitee will promptly pay to LESSEE the net amount recovered by such Indemnitee.

17.8 Defense of Claims.8 Defense of Claims.8 Defense of Claims.8 Defense of Claims. Unless an Event of Default has occurred and is continuing, LESSEE and its insurers will have the right (in each such case at LESSEE's sole expense) to investigate or, provided that LESSEE or its insurers have not reserved the right to dispute liability with respect to any insurance policies pursuant to which coverage is sought, defend or compromise any claim covered by insurance for which indemnification is sought pursuant to Article 17.1 and each Indemnitee will cooperate with LESSEE or its insurers with respect thereto. If LESSEE or its insurers are retaining attorneys to handle such claim, such counsel must be reasonably satisfactory to the Indemnitees. If not, the Indemnitees will have the right to retain counsel of their choice at LESSEE's expense.

17.9 Survival of Obligation.9 Survival of Obligation.9 Survival of Obligation.9 Survival of Obligation. Notwithstanding anything in this Lease to the contrary, the provisions of this Article 17 will survive the Termination Date and continue in full force and effect notwithstanding any breach by LESSOR or LESSEE of the terms of this Lease, the termination of the lease of the Aircraft to LESSEE under this Lease or the repudiation by LESSOR or LESSEE of this Lease.

         ARTICLE 18           INSURANCE


18.1 Categories of Insurance.1 Categories of Insurance.1 Categories of Insurance.1 Categories of Insurance. Throughout the Lease Term and until the Termination Date LESSEE will, at its own expense, effect and maintain in full force and effect the types of insurance and amounts of insurance (including deductibles) described in Exhibit C through such brokers and with such insurers as may be approved by LESSOR, such approval not to be unreasonably withheld, in London or New York or such other insurance markets as mutually agreed upon by the parties.

18.2  Write-back  of any Date  Recognition  Exclusion.2  Write-back  of any Date
Recognition Exclusion.2 Write-back of any Date Recognition Exclusion.2 Write-back of any Date Recognition Exclusion. In the event any of LESSEE's insurances (either the primary insurance or the reinsurance) contain any date recognition exclusion clause or similar clause excluding from such insurance coverage damage to any property (including the Aircraft) or death or injury to any person on account of accidents, incidents or occurrences caused by date recognition or other Year 2000-related problems, LESSEE at its cost will obtain for the benefit of itself and LESSOR the broadest write-back available in the U.S. insurance market with respect to such exclusion.

18.3 Insurance for Indemnities.3 Insurance for Indemnities.3 Insurance for Indemnities.3 Insurance for Indemnities. The insurance referred to in Article
18.1 will in each case include and insure (to the extent of the risks covered by the policies) the indemnity provisions of Article 17 and LESSEE will maintain such insurance of the indemnities for a minimum of two (2) years following the Termination Date.

18.4 Insurance required by Manufacturer.4 Insurance required by Manufacturer.4 Insurance required by Manufacturer.4 Insurance required by Manufacturer. During the Lease Term, LESSEE will carry the insurance required by Manufacturer in connection with LESSOR's assignment of Manufacturer's warranties and product support to LESSEE.

18.5 Renewal.5 Renewal.5 Renewal.5 Renewal. Not less than five (5) Business Days before the expiration or termination date of any insurance required hereunder, LESSEE will provide LESSOR with fax confirmation from LESSEE's insurance brokers that renewed certificates of insurance evidencing the renewal or replacement of such insurance and complying with Exhibit C will be issued on the termination date of the prior certificate. Within seven (7) days after such renewal, LESSEE will furnish its brokers' certificates of insurance to LESSOR.

18.6 Assignment of Rights by LESSOR.6 Assignment of Rights by LESSOR.6 Assignment of Rights by LESSOR.6 Assignment of Rights by LESSOR. If LESSOR assigns all or any of its rights under this Lease as permitted by this Lease or otherwise disposes of any interest in the Aircraft to any other Person as permitted by this Lease, LESSEE will, upon request, procure that such Person hereunder be added as loss payee and/or additional assured in the policies effected hereunder and enjoy the same rights and insurance enjoyed by LESSOR under such policies. LESSOR will nevertheless continue to be covered by LESSEE's third party liability insurance policies.

18.7 Other Insurance.7 Other Insurance.7 Other Insurance.7 Other Insurance. LESSOR may from time to time by notice to LESSEE require LESSEE at LESSEE's expense to effect such other insurance or such variations to the terms of the existing insurance as may then be customary in the airline industry for aircraft of the same type as the Aircraft and at the time commonly available in the insurance market.

18.8 Information. LESSEE will provide LESSOR with any information reasonably requested by LESSOR from time to time concerning the insurance maintained with respect to the Aircraft or in connection with any claim being made or proposed to be made thereunder.

18.9 Currency. All proceeds of insurance pursuant to this Lease will be payable in Dollars except as may be otherwise agreed by LESSOR.

18.10 Grounding of Aircraft.10 Grounding of Aircraft.10 Grounding of Aircraft.10 Grounding of Aircraft. If at any time any of the insurance required pursuant to this Lease will cease to be in full force and effect, LESSEE will forthwith ground the Aircraft and keep the Aircraft grounded until such time as such insurance is in full force and effect again.

18.11 Failure to Insure.11 Failure to Insure.11 Failure to Insure.11 Failure to Insure. If at any time LESSEE fails to maintain insurance in compliance with this Article 18, LESSOR will be entitled but not bound to do any of the following (without prejudice to any other rights which it may have under this Lease by reason of such failure):

               (a) to pay any premiums due or to effect or maintain insurance consistent with the terms of this Lease or otherwise remedy such failure in such manner as LESSOR considers appropriate (and LESSEE will upon demand reimburse LESSOR in full for any amount so expended in that connection); or

               (b) at any time while such failure is continuing, to require the Aircraft to remain at any airport or (as the case may be), if allowed by applicable Law proceed to and remain at any airport within the continental U.S. designated by LESSOR, until such failure is remedied to LESSOR's reasonable satisfaction.

18.12 Reinsurance. Any reinsurance will be maintained with reinsurers and brokers reasonably acceptable to LESSOR. Such reinsurance will contain each of the following terms and will in all other respects (including amount) be reasonably satisfactory to LESSOR:

               (a)  the same terms as the original insurance;

               (b) a cut-through and assignment clause reasonably satisfactory to LESSOR; and

               (c) payment will be made notwithstanding (i) any bankruptcy, insolvency, liquidation or dissolution of any of the original insurers and/or (ii) that the original insurers have made no payment under the original insurance policies.

18.13 Limit on Hull in favor of LESSEE.13 Limit on Hull in favor of LESSEE.13 Limit on Hull in favor of LESSEE.13 Limit on Hull in favor of LESSEE. LESSEE may carry hull all risks or hull war and allied perils on the Aircraft in excess of the Agreed Value (such Agreed Value being payable to LESSOR) only to the extent such excess insurance which would be payable to LESSEE in the event of a Total Loss does not exceed ten percent (10%) of the Agreed Value and only to the extent that such additional insurance will not prejudice the insurances required herein or the recovery by LESSOR thereunder. LESSEE agrees that it will not create or permit to exist any liens or encumbrances over the insurances, or its interest therein, except as constituted by this Lease.

         ARTICLE 19           LOSS, DAMAGE AND REQUISITION

Throughout the Lease Term and until the Termination Date, LESSEE will bear all risk of loss, theft, damage and destruction to the Aircraft.

19.1 Definitions. In this Article 19 and throughout this Lease:

                "Agreed Value" *
                 ------------

                "Net Total Loss Proceeds" means the Total Loss Proceeds actually received by LESSOR following a Total Loss, less any legal and other out-of-pocket expenses, taxes or duties incurred by LESSOR in connection with the collection of such proceeds.

                "Total Loss" means any of the following in relation to the Aircraft, Airframe or any Engine, and "Total Loss Date" means the date set forth in parenthesis after each Total Loss:

                (a) destruction, damage beyond repair or being rendered permanently unfit for normal use for any reason (the date such event occurs or, if not known, the date on which the Aircraft, Airframe or Engine was last heard of);

                (b) actual or constructive total loss (including any damage to the Aircraft which results in an insurance settlement on the basis of a total loss) (the earlier of the date on which the loss occurs or thirty (30) days after the date of notice to LESSEE's brokers or insurers claiming such total loss);

                (c) requisition of title, confiscation, forfeiture or any compulsory acquisition or other similar event (the date on which the same takes effect);

                (d) sequestration, detention, seizure or any similar event for more than sixty (60) consecutive days or one-hundred eighty
                (180) consecutive days if the Aircraft is located in the U.S. for such entire period (the earlier of the date on which insurers make payment on the basis of a total loss or the date of expiration of such period);

                (e) requisition for use for more than one hundred eighty (180) consecutive days, except as set forth in Article 19.8 (the earlier of the date on which the insurers make payment on the basis of a total loss or the date of expiration of such period); or

                (f) in the case of an  Engine,  the event  described  in Article
                12.6.3 (the date on which the same takes effect).

                "Total Loss Proceeds" means the proceeds of any insurance or any compensation or similar payment arising in respect of a Total Loss.

19.2 Notice of Total Loss.LESSEE will notify LESSOR in writing within two (2) Business Days after a Total Loss Date of the Aircraft, Airframe or any Engine.

19.3 Total Loss of Aircraft or Airframe. If the Total Loss of the Aircraft or Airframe occurs during the Lease Term, the following will occur:

19.3.1 After the Total Loss Date and until receipt by LESSOR of the Agreed Value and all other amounts then due under this Lease, LESSEE will continue to pay Rent and the parties will perform, to the extent possible, all of their other obligations under this Lease.

19.3.2 On the date which is the earlier of the following dates:

               (a) the date on which the Total Loss Proceeds of the Aircraft or the Airframe are paid by LESSEE's insurance underwriters or brokers and

               (b) the date which falls forty-five (45) days after the Total Loss Date,

                LESSEE will pay to LESSOR an amount equal to the sum of:

               (a)  the Agreed Value and

               (b)  all other amounts then due under this Lease,

                less an amount equal to the Net Total Loss Proceeds received by LESSOR by such date.

19.3.3 LESSOR will apply the Net Total Loss Proceeds and any amounts received from LESSEE pursuant to Article 19.3.2 as follows:

               (a) first, in discharge of any unpaid Rent and any other amounts accrued and unpaid up to the date of LESSOR's receipt of the Agreed Value;

               (b)  second, in discharge of the Agreed Value; and

               (c)  third, payment of the balance, if any, to LESSEE.

19.3.4 Upon receipt by LESSOR of all monies payable by LESSEE in Article 19.3, this Lease will terminate except for LESSEE's obligations under Articles 10.5, 16 and 17 which survive the Termination Date.

FOR AVOIDANCE OF DOUBT, THE AGREED VALUE OF THE AIRCRAFT WILL BE PAYABLE TO LESSOR PURSUANT TO THIS ARTICLE 19.3 WHEN A TOTAL LOSS OF THE AIRFRAME OCCURS EVEN IF THERE HAS NOT BEEN A TOTAL LOSS OF AN ENGINE OR ENGINES.

19.4 Surviving Engine(s).4 Surviving Engine(s).4 Surviving Engine(s).4 Surviving Engine(s). If a Total Loss of the Airframe occurs and there has not been a Total Loss of an Engine or Engines, then, provided no Default has occurred and is continuing, at the request of LESSEE (subject to agreement of relevant insurers) and on receipt of all monies due under Article 19.3 and payment by LESSEE of all airport, navigation and other charges on the Aircraft, LESSOR will transfer all its right, title and interest in the surviving Engine(s) to LESSEE, but without any responsibility, condition or warranty on the part of LESSOR other than as to freedom from any LESSOR's Lien.

19.5 Total Loss of Engine and not Airframe.

19.5.1 Upon a Total Loss of any Engine not installed on the Airframe or a Total Loss of an Engine installed on the Airframe not involving a Total Loss of the Airframe, LESSEE will replace such Engine as soon as reasonably possible by duly conveying to LESSOR title to another engine (a) free and clear of all Security Interests (except Permitted Liens) of any kind or description, (b) in airworthy condition and of the same or improved model, service bulletin and modification status and having a value and utility at least equal to the Engine which sustained the Total Loss, (c) not older (by reference to serial number or manufacture date) than the older of the two Engines (on the date of the replacement) delivered by LESSOR to LESSEE with the Aircraft on the Delivery Date, and (d) in the same or better operating condition as the Engine which sustained a Total Loss, including time in service, hours and cycles since new and hours and cycles available to the next inspection, Overhaul or scheduled or anticipated removal; provided that with respect to replacement modules in such other engine, LESSEE will use best reasonable efforts to ensure that such other engine will not have been previously operated at a higher thrust rating than the Engine which sustained the Total Loss and provided further that in all circumstances life-limited Parts in such replacement engine will have no less life remaining than the life-limited Parts in the Engine which sustained the Total Loss. Such replacement engine will be an Engine as defined herein and the Engine which sustained such Total Loss will cease to be an Engine; whereupon, subject to agreement of relevant insurers, LESSOR will transfer all of its right, title and interest in and to the Engine which sustained the Total Loss to LESSEE, but without any responsibility, condition or warranty on the part of LESSOR other than as to title and freedom from any LESSOR's Lien.

19.5.2 LESSEE agrees at its own expense to take such action as LESSOR may reasonably request in order that any such replacement Engine becomes the property of LESSOR and is leased hereunder on the same terms as the destroyed Engine. LESSEE's obligation to pay Rent will continue in full force and effect, but an amount equal to the Net Total Loss Proceeds received by LESSOR with respect to such destroyed Engine will, subject to LESSOR's right to deduct therefrom any amounts then due and payable by LESSEE under this Lease, be paid to LESSEE.

19.6 Other Loss or Damage.

19.6.1 If the Aircraft or any Part thereof suffers loss or damage not constituting a Total Loss of the Aircraft or the Airframe or any Engine, all the obligations of LESSEE under this Lease (including payment of Rent) will continue in full force.

19.6.2 *

19.6.3 To the extent insurance proceeds received by LESSEE directly from its insurers do not cover the cost of such repair work on the Aircraft or Engine and LESSOR has received additional insurance proceeds from LESSEE's insurers with respect to such repair work, LESSOR will (subject to LESSOR's right to deduct therefrom any amounts then due and payable by LESSEE under this Lease and submission by LESSEE of reasonable documentation in support of such excess repair costs) pay to LESSEE insurance proceeds received by LESSOR as and when such repair work is performed on the Aircraft.

19.7 Copy of Insurance Policy.7 Copy of Insurance Policy.7 Copy of Insurance Policy.7 Copy of Insurance Policy. Promptly after the occurrence of a partial loss or Total Loss of the Aircraft or an Engine, at the request of LESSOR (and then only in the event reasonably required by LESSOR in connection with insurance policies pursuant to which coverage is sought) LESSEE will provide LESSOR with a copy of the relevant portions of LESSEE's insurance policy. LESSEE's insurance policy will be confidential between LESSOR and LESSEE and will not be disclosed by LESSOR to third parties other than LESSOR's professional advisors and except as necessary in respect of proceedings relating to such insurance claim.

19.8 Government Requisition.8 Government Requisition.8 Government Requisition.8 Government Requisition. If the Aircraft, Airframe or any Engine is requisitioned for use by any Government Entity, LESSEE will promptly notify LESSOR of such requisition. All of LESSEE's obligations hereunder will continue as if such requisition had not occurred. So long as no Event of Default has occurred and is continuing, all payments received by LESSOR or LESSEE from such Government Entity will be paid over to or retained by LESSEE. If an Event of Default has occurred and is continuing, all payments received by LESSEE or LESSOR from such Government Entity may be used by LESSOR to satisfy any obligations owing by LESSEE.

19.9 LESSOR Retention of Reserves; Return of Security Deposit and Prepaid Rent .9 LESSOR Retention of Reserves; Return of Security Deposit and Prepaid Rent .9
LESSOR Retention of Reserves; Return of Security Deposit and Prepaid Rent .9 LESSOR Retention of Reserves; Return of Security Deposit and Prepaid Rent . For avoidance of doubt, the parties agree that (a) notwithstanding the Total Loss of the Airframe and/or Engines LESSOR will retain an amount equal to fifty percent (50%) of all Reserves paid by LESSEE and not payable to LESSEE pursuant to
Article 13.4, and (b) in the event of the Total Loss of the Airframe and/or Engines upon receipt by LESSOR of all monies payable by LESSEE in accordance with Article 19.1.3, and subject to Article 5.1.3, LESSOR will (i) return the Security Deposit and any prepaid Rent to LESSEE and (ii) pay to LESSEE an amount equal to fifty percent (50%) of the Reserves then held by LESSOR.

         ARTICLE 20         REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE

20.1  Representations  and  Warranties.   LESSEE  represents  and  warrants  the
following to LESSOR as of the date of execution of this Lease and as of the Delivery Date:

20.1.1 Corporate Status. LESSEE is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Colorado. It has the corporate power and authority to carry on its business as presently conducted and to perform its obligations hereunder.

20.1.2 Governmental Approvals. No authorization, approval, consent, license or order of, or registration with, or the giving of notice to the Aviation Authority or any other Government Entity is required for the valid authorization, execution, delivery and performance by LESSEE of this Lease, except as will have been duly effected as of the Delivery Date.

20.1.3 Binding. LESSEE's Board of Directors has authorized LESSEE to enter into this Lease and the other Operative Documents and to perform its obligations hereunder and thereunder. This Lease and the other Operative Documents that have been executed and delivered by LESSEE as of the date of this Lease been duly executed and delivered by LESSEE and represent the valid, binding and enforceable obligations of LESSEE except as enforceability may be limited by
bankruptcy,  insolvency,   reorganization  or  other  similar  Laws  of  general
application affecting the enforcement of creditors' rights and by such principles of equity as a court having jurisdiction may impose. When executed by LESSEE at Delivery, the same will apply to the Estoppel and Acceptance Certificate and the other Operative Documents.

20.1.4 No Breach. The execution and delivery of the Operative Documents that have been executed and delivered by LESSEE as of the date of this Lease, the consummation by LESSEE of the transactions contemplated under the Operative Documents and compliance by LESSEE with the terms and provisions thereof do not and will not contravene any Law applicable to LESSEE, or result in any material breach of or constitute any material default under or result in the creation of any Security Interest upon any property of LESSEE, pursuant to any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, by-law or other material agreement or instrument to which LESSEE is a party or by which LESSEE or its properties or assets may be bound or affected. When executed by LESSEE at Delivery, the same will apply to the Estoppel and Acceptance Certificate and the other Operative Documents.

20.1.5 Filings. Except for any filing or recording that may be required under the U.S. Federal Aviation Administration and except for the filing of UCC-1 financing statements with the Secretary of State of the State of Colorado, no filing or recording of any instrument or document (including the filing of any financial statement) is necessary under the Laws of the State of Registration in order for this Lease to constitute a valid and perfected lease of record relating to the Aircraft.

20.1.6 Licenses. LESSEE holds all licenses, certificates and permits from applicable Government Entities in the U.S. necessary for the conduct of its business as a Certificated Air Carrier and performance of its obligations under this Lease.

20.1.7 No Suits. There are no suits, arbitrations or other proceedings pending or threatened before any court or administrative agency against or affecting LESSEE which, if adversely determined, would have a material adverse effect on the business, assets or condition (financial or otherwise) of LESSEE or its ability to perform under this Lease, except as described in the filings provided to LESSOR pursuant to Article 22.

20.1.8 Tax Returns. All necessary returns have been delivered by LESSEE to all relevant taxation authorities in the jurisdiction of its incorporation and LESSEE is not in default in the payment of any taxes due and payable.

20.1.9 No Material Adverse Effect. LESSEE is not in default under any agreement to which it is a party or by which it may be bound which default if left uncured would have a material adverse effect on its business, assets or condition.

20.1.10 No Default under this Lease. At the time of execution of this Lease, no Default has occurred and is continuing and the financial statements provided to LESSOR pursuant to Article 22 fairly present the financial condition of LESSEE.

20.2 Covenants.LESSEE covenants to LESSOR that it will comply with the following throughout the entire Lease Term:

20.2.1 Licensing. LESSEE will hold all licenses, certificates and permits from applicable Government Entities in the U.S. necessary for the conduct of its business as a Certificated Air Carrier and performance of its obligations under this Lease. LESSEE will advise LESSOR promptly in the event any such licenses, certificates or permits are cancelled, terminated, revoked or not renewed.

20.2.2 Information about Suits. LESSEE will promptly give to LESSOR a notice in writing of any suit, arbitration or proceeding before any court, administrative agency or Government Entity which, if adversely determined, would materially adversely affect LESSEE's financial condition, affairs, operations or its ability to perform under this Lease provided, however, that compliance by LESSEE with the requirements of Article 22 hereof will be deemed compliance with the provisions of this Article 20.2.2.

20.2.3 Restrictions on Mergers. LESSEE will not consolidate with or merge into any other corporation or other Person, and will not convey, transfer, lease or otherwise dispose of all or substantially all of its assets to any corporation or other Person, unless:

               (i) such transaction shall not have any material adverse effect on the rights of LESSOR under or in respect of the Lease or the Aircraft;

               (ii) the Person  formed by or  surviving  such  consolidation  or merger or the Person which acquires by conveyance, transfer, lease or other disposition all or substantially all of such property and other assets: (A) shall be a corporation organized and existing under the laws of the U. S. or any State thereof or the District of Columbia; (B) immediately after giving effect to such transaction, shall have acquired or succeeded to all or substantially all of the assets of LESSEE (if such assets are being transferred) as an entirety, and shall have a tangible net worth (determined in accordance with GAAP) of not less than LESSEE's tangible net worth (determined in accordance with GAAP) immediately prior to such transaction; (C) shall be a "citizen of the United States" of America as defined in Section 40102(a)(15)(c) of Title 49 of the U.S.C. and a Certificated Air Carrier; and
                    (D) shall executed and deliver to LESSOR (1) such recordations and filings with any Government Entity and such other documents as shall be reasonably necessary or advisable in connection with such consolidation, merger, sale, lease, transfer or other disposition (2) an agreement, in form and substance reasonably satisfactory to LESSOR, assuming all of LESSEE's obligations under the Lease and the other Operative Documents without amendment thereto and (3) an officer's certificate to the effect that the requirements of this Section have been satisfied; and

               (iii)no Event of Default  shall have  occurred and be  continuing or shall occur as a result thereof.

20.2.4 Restriction on Relinquishment of Possession. LESSEE will not, without the prior consent of LESSOR, deliver, transfer or relinquish possession of the Aircraft except in accordance with Articles 11 and 12.

20.2.5 No Security Interests. LESSEE will not create or agree to or permit to arise any Security Interest (other than Permitted Liens) on or with respect to the Aircraft, title thereto or any interest therein. LESSEE will forthwith, at its own expense, take all action as may be reasonably necessary to discharge or remove any such Security Interest if it exists at any time.

20.2.6 Representations to Other Parties. LESSEE will not represent or hold out LESSOR as carrying goods or passengers on the Aircraft or as being in any way connected or associated with any operation of the Aircraft.

         ARTICLE 21 REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSOR


21.1 Representations and Warranties.1 Representations and Warranties.1 Representations and Warranties.1 Representations and Warranties. LESSOR represents and warrants the following to LESSEE as of the date of execution of the Lease and as of the Delivery Date and ALL OTHER WARRANTIES, EXPRESS OR IMPLIED HAVE BEEN WAIVED IN ACCORDANCE WITH ARTICLE 8:

21.1.1 Corporate Status. LESSOR is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of California. It has the corporate power and authority to carry on its business as presently conducted and to perform its obligations hereunder.

21.1.2 Governmental Approvals. No authorization, approval, consent, license or order of, or registration with, or the giving of notice to any U.S. Government Entity is required for the valid authorization, execution, delivery and performance by LESSOR of this Lease.

21.1.3 Binding. This Lease and the other Operative Documents that have been have been executed and delivered by LESSEE as of the date of this Lease have been duly authorized, executed and delivered by LESSOR and represent the valid, enforceable and binding obligations of LESSOR except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar Laws of general application affecting the enforcement of creditors' rights and by such principles of equity as a court having jurisdiction may impose. When executed by LESSOR at Delivery, the same will apply to the other Operative Documents.

21.1.4 No Breach. The execution and delivery of the Operative Documents that have been executed and delivered by LESSOR as of the date of this Lease, the consummation by LESSOR of the transactions contemplated therein and compliance by LESSOR with the terms and provisions thereof do not and will not contravene any Law applicable to LESSOR, or result in any material breach of or constitute any material default under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, by-law or other material agreement or instrument to which LESSOR is a party or by which LESSOR or its properties or assets may be bound or affected. When executed by LESSOR at Delivery, the same will apply to the other Operative Documents.

21.1.5 Title to Aircraft. On the Delivery Date LESSOR will have good and valid title to the Aircraft.


21.1.6 Citizen of the United States. LESSOR is a "citizen of the United States of America" (as defined in Section 40102 of Title 49 of U.S.C.).

21.1.7 Airframe and Engine Warranty Assignments. The Airframe Warranty Assignment and the Engine Warranty Assignment when executed and delivered by LESSOR in accordance with Article 7.4 represent the valid and enforceable assignment to LESSEE of the warranties set forth therein.

21.2 Covenant of Quiet Enjoyment.2 Covenant of Quiet Enjoyment.2 Covenant of Quiet Enjoyment.2 Covenant of Quiet Enjoyment. So long as no Event of Default has occurred and is continuing hereunder, LESSOR covenants that neither LESSOR nor any person lawfully claiming through LESSOR will interfere with LESSEE's quiet, peaceful use and enjoyment of the Aircraft during the Lease Term.

         ARTICLE 22           FINANCIAL AND RELATED INFORMATION



         LESSEE agrees to furnish each of the following to LESSOR:

                (a) within forty-five (45) days after the end of each fiscal quarter of LESSEE, three (3) copies of the unaudited consolidated financial statements (including a balance sheet and profit and loss statement) prepared for such quarter in accordance with generally accepted accounting principles in the U.S.;

                (b) within ninety (90) days after the end of each fiscal year of LESSEE, three (3) copies of the audited consolidated financial statements (including a balance sheet and profit and loss statement) prepared as of the close of such fiscal year in accordance with generally accepted accounting principles in the U.S.;

                (c) promptly after distribution, three (3) copies of all reports and financial statements which LESSEE sends or makes available to its stockholders or creditors generally;

                (d) Technical Evaluation Reports in conjunction with every second "C" check for the Aircraft and at other times reasonably requested by LESSOR in accordance with Article 12.10.2 hereof; and

                (e) from time to time, such other reasonable information as LESSOR or LESSOR's Lender may reasonably request concerning the location, condition, use and operation of the Aircraft or the financial condition of LESSEE.

         ARTICLE 23           RETURN OF AIRCRAFT

23.1 Date of Return.1 Date of Return.1 Date of Return.1 Date of Return. LESSEE is obligated to return the Aircraft, Engines, Parts and Aircraft Documentation to LESSOR on the Expiration Date, unless a Total Loss of the Aircraft occurred prior to the Expiration Date and this Lease was terminated early in accordance with Article 19.3. If LESSEE is in Default hereunder by failing to return the Aircraft on the Expiration Date or if an Event of Default occurs prior to the Expiration Date and LESSOR repossesses the Aircraft, the return requirements set forth in this Article 23 nonetheless must be met on the date the Aircraft is actually returned to LESSOR or repossessed by LESSOR.

23.2 Technical Report.2 Technical Report.2 Technical Report.2 Technical Report. Six (6) months prior to the Expiration Date (and in an updated form at return of the Aircraft), LESSEE will provide LESSOR with a Technical Evaluation Report in the form and substance of Exhibit M, as revised, and, in addition upon LESSOR's request, will make copies available of (a) drawings of the interior configuration of the Aircraft both as it then exists and as it will exist at return, (b) an Airworthiness Directive status list, (c) a service bulletin incorporation list, (d) rotable tracked, hard-time and life limited component listings, (e) a list of LESSEE-initiated modifications and alterations, (f) interior material burn certificates, (g) the Aircraft Maintenance Program, (h) the complete workscope for the checks, inspections and other work to be performed prior to return, (i) a list of all no-charge service bulletin kits with respect to the Aircraft which were ordered by LESSEE from Manufacturer or Engine manufacturer, (j) current Engine disk sheets and a description of the last shop visit for each Engine and (k) any other data which is reasonably requested by LESSOR.

23.3 Return Location.LESSEE at its expense will return the Aircraft, Engines, Parts and Aircraft Documentation to LESSOR at Denver, Colorado or to such other airport on LESSEE's route system as may be mutually agreed to by LESSEE and LESSOR.

23.4 Full Aircraft Documentation Review.4 Full Aircraft Documentation Review.4 Full Aircraft Documentation Review.4 Full Aircraft Documentation Review. For the period commencing at least ten (10) Business Days prior to the proposed redelivery date and continuing until the date on which the Aircraft is returned to LESSOR in the condition required by this Lease, LESSEE will provide for the review of LESSOR and/or its representative all of the Aircraft records and historical documents described in Exhibit L in one central room at the Aircraft return location.

23.5 Aircraft Inspection.

23.5.1 During the maintenance checks performed immediately prior to the proposed redelivery and at the actual return of the Aircraft, LESSOR and/or its representatives will have an opportunity to conduct a full systems functional and operational inspection of the Aircraft (and other types of reasonable inspections based upon the Aircraft type, age, use and other known factors with respect to the Aircraft) and a full inspection of the Aircraft Documentation (including records and manuals), all to LESSOR's reasonable satisfaction. Any deficiencies from the Aircraft return condition requirements set forth in this
Article 23 will be corrected by LESSEE at its cost prior to the acceptance flight described in Article 23.5.2.

23.5.2 Immediately prior to the proposed redelivery of the Aircraft, LESSEE will carry out for LESSOR and/or LESSOR's representatives an Aircraft acceptance flight in accordance with Manufacturer's standard flight operation check flight procedures or, if agreed to in writing by LESSOR, in accordance with an airline acceptance flight procedure, either of which will be for two (2) hours, or such longer duration as is necessary to perform such check flight procedures. Flight costs and fuel will be furnished by and at the expense of LESSEE. Any deficiencies from the Aircraft return condition requirements set forth in this
Article 23 will be corrected by LESSEE at its cost prior to return of the Aircraft.

23.5.3 To the extent that the ground inspection and acceptance flight extend beyond the Expiration Date, the Lease Term will be deemed to have been automatically extended and the obligations of LESSEE hereunder (including
Article 23.13.3) will continue on a day-to-day basis until the Aircraft is accepted by LESSOR as being in the condition required hereunder, which acceptance shall be evidenced by LESSOR executing and delivering to LESSEE the Return Acceptance Receipt in the form of Exhibit J.

23.6 Certificate of Airworthiness Matters.

23.6.1 The Aircraft will possess a current Certificate of Airworthiness issued by the Aviation Authority for transport category aircraft in accordance with FAR
Part 21 and FAR Part 121 (although this Certificate of Airworthiness may later be substituted by the Export Certificate of Airworthiness or equivalent if requested by LESSOR pursuant to Article 23.12).

23.6.2 If the Aircraft is registered in a country other than the U.S. at time of return, LESSEE at its cost will demonstrate that the Aircraft meets the requirements for issuance of the U.S. Standard Certificate of Airworthiness for transport category aircraft specified in Article 23.6.1 by delivering to LESSOR at its option either an actual U.S. Standard Certificate of Airworthiness (if the Aircraft is to be registered in the U.S.) or a letter acceptable to LESSOR signed by an FAA Designated Airworthiness Representative (DAR) or another Person acceptable to LESSOR stating that the DAR or such Person has inspected the Aircraft and Aircraft Documentation (including records and manuals) and has found that the Aircraft meets the requirements for issuance of a U.S. Standard Certificate of Airworthiness for transport category aircraft in accordance with FAR Part 21 and, in addition, meets the operating requirements of FAR Part 121.

23.6.3 If the Aircraft is to be registered in a country other than in the U.S. after return from LESSEE, LESSOR may in its sole discretion waive the requirements of Article 23.6.1 and instead require that LESSEE at its expense (to the extent such expense is no greater than that which LESSEE would have incurred pursuant to Article 23.6.1, with any additional expenses being for LESSOR's account) put the Aircraft in a condition to meet the requirements for issuance of a Certificate of Airworthiness of the Aviation Authority of the next country of register, provided that if solely as a result of such work the Aircraft is returned after the scheduled redelivery date, LESSEE will not be liable for payment of Rent in respect of the period following the date the Aircraft would have been returned following completion of the requirements of this Article 23, but for the provisions of this Article 23.6.3.

23.7 General Condition of Aircraft at Return.

23.7.1 The Aircraft, Engines and Parts will have been maintained and repaired in accordance with the Maintenance Program, the rules and regulations of the Aviation Authority and this Lease.

23.7.2 Aircraft Documentation (including records and manuals) will have been maintained in an up-to-date status, in accordance with the rules and regulations of the Aviation Authority and the FAA and this Lease and in a form necessary in order to meet the requirements of Article 23.6.2. The records and historical documents set forth in Attachment 1 of Exhibit J will be in English.

23.7.3 The Aircraft will be in the same working order and condition as at Delivery (subject to the other provisions of this Article 23, reasonable wear and tear from normal flight operations excepted), with all pilot discrepancies and deferred maintenance items cleared on a terminating action basis.

23.7.4 The Aircraft will be airworthy (conform to type design and be in a condition for safe operation), with all Aircraft equipment, components and systems operating in accordance with their intended use and within limits approved by Manufacturer, Aviation Authority and the FAA.

23.7.5 The interior of the Aircraft (including cabin and windows) will be in a reasonable condition and cosmetically acceptable, with no cracks, tears or rips.

23.7.6 No special or unique Manufacturer, Engine manufacturer or Aviation Authority inspection or check requirements which are specific to the Aircraft or Engines (as opposed to all aircraft or engines of their types) will exist with respect to the Airframe, Engines and Aircraft equipment, components and systems.

23.7.7 All repairs, modifications and alterations to the Aircraft will have been accomplished in accordance with the FARs or Manufacturer's Structural Repair Manual (or FAA-approved data supported by FAA Form 8110-3) for the Aircraft, as applicable.

23.7.8 The Aircraft will be returned with LESSOR's Engines installed and with the same equipment as at Delivery, subject only to those replacements, additions and Modifications permitted under this Lease.

23.7.9 All Airworthiness Directives which are issued during the Lease Term and require compliance (either by means of repetitive inspections, modifications or terminating action) prior to return of the Aircraft to LESSOR or within one (1) year after the Termination Date will have been complied with on the Aircraft on a terminating action basis at LESSEE's cost. Airworthiness Directives which do not have a terminating action will be accomplished at the highest level of inspection or modification possible. If, after using commercially reasonable efforts, LESSEE is unable to acquire the material, parts or components necessary to accomplish such Airworthiness Directive, LESSEE will pay to LESSOR upon return of the Aircraft the estimated cost of terminating such Airworthiness Directive. If the estimated cost cannot be mutually agreed upon by LESSEE and LESSOR, LESSEE and LESSOR will each obtain an estimate from a reputable FAA approved maintenance facility (unaffiliated with LESSEE or LESSOR) and the estimated cost will be the average of the two estimates.

23.7.10  The  Aircraft  will  be in  compliance  with  Manufacturer's  Corrosion
Prevention  and  Control  Program  (CPCP)   specified  for  the  model  type  by
Manufacturer.

23.7.11 If any waivers, deviations, dispensations, alternate means of compliance, extensions or carry-overs with respect to maintenance or operating requirements, repairs or Airworthiness Directives are granted by the Aviation Authority or permitted by the Maintenance Program, LESSEE at its sole cost and expense will nonetheless perform such maintenance or operating requirements, repairs or Airworthiness Directives as if such waivers, deviations, dispensations, alternate means of compliance, or extensions or carry-overs did not exist; provided, however, that if any Airworthiness Directive has been deemed terminated by means of an alternate means of compliance that is widely accepted by the international airline industry, such alternative means of compliance will be deemed to satisfy the terms of this Article 23.7.11.


23.7.12 The Aircraft will be free from any Security Interest except LESSOR's Liens and no circumstance will have so arisen whereby the Aircraft is or could become subject to any Security Interest or right of detention or sale in favor of the Aviation Authority, any airport authority, or any other authority.

23.7.13 All no-charge vendor and Manufacturer's service bulletin kits received by LESSEE for the Aircraft but not installed thereon will be on board the Aircraft as cargo. At LESSOR's request, any other service bulletin kit which LESSEE paid for will also be delivered to LESSOR on board the Aircraft, but LESSOR will reimburse LESSEE for its actual out-of-pocket costs for such kit, unless LESSEE purchased such kit as part of its implementation of a service bulletin on its fleet of aircraft of the same type as the Aircraft but had not yet installed such kit on the Aircraft, in which case such kit will be furnished free of charge to LESSOR.

23.7.14 The Aircraft will be free of any leaks and any damage resulting therefrom. All repairs will have been performed on a permanent basis in accordance with the applicable manufacturer's instructions.

23.7.15 The Aircraft fluid reservoirs (including oil, oxygen, hydraulic and water) will be serviced to full and the waste tank serviced in accordance with Manufacturer's instructions. Fuel tanks will be at least as full as at Delivery.

23.7.16 The Aircraft will be painted in LESSEE's livery.

23.8 Checks Prior to Return. Prior to return of the Aircraft to LESSOR, LESSEE at its expense will do each of the following:

23.8.1 Have performed, by LESSEE or any other FAA-approved repair station, the next due "C" check as described in the MPD. LESSEE will also weigh the Aircraft. Any discrepancies revealed during such inspection will be corrected in accordance with Manufacturer's maintenance and repair manuals or FAA-approved data. LESSEE agrees to perform during such check any other work reasonably required by LESSOR (and not otherwise required under this Lease) and LESSOR will reimburse LESSEE for such work at LESSEE's preferred customer rates.

23.8.2 Perform an internal and external corrosion inspection where any evidence of corrosion exists and correct any discrepancies in accordance with the recommendations of Manufacturer and the Structural Repair Manual. In addition, all inspected areas will be properly treated with corrosion inhibitor if and as recommended by Manufacturer.

23.8.3 All required external placards, signs and markings will be properly attached, free from damage, clean and legible.

23.8.4 Clean the exterior and interior of the Aircraft.

23.8.5 If reasonably required by LESSOR, repaint the flight deck and replace placards of the Aircraft.

23.8.6 In accordance with Article 23.7.7, permanently repair damage to the Aircraft that exceeds Manufacturer's limits and replace any non-flush structural patch repairs installed on the Aircraft with flush-type repairs, unless Manufacturer does not recommend a flush-type repair.

23.9 Engine Return Requirements.

23.9.1 Immediately prior to the return of the Aircraft to LESSOR, LESSEE at LESSEE's expense will perform each of the following on the Engines:

                (a) With LESSOR or its representatives present, LESSEE will perform a full and complete hot and cold section videotape borescope on each Engine and its modules in accordance with the Engine manufacturer's maintenance manual.

                (b) If the Engine historical and technical records and/or condition trend monitoring data of any Engine (including the APU) indicate an acceleration in the rate of deterioration in the performance of an Engine, LESSEE will correct, to LESSOR's reasonable satisfaction, such conditions which are determined to be causing such accelerated rate of deterioration.

                (c) With LESSOR or its representatives present, LESSEE will accomplish a maximum power assurance run and an acceleration check on the Engines. LESSEE will evaluate the Engine performance and record the Engine maximum power assurance test conditions and results on the Return Acceptance Receipt.

23.9.2 At return, each Engine will meet all of the following:

                (a) Each Engine will have at least 4,000 hours and 3,000 cycles remaining until its next anticipated removal regardless of the operating environment of such Engine. In determining whether an Engine has at least 4,000 hours and 3,000 cycles remaining until its next anticipated removal, the following will be considered:

                    (i) the Engine manufacturer's estimated mean time between removals for engines of the same type as the Engines;

                    (ii) the remaining EGT margin on such Engine; and

                    (iii)the Engine historical and technical records,  borescope
                         inspection,   trend   monitoring,   the  maximum  power
                         assurance run and the acceleration check;

                (b) The Engine historical and technical records, borescope inspection, trend monitoring, the maximum power assurance run and the acceleration check do not reveal any condition which would cause the Engines or any module to be serviceable with an increased frequency of inspection or with calendar time, flight hour or flight cycle restrictions under the Engine manufacturer's maintenance manual;

                (c) No life limited Part of an Engine will have more hours or cycles consumed than such Engine's data plate; and

                (d) Each Part of an Engine which has a hard time limit will have at least 3,000 cycles remaining to operate until its next scheduled Overhaul. Each Part of an Engine which has a life limit will have at least 3,000 cycles remaining to operate until its removal.

LESSEE will correct any discrepancies in the required condition of the Engines set forth in this Article 23.9.2 in accordance with the guidelines set out by the Engine manufacturer. If there is a dispute as to whether an Engine meets the requirements of this Article 23.9.2, LESSEE and LESSOR will consult with Engine manufacturer and follow Engine manufacturer's recommendations (including the accomplishment of an Engine test cell operational check) and the manner in which any discrepancies from the requirements of this Article 23.9.2 will be rectified.

23.10 Hour/Cycle/Calendar Time Requirements. At return, the condition of the Aircraft will be as follows:

23.10.1 The Aircraft will have not more than one-hundred (100) hours consumed since completion of the last "C" check in accordance with the MPD (excluding hours consumed on the acceptance flight).

23.10.2 The APU will be in serviceable condition.

23.10.3 The  Landing  Gear will be cleared for at least eight (8) months (or one
(1) month if LESSEE exercises its extension option) of operation until the next Overhaul or scheduled removal; provided, however, that at LESSOR's request by notice at least six (6) months prior to the Expiration Date, LESSEE will cause to be performed an Overhaul the Landing Gear prior to return of the Aircraft and the costs of such Overhaul will be paid as follows: (i) first, by application of the Landing Gear Reserves paid by LESSEE and (ii) second, the balance will be paid by LESSOR.

23.10.4 Each Part of the Aircraft which has a hard time (hour/cycle) limit to Overhaul of less than four thousand (4,000) hours or three thousand (3,000) cycles will be freshly overhauled or replaced and each Part of the Aircraft which has a hard time (hour/cycle) limit to Overhaul of more than four thousand (4,000) hours or three thousand (3,000) cycles will have four thousand (4,000) hours and three thousand (3,000) cycles (whichever is applicable) remaining to operate until its next scheduled Overhaul or removal.

23.10.5 Each life-limited Part of the Aircraft will have four thousand (4,000) hours and three thousand (3,000) cycles (whichever is applicable) remaining to operate until its next scheduled removal.

23.10.6 Each Part (excluding Landing Gear) which has a calendar limit (including emergency equipment) will have remaining to operate the lesser of the following calendar times: (i) one (1) year from the return of the Aircraft to LESSOR or
(ii) one hundred percent (100%) of such Part's total approved life.

23.10.7 With respect to all installed Parts as a group, such Parts will have an average total time since new no greater than that of the Airframe.

23.10.8 The Aircraft Landing Gear tires and brakes will have at least fifty percent (50%) life remaining until their next Overhaul (except for the acceptance flight).

23.11 Like for Like.11 Like for Like.11 Like for Like.11 Like for Like. Notwithstanding anything in this Article 23 to the contrary, in the event that at Delivery the Aircraft did not meet a particular standard with respect to a specific item set forth in Exhibit B, and such deficiency was noted on the Estoppel and Acceptance Certificate, then LESSEE's return obligations with respect to such specific item will be modified accordingly so that LESSEE is not required to return such specific item with greater time remaining than existed at Delivery.

23.12 Export and Deregistration of Aircraft.12 Export and Deregistration of Aircraft.12 Export and Deregistration of Aircraft.12 Export and Deregistration of Aircraft. At LESSOR's request by notice at least fifteen (15) days prior to the Expiration Date, LESSEE at its cost (except as set forth in the second sentence of this Article 23.12) will (a) provide an Export Certificate of Airworthiness or its equivalent from the State of Registration for the country designated by LESSOR, (b) assist with deregistration of the Aircraft from the register of aircraft in the State of Registration, (c) assist with arranging for prompt confirmation of such deregistration to be sent by the registry in the State of Registration to the next country of registration and (d) perform any other acts reasonably required by LESSOR in connection with such deregistration. If any Aircraft work which LESSEE is not otherwise required to perform hereunder, including engineering, is required in order to obtain such Export Certificate of Airworthiness, LESSEE will, to the extent reasonably possible, perform such work and LESSOR will reimburse LESSEE for such work at LESSEE's preferred customer rates.

23.13 LESSEE's Continuing Obligations.13 LESSEE's Continuing Obligations223.13 LESSEE's Continuing Obligations.13 LESSEE's Continuing Obligations. In the event that LESSEE does not return the Aircraft to LESSOR on the Expiration Date and in the condition required by this Article 23 for any reason (whether or not the reason is within LESSEE's control):

23.13.1 the obligations of LESSEE under this Lease will continue in full force and effect on a day-to-day basis until such return. This will not be considered a waiver of LESSEE's Event of Default or any right of LESSOR hereunder.

23.13.2 Until such return, the Agreed Value will be an amount equal to the Agreed Value on the day the Aircraft should have been returned to LESSOR pursuant to this Lease.

23.13.3 LESSEE will fully indemnify LESSOR on demand for all losses (including damages in accordance with Article 25.5(b)), liabilities, actions, proceedings, costs and expenses thereby suffered or incurred by LESSOR and, in addition, until such time as the Aircraft is redelivered to LESSOR and put into the condition required by this Article 23, instead of paying the Rent specified in
Article 5.3, LESSEE will pay twice the amount of Rent for each day from the scheduled Expiration Date until the Termination Date (the monthly Rent payable under Article 5.3.1 will be prorated based on the actual number of days in the applicable month). Payment will be made upon presentation of LESSOR's invoice. Notwithstanding the foregoing, in the event that the Aircraft is removed from service by LESSEE and placed in a maintenance facility for the performance of work required to put the Aircraft into the condition required by this Article 23 and as a result of delays in the performance of such work the Aircraft is not returned on the Expiration Date, for a period of up to seven (7) days following the Expiration Date, LESSEE shall only be responsible for normal Rent. After the 7th day of such period, if LESSEE has not returned the Aircraft to LESSOR in the condition required by this Lease, LESSEE shall be responsible for twice the Rent for the period after such 7 day period in accordance with the provisions of this
Article 23.13.3 until the actual Termination Date.

23.13.4 LESSOR may elect, in its sole and absolute discretion, to accept the return of the Aircraft prior to the Aircraft being put in the condition required by this Article 23 and thereafter have any such non-conformance corrected at such time as LESSOR may deem appropriate (but within ninety (90) days following the return of the Aircraft) and at commercial rates then-charged by the Person selected by LESSOR to perform such correction. Any direct expenses incurred by LESSOR for such correction will become additional Rent payable by LESSEE within fifteen (15) days following the submission of a written statement by LESSOR to LESSEE, identifying the items corrected and setting forth the expense of such corrections in reasonable detail. LESSEE's obligation to pay such supplemental Rent will survive the Termination Date.

23.14 Airport and Navigation Charges.14 Airport and Navigation Charges223.14 Airport and Navigation Charges.14 Airport and Navigation Charges. LESSEE will ensure that at return of the Aircraft any and all airport, navigation and other charges which give rise or would if unpaid give rise to any lien, right of detention, right of sale or other Security Interest in relation to the Aircraft, Engine or any Part have been paid and discharged in full and will at LESSOR's request produce evidence thereof satisfactory to LESSOR.

23.15 Return Acceptance Certificate.15 Return Acceptance Certificate.15 Return Acceptance Certificate.15 Return Acceptance Certificate. Upon return of the Aircraft in accordance with the terms of this Lease, LESSEE will promptly prepare and execute two (2) Return Acceptance Certificates in the form and substance of Exhibit J and LESSOR will countersign and return one such Return Acceptance Certificate to LESSEE. In addition, LESSEE and LESSOR will execute a Lease Termination for filing with the FAA evidencing termination of this Lease.

23.16 Indemnities and Insurance.16 Indemnities and Insurance.16 Indemnities and Insurance.16 Indemnities and Insurance. The indemnities and insurance requirements  set  forth in  Articles  17 and 18,  respectively,  will  apply to
Indemnitees and LESSOR's representatives during return of the Aircraft, including the ground inspection and acceptance flight. With respect to the acceptance flight, LESSOR's representatives will receive the same protections as LESSOR on LESSEE's Aviation and Airline General Third Party Liability Insurance.

23.17 Civil Reserve Air Fleet.

23.17.1 LESSEE may transfer possession of the Aircraft to the United States of America or any instrumentality or agency thereof as part of the Civil Reserve Air Fleet Program authorized under 10 U.S.C.ss.9511 et seq. (or any substantially similar program) ("CRAF Program") for a period which includes (collectively, the "CRAF Program Requisition Period") (a) the entire period of requisition under the CRAF Program and (b) an additional six (6) months after the expiration of the requisition under the CRAF Program. If the CRAF Program Requisition Period extends beyond the Expiration Date provided by this Lease, then the Lease will be deemed to continue until the end of the CRAF Program Requisition Period at a monthly rental rate equal to the monthly rental rate in effect at the end of the Lease Term and the Expiration Date will be deemed to be the end of the CRAF Program Requisition Period. If the Aircraft is requisitioned under the CRAF Program for a period which extends beyond the Lease Term, then LESSEE will provide LESSOR with written notice of the proposed redelivery at least six (6) months prior to such redelivery date and LESSEE must return the Aircraft in the condition required by Article 23 on the redelivery date set forth in such written notice.

23.17.2 LESSEE will promptly notify LESSOR in writing in the event of the requisition for use of the Aircraft under CRAF activation by the U.S. Government. All of LESSEE's obligations under this Lease will continue to the same extent as if such requisition had not occurred.

23.17.3 Any provisions of this Lease to the contrary notwithstanding, if there is a requisition for use of the Aircraft pursuant to the CRAF Program and/or CRAF activation, LESSOR agrees that LESSEE's insurances described in Exhibit C may be supplemented or replaced by insurances provided under Title XIII of the Act, and/or U.S. Government indemnification (which Title XIII insurances and indemnification will be, as to the Aircraft, in an amount not less than the Agreed Value and, as to all other insurances, in amounts not less than those established in Exhibit C); provided, however, that LESSEE will remain responsible for full compliance with all the provisions of this Lease, including Articles 17 and 19, to the extent Title XIII and/or the U.S. Government indemnification do not satisfy LESSEE's obligations under this Lease.

23.17.4 If there is a requisition for use of the Aircraft pursuant to the CRAF Program and/or CRAF activation, there will be no limitation on the geographic area in which the Aircraft may be operated so long as, taken as a whole, LESSEE's insurance, the Title XIII insurance and/or the indemnification provided by the U.S. Government fully cover (without any geographic exclusions) LESSEE's Exhibit C insurance requirements.

23.17.5 If an Event of Default occurs under this Lease and LESSOR elects to pursue its remedies under Article 25.3(e) to terminate this Lease and repossess the Aircraft, LESSOR will so notify the U.S. Government by sending a written communication with a copy to LESSEE as follows:

                       Headquarters Air Mobility Command
                       AMC Contracting Office -- XOKA
                       Scott Air Force Base, Illinois  62225-5007

23.17.6 So long as no Event of Default has occurred and is continuing, all payments received by LESSOR or LESSEE from such Government Entity in connection with the requisition of the Aircraft under the CRAF Program (except payments on account of a Total Loss of the Aircraft) will be paid over to or retained by LESSEE. If an Event of Default has occurred and is continuing, all payments received by LESSEE or LESSOR from such Government Entity in connection with the requisition of the Aircraft under the CRAF Program may be used by LESSOR to satisfy any obligations owing by LESSEE.

         ARTICLE 24           ASSIGNMENT


24.1 No Assignment by LESSEE.1 No Assignment by LESSEE.1 No Assignment by LESSEE.1 No Assignment by LESSEE. EXCEPT AS EXPRESSLY PERMITTED BY ARTICLE 11 OR
ARTICLE 20.2.3, NO ASSIGNMENT, NOVATION, TRANSFER, MORTGAGE OR OTHER CHARGE MAY BE MADE BY LESSEE OF ANY OF ITS RIGHTS WITH RESPECT TO THE AIRCRAFT, ENGINE OR PART OR THIS LEASE.

24.2 Sale or Assignment by LESSOR.

24.2.1 Subject to LESSEE's rights pursuant to this Lease, LESSOR may at any time and without LESSEE's consent sell, assign or transfer its rights, interest and obligations hereunder, under any other Operative Document, or with respect to the Aircraft to a Permitted Transferee; provided, however, that no such transfer shall materially increase LESSEE's liabilities or obligations hereunder or materially adversely affect LESSEE's rights under this Lease. For a period of two (2) years after such sale or assignment and at LESSEE's cost, LESSEE will continue to name LESSOR as an additional insured under the Aviation and Airline General Third Party Liability Insurance specified in Exhibit C.

24.2.2 The term "LESSOR" as used in this Lease means the lessor of the Aircraft at the time in question. In the event of the sale of the Aircraft and transfer of LESSOR's rights and obligations under this Lease to a Permitted Transferee, such Permitted Transferee will become "LESSOR" of the Aircraft under this Lease and the transferring party (the prior "LESSOR") will be relieved of all liability to LESSEE under this Lease for obligations arising on and after the date the Aircraft is sold. LESSEE will acknowledge and accept the Permitted Transferee as the new "LESSOR" under this Lease and will look solely to the Permitted Transferee for the performance of all LESSOR obligations and covenants under this Lease arising on and after the Aircraft sale date.

24.3 LESSOR's Lender.3 LESSOR's Lender.3 LESSOR's Lender.3 LESSOR's Lender. Subject to LESSEE's rights pursuant to this Lease, LESSOR may at any time and without LESSEE's consent grant security interests over the Aircraft and assign the benefit of this Lease to a lender ("LESSOR's Lender") as security for LESSOR's obligations to LESSOR's Lender.

24.4 LESSEE Cooperation.4 LESSEE Cooperation.4 LESSEE Cooperation.4 LESSEE Cooperation. On request by LESSOR, LESSEE will execute all such documents (such as a consent to a lease assignment agreement) as LESSOR may reasonably require to confirm LESSEE's obligations under this Lease and obtain LESSEE's acknowledgment that LESSOR is not in breach of the Lease. LESSEE will provide all other reasonable assistance and cooperation to LESSOR in connection with any such sale or assignment or the perfection and maintenance of any such security interest, including, at LESSOR's cost, making all necessary filings and registrations in the State of Registration and providing all opinions of counsel with respect to matters reasonably requested by LESSOR. LESSOR will reimburse LESSEE for its reasonable out-of-pocket costs and expenses (including reasonable legal fees) in reviewing documents required by LESSOR and cooperating with a transfer pursuant to this Article 24.

24.5 Protections.

24.5.1 LESSOR will obtain for the benefit of LESSEE a written acknowledgment from any Permitted Transferee or LESSOR's Lender that, so long as no Event of Default has occurred and is continuing hereunder, neither such Person nor any Person claiming by, through or under such Person will not interfere with LESSEE's quiet, peaceful use and enjoyment of the Aircraft.

24.5.2 Wherever the term "LESSOR" is used in this Lease in relation to any of the provisions relating to disclaimer, title and registration, indemnity and insurance contained in Articles 8, 14, 17 and 18, respectively, or with respect to Article 20.2.6, the term "LESSOR" will be deemed to include any Permitted Transferee and its lenders, if applicable. For avoidance of doubt, in the event of LESSOR's sale or financing of the Aircraft, the disclaimer and indemnity provisions contained in Articles 8 and 17 will continue to be applicable after the sale or assignment to International Lease Finance Corporation, as well as being applicable to any Permitted Transferee and its lenders.

         ARTICLE 25           DEFAULT OF LESSEE


25.1 LESSEE Notice to LESSOR.1 LESSEE Notice to LESSOR.1 LESSEE Notice to LESSOR.1 LESSEE Notice to LESSOR. LESSEE will promptly notify LESSOR if LESSEE becomes aware of the occurrence of any Default.

25.2 Events of Default. *

25.3 LESSOR's General Rights.3 LESSOR's General Rights.3 LESSOR's General Rights.3 LESSOR's General Rights. Upon the occurrence and continuance of any Event of Default, LESSOR may do all or any of the following at its option (in addition to such other rights and remedies which LESSOR may have by statute or otherwise but subject to any requirements of applicable Law):

               (a)  terminate this Lease by giving written notice to LESSEE;

               (b) require that LESSEE immediately move the Aircraft to an airport or other location designated by LESSOR;

               (c) for LESSEE's account, do anything that may reasonably be required to cure any default and recover from LESSEE all reasonable costs, including legal fees and expenses incurred in doing so and Default Interest;

               (d) proceed as appropriate to enforce performance of this Lease and to recover any damages for the breach hereof, including the amounts specified in Article 25.5;

               (e) terminate this Lease by taking possession of the Aircraft or by serving notice requiring LESSEE to return the Aircraft to LESSOR at the location specified by LESSOR. If LESSOR takes possession of the Aircraft, it may enter upon LESSEE's premises where the Aircraft is located without liability except for the willful misconduct of LESSOR. Upon repossession of the Aircraft, LESSOR will then be entitled to sell, lease or otherwise deal with the Aircraft as if this Lease had never been made. LESSOR will be entitled to the full benefit of its bargain with LESSEE; or

               (f) apply all or any portion of the Security Deposit and any other security deposits held by LESSOR pursuant to any other agreements between LESSOR and LESSEE to any amounts due.

25.4 Deregistration and Export of Aircraft.4 Deregistration and Export of Aircraft.4 Deregistration and Export of Aircraft.4 Deregistration and Export of Aircraft. If an Event of Default has occurred and is continuing, LESSOR may take all steps necessary to deregister the Aircraft in and export the Aircraft from the State of Registration.

25.5 LESSEE Liability for Damages.5 LESSEE Liability for Damages.5 LESSEE Liability for Damages.5 LESSEE Liability for Damages. Upon the occurrence and during the continuance of an Event of Default, in addition to all other remedies available at law or in equity, LESSOR has the right to recover from LESSEE and LESSEE will pay LESSOR within two (2) Business Days after LESSOR's written demand, all of the following:

                (a) all amounts which are then due and unpaid hereunder and which become due prior to the earlier of LESSOR's recovery of possession of the Aircraft or LESSEE making an effective tender thereof;

                (b) subject to LESSOR's obligations at Law to mitigate its damages, any losses suffered by LESSOR because of LESSOR's inability to place the Aircraft on lease with another lessee or to otherwise utilize the Aircraft on financial terms as favorable to LESSOR as the terms hereof or, if LESSOR elects to dispose of the Aircraft, the funds arising from a sale or other disposition of the Aircraft are not as profitable to LESSOR as leasing the Aircraft in accordance with the terms hereof would have been (and LESSOR will be entitled to accelerate any and all Rent which would have been due from the date of LESSOR's recovery or repossession of the Aircraft through the Expiration
                Date);

                (c) all costs associated with LESSOR's exercise of its remedies hereunder, including but not limited to repossession costs, legal fees, Aircraft storage costs and Aircraft re-lease or sale costs;

                (d) any amount of principal, interest, fees or other sums paid or payable on account of funds borrowed in order to carry any unpaid amount;

                (e) any loss, premium, penalty or expense which may be incurred in repaying funds raised to finance the Aircraft or in unwinding any financial instrument relating in whole or in part to LESSOR's financing of the Aircraft;

                (f)   direct   expenses    incurred   by   LESSOR   to   correct
                non-conformance of the Aircraft with return conditions in accordance with Article 23.13.3; and

                (g) an amount sufficient to fully compensate LESSOR for any loss of or damage to the Aircraft caused by LESSEE's default.

25.6 Waiver of  Default.6  Waiver of  Default.6  Waiver of  Default.6  Waiver of
Default. By written notice to LESSEE, LESSOR may at its election waive any Default or Event of Default and its consequences and rescind and annul any prior notice of termination of this Lease. The respective rights of the parties will then be as they would have been had no Default or Event of Default occurred and no such notice been given.

25.7 Present Value of Payments.7 Present Value of Payments.7 Present Value of Payments.7 Present Value of Payments. In calculating LESSOR's damages hereunder, upon an Event of Default all Rent and other amounts which would have been due hereunder during the Lease Term if an Event of Default had not occurred will be calculated on a present value basis using a discounting rate of six percent (6%) per annum discounted to the earlier of the date on which LESSOR obtains possession of the Aircraft or LESSEE makes an effective tender thereof.

25.8 Use of "Termination Date".8 Use of TerminationDate.8 Use of TerminationDate.8 Use of TerminationDate. For avoidance of doubt, it is agreed that if this Lease terminates and the Aircraft is repossessed by LESSOR due to an Event of Default, then, notwithstanding the use of the term "Termination Date" in this Lease, the period of the Lease Term and the "Expiration Date" will be utilized in calculating the damages to which LESSOR is entitled pursuant to
Article 25.5. For example, it is agreed and understood that LESSOR is entitled to receive from LESSEE the Rent and the benefit of LESSEE's insurance and maintenance of the Aircraft until expiration of the Lease Term.

25.9 LESSEE's Remedies.9 LESSEE's Remedies.9 LESSEE's Remedies.9 LESSEE's Remedies. Except as otherwise set forth in the Operative Documents, upon a breach by LESSOR of any of the terms and conditions of this Lease, LESSEE shall have all rights available at law or in equity.

25.10 Waiver of Consequential Damages.10 Waiver of Consequential Damages225.10 Waiver of Consequential Damages.10 Waiver of Consequential Damages. LESSEE and LESSOR each agree that it shall not be entitled to recover, and hereby disclaims and waives any right that it may otherwise have to recover, any special, indirect or consequential damages as a result of any breach or alleged breach by the other party of any of the agreements, representations or warranties contained in this Lease or the other Operative Documents; provided, however, that nothing herein shall be deemed to disclaim or waive any of LESSOR's remedies expressly set forth in Article 25.5(a) through 25.5 (g).

         ARTICLE 26           NOTICES


26.1 Manner of Sending Notices.1 Manner of Sending Notices.1 Manner of Sending Notices.1 Manner of Sending Notices. Any notice, request or information required or permissible under this Lease will be in writing and in English. Notices will be delivered in person or sent by fax, letter (mailed airmail, certified and return receipt requested), or by expedited delivery addressed to the parties as set forth in Article 26.2. In the case of a fax, notice will be deemed received upon actual receipt (and the date of actual receipt will be deemed to be the date set forth on the confirmation of receipt produced by the sender's fax machine immediately after the fax is sent). In the case of a mailed letter, notice will be deemed received on the tenth (10th) day after mailing. In the case of a notice sent by expedited delivery, notice will be deemed received on the date of delivery set forth in the records of the Person which accomplished the delivery. If any notice is sent by more than one of the above listed methods, notice will be deemed received on the earliest possible date in accordance with the above provisions.

               26.2 Notice Information. Notices will be sent:

If to LESSOR:  INTERNATIONAL  LEASE  FINANCE  CORPORATION
               1999  Avenue of the  Stars,  39th  Floor
               Los  Angeles, California 90067, U.S.A.
               Attention:       Legal Department
               Fax:             310-788-1990
               Telephone:       310-788-1999


If to LESSEE:  FRONTIER AIRLINES, INC.
               12015 East 46th Avenue
               Suite 200
               Denver, CO 80239
               Attention:       General Counsel
               Fax:             303-371-7007
               Telephone:       303-371-7400

or to such other places and numbers as either party directs in writing to the other party.

         ARTICLE 27           GOVERNING LAW AND JURISDICTION


27.1 California Law. This Lease is being delivered in the State of California and will in all respects be governed by and construed in accordance with the Laws of the State of California (notwithstanding the conflict Laws of the State of California).

27.2 Non-Exclusive Jurisdiction in California.2 Non-Exclusive Jurisdiction in California.2 Non-Exclusive Jurisdiction in California.2 Non-Exclusive Jurisdiction in California. As permitted by Section 410.40 of the California Code of Civil Procedure, the parties hereby irrevocably submit to the non-exclusive jurisdiction of the Federal District Court for the Central District of California and the State of California Superior or Municipal Court in Los Angeles, California. Nothing herein will prevent either party from bringing suit in any other appropriate jurisdiction.

27.3 Service of Process.3 Service of Process.3 Service of Process.3 Service of Process. The parties hereby consent to the service of process (a) out of any of the courts referred to above, (b) in accordance with Section 415.40 of the California Code of Civil Procedure by mailing copies of the summons and complaint to the person to be served by air mail, certified or registered mail to the address set forth in Article 26.2, postage prepaid, return receipt requested or (c) in accordance with the Hague Convention, if applicable.

27.4 Prevailing Party in Dispute.4 Prevailing Party in Dispute.4 Prevailing Party in Dispute.4 Prevailing Party in Dispute. If any legal action or other proceeding is brought in connection with or arises out of any provisions in this Lease, the prevailing party will be entitled to recover reasonable attorneys' fees and other actual and reasonable costs incurred in such action or proceedings. The prevailing party will also, to the extent permissible by Law, be entitled to receive pre- and post-judgment Default Interest.

27.5 Waiver. LESSEE AND LESSOR HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY. LESSEE AND LESSOR HEREBY IRREVOCABLY WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS LEASE BROUGHT IN ANY OF THE COURTS REFERRED TO IN ARTICLE 27.2, AND HEREBY FURTHER IRREVOCABLY WAIVE ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         ARTICLE 28           MISCELLANEOUS


28.1 Transportation of Personnel.1 Transportation of Personnel.1 Transportation of Personnel.1 Transportation of Personnel. LESSEE will provide transportation to LESSOR's personnel on a positive space basis on the Aircraft or any other aircraft operated by LESSEE for the purposes of conducting business between LESSEE and LESSOR.

28.2 Press Releases. The parties will give copies to one another, in advance if possible, of all news, articles and other releases provided to the public media regarding this Lease or the Aircraft.

28.3 Power of Attorney.3 Power of Attorney.3 Power of Attorney.3 Power of Attorney. LESSEE hereby irrevocably appoints LESSOR as its attorney for the purpose of putting into effect the intent of this Lease following and during the continuation of an Event of Default, including without limitation, the return, repossession, deregistration and exportation of the Aircraft. To evidence this appointment, LESSEE has executed the Power of Attorney in the form of Exhibit G. LESSEE will take all steps required under the Laws of the State of Registration to provide such power of attorney to LESSOR.

28.4 LESSOR Performance for LESSEE.4 LESSOR Performance for LESSEE.4 LESSOR Performance for LESSEE.4 LESSOR Performance for LESSEE. The exercise by LESSOR of its remedy of performing a LESSEE obligation hereunder is not a waiver of and will not relieve LESSEE from the performance of such obligation at any subsequent time or from the performance of any of its other obligations hereunder.

28.5 LESSOR's Payment Obligations.5 LESSOR's Payment Obligations.5 LESSOR's Payment Obligations.5 LESSOR's Payment Obligations. Any obligation of LESSOR under this Lease to pay or release any amount to LESSEE is conditioned upon and will be delayed until (a) all amounts then due and payable by LESSEE to LESSOR under this Lease or under any other agreement between LESSOR and LESSEE having been paid in full and (b) no payment or other material Default having occurred and continuing hereunder at the time such payment or release of payment is payable to LESSEE.

28.6 Application of Payments.6 Application of Payments.6 Application of Payments.6 Application of Payments. Any amounts paid or recovered in respect of LESSEE liabilities hereunder may be applied to Rent, Default Interest, fees or any other amount due hereunder in such proportions, order and manner as LESSOR determines.

28.7 Usury Laws.7 Usury Laws.7 Usury Laws.7 Usury Laws. The parties intend to contract in strict compliance with the usury Laws of the State of California and, to the extent applicable, the U.S. Notwithstanding anything to the contrary in the Operative Documents, LESSEE will not be obligated to pay Default Interest or other interest in excess of the maximum non-usurious interest rate, as in effect from time to time, which may by applicable Law be charged, contracted for, reserved, received or collected by LESSOR in connection with the Operative Documents. During any period of time in which the then-applicable highest lawful rate is lower than the Default Interest rate, Default Interest will accrue and be payable at such highest lawful rate; however, if at later times such highest lawful rate is greater than the Default Interest rate, then LESSEE will pay Default Interest at the highest lawful rate until the Default Interest which is paid by LESSEE equals the amount of interest that would have been payable in accordance with the interest rate set forth in Article 5.6.

28.8 Delegation by LESSOR.8 Delegation by LESSOR.8 Delegation by LESSOR.8 Delegation by LESSOR. LESSOR may delegate to any Person(s) all or any of the rights, powers or discretion vested in it by this Lease and any such delegation may be made upon such terms and conditions as LESSOR in its absolute discretion thinks fit, provided that no such delegation shall relieve LESSOR of any of its obligations hereunder.

28.9 Confidentiality.9 Confidentiality.9 Confidentiality.9 Confidentiality. The Operative Documents and all non-public information obtained by either party about the other are confidential and are between LESSOR and LESSEE only and will not be disclosed by a party to third parties (other than (i) to such party's auditors or professional advisors, (ii) to potential equity investors or lenders or (iii) as required in connection with any filings of this Lease in accordance with Article 14 or as otherwise required by Law) without the prior written consent of the other party. If disclosure is required as a result of applicable Law, LESSEE and LESSOR will cooperate with one another to obtain confidential treatment as to the commercial terms and other material provisions of this Lease.

28.10 Rights of Parties.10 Rights of Parties.10 Rights of Parties.10 Rights of Parties. The rights of the parties hereunder are cumulative, not exclusive, may be exercised as often as each party considers appropriate and are in addition to its rights under general Law. The rights of one party against the other party are not capable of being waived or amended except by an express waiver or amendment in writing. Any failure to exercise or any delay in exercising any of such rights will not operate as a waiver or amendment of that or any other such right any defective or partial exercise of any such rights will not preclude any other or further exercise of that or any other such right and no act or course of conduct or negotiation on a party's part or on its behalf will in any way preclude such party from exercising any such right or constitute a suspension or any amendment of any such right.

28.11 Further Assurances.11 Further Assurances.11 Further Assurances.11 Further Assurances. Each party agrees from time to time to do and perform such other and further acts and execute and deliver any and all such other instruments as may be required by Law or reasonably requested by the other party to establish, maintain or protect the rights and remedies of the requesting party or to carry out and effect the intent and purpose of this Lease.

28.12 Use of Word including. The term "including" is used herein without limitation.


28.13 Headings. All article and paragraph headings and captions are purely for convenience and will not affect the interpretation of this Lease. Any reference to a specific article, paragraph or section will be interpreted as a reference to such article, paragraph or section of this Lease.

28.14 Invalidity of any Provision.14 Invalidity of any Provision.14 Invalidity of any Provision.14 Invalidity of any Provision. If any of the provisions of this Lease become invalid, illegal or unenforceable in any respect under any Law, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired.

28.15 Time is of the Essence.15 Time is of the Essence.15 Time is of the Essence.15 Time is of the Essence. Time is of the essence in the performance of all obligations of the parties under this Lease and, consequently, all time limitations set forth in the provisions of this Lease will be strictly observed.

28.16 Amendments in Writing. The provisions of this Lease may only be amended or modified by a writing executed by LESSOR and LESSEE.

28.17 Counterparts. This Lease may be executed in any number of identical counterparts, each of which will be deemed to be an original, and all of which together will be deemed to be one and the same instrument when each party has signed and delivered one such counterpart to the other party.

28.18 Delivery of Documents by Fax.18 Delivery of Documents by Fax.18 Delivery of Documents by Fax.18 Delivery of Documents by Fax. Delivery of an executed counterpart of this Lease or of any other documents in connection with this Lease by fax will be deemed as effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Lease or other document by fax will also deliver an originally executed counterpart, but the failure of any party to deliver an originally executed counterpart of this Lease or such other document will not affect the validity or effectiveness of this Lease or such other document.

28.19 Entire Agreement.19 Entire Agreement.19 Entire Agreement.19 Entire Agreement. The Operative Documents constitute the entire agreement between the parties in relation to the leasing of the Aircraft by LESSOR to LESSEE and supersede all previous proposals, agreements and other written and oral communications in relation hereto. The parties acknowledge that there have been no representations, warranties, promises, guarantees or agreements, express or implied, except as set forth herein.

28.20 Expenses. Each party shall be responsible for its own expenses in connection with the drafting, negotiation, execution and delivery of this Lease and the other Operative Documents.

                                                                  SIGNATURE PAGE


                IN WITNESS WHEREOF, LESSEE and LESSOR have caused this Lease to be executed by their respective officers as of May 25, 2000.

INTERNATIONAL LEASE
FINANCE CORPORATION                        FRONTIER AIRLINES, INC.


By:                                        By:

Its:                                       Its:

         EXHIBIT B            AIRCRAFT DESCRIPTION



Aircraft Manufacturer and Model:                          B737-300

Seating Configuration:                                    None*

Manufacturer's Serial Number:                             26293

Registration Mark:                                        N-_____

Engine Manufacturer and Model:                            CFM56-3C1

Engine Serial Numbers:                                    724885 and 724886

Engine Thrust Rating:                                     22,000 pounds

Maximum Gross Takeoff Weight:                             139,500 pounds


                *The Aircraft is being delivered to LESSEE without seats and will be returned to LESSOR without seats.

         EXHIBIT C            CONDITION AT DELIVERY


         1.     Technical Report

         Prior to the Delivery Date, LESSOR will provide LESSEE with a Technical Evaluation Report in the form and substance of Exhibit M, as revised, and, in addition upon LESSEE's request, will make copies available of
         (a) drawings of the interior configuration of the Aircraft as it will exist at Delivery, (b) an Airworthiness Directive status list, (c) a service bulletin incorporation list, (d) rotable tracked, hard-time and life limited component listings, (e) a list of Prior Lessee-initiated modifications and alterations, (f) information regarding Prior Lessee's maintenance program for the Aircraft, (g) the complete workscope for the checks, inspections and other work to be performed prior to Delivery, (h) a list of all no-charge service bulletin kits with respect to the Aircraft which were ordered by LESSOR from Manufacturer or Engine manufacturer, (i) current Engine disk sheets and a description of the last shop visit for each Engine and (j) any other data which is reasonably requested by LESSEE.

         2.     Full Aircraft Documentation Review

         Prior to the Scheduled Delivery Date and continuing until the date on which the Aircraft is delivered to LESSEE in the condition required by this Exhibit B, LESSOR will provide for the review of LESSEE and/or its representative all of the Aircraft records and historical documents described in Exhibit L in one central room at the Aircraft delivery location.

         3.     Aircraft Inspection

(a) During the maintenance checks performed prior to Delivery, LESSEE and/or its representatives will have an opportunity to conduct a full systems functional and operational inspection of the Aircraft (and other types of reasonable inspections based upon the Aircraft type, age, use and other known factors with respect to the Aircraft) and a full inspection of the Aircraft Documentation (including records and manuals), all to LESSEE's satisfaction. Any deficiencies from the delivery condition requirements set forth in this Exhibit B will be corrected by LESSOR at its cost prior to Delivery.

(b) Immediately prior to the Delivery of the Aircraft, LESSOR will carry out for LESSEE and/or LESSEE's representatives one takeoff and one landing phase. If LESSEE identifies any discrepancies immediately following such takeoff and landing phase and requests LESSOR to correct such discrepancies at LESSOR's cost, such discrepancies will be corrected.

         4.     Certificate of Airworthiness Matters

         The Aircraft will possess a current Certificate of Airworthiness issued by the FAA.

         5.     General Condition of the Aircraft at Delivery

(a) The Aircraft, Engines and Parts will have been maintained and repaired in accordance with Prior Lessee's maintenance program and the rules and regulations of the FAA.

(b) Aircraft Documentation (including records and manuals) will have been maintained in accordance with the rules and regulations of the FAA.

(c) All pilot discrepancies and deferred maintenance items will be cleared on a terminating action basis.

(d) The Aircraft will be airworthy (conform to type design and be in a condition for safe operation under FAR Part 121), with all Aircraft equipment, components and systems operating in accordance with their intended use and within limits approved by Manufacturer and the FAA.

(e) The interior of the Aircraft (including cabin and windows) will be in a reasonable condition and cosmetically acceptable, with no cracks, tears or rips.

(f) No special or unique Manufacturer, Engine manufacturer or FAA inspection or check requirements which are specific to the Aircraft or Engines (as opposed to all aircraft or engines of their types) will exist with respect to the Airframe, Engines and Aircraft equipment, components and systems.

(g) All repairs, modifications and alterations to the Aircraft will have been accomplished in accordance with the FARs or Manufacturer's Structural Repair Manual (or FAA-approved data supported by FAA Form 8110-3) for the Aircraft, as applicable.

(h) All Airworthiness Directives which are issued prior to the Delivery Date and require compliance (either by means of repetitive inspections, modifications or terminating action) prior to Delivery of the Aircraft to LESSEE or within one (1) year after the Delivery Date will have been complied with on the Aircraft on a terminating action basis at LESSOR's cost. Airworthiness Directives which do not have a terminating action will be accomplished at the highest level of inspection or modification possible.

(i) The Aircraft will be in compliance with Manufacturer's Corrosion Prevention and Control Program (CPCP) specified for the model type by Manufacturer.

(j) If any waivers, deviations, dispensations, alternate means of compliance, extensions or carry-overs with respect to maintenance or operating requirements, repairs or Airworthiness Directives were granted by the FAA or permitted by Prior Lessee's maintenance program, such maintenance or operating requirements, repairs or Airworthiness Directives will have been performed as if such waivers, deviations, dispensations, alternate means of compliance, or extensions or carry-overs did not exist.

(k) The Aircraft will be free of fuel, oil and hydraulic leaks. Any temporary fuel leak repairs will have been replaced by permanent repairs.

(l) The Aircraft fluid reservoirs (including oil, oxygen, hydraulic and water) will be serviced to full and the waste tank serviced in accordance with Manufacturer's instructions.

(m)      The Aircraft will be fully fueled.

(n)      The Aircraft will be painted in the livery of Prior Lessee.

         6.     Checks Prior to Delivery

         Prior to Delivery of the Aircraft to LESSEE, the following will have been performed:

(a) A full and complete zonal, systems and structural check ("C" or its equivalent) and the corresponding lower checks ("A" and "B" or equivalent) at an FAA-approved repair station in accordance with the MPD sufficient to clear the Aircraft until the next full and complete zonal, systems and structural check. Any discrepancies revealed during such inspection will be corrected in accordance with Manufacturer's maintenance and repair manuals or FAA-approved data.

(b) All required external placards, signs and markings will be properly attached, free from damage, clean and legible.

(c)      Cleaning the exterior and interior of the Aircraft.

(d) If reasonably required by LESSEE, repainting the interior of the Aircraft, including flight deck, and replace placards.

(e) In accordance with Manufacturer's Structural Repair Manual, permanently repairing damage to the Aircraft that exceeds Manufacturer's limits. Any non-flush structural patch repairs installed on the Airframe will be replaced with flush-type repairs if such flush-type repairs are available unless it is unreasonable to install a flush-type repair.

         7.     Condition of the Engines At Delivery

(a) Prior to Delivery of the Aircraft to LESSEE, the following checks of the Engines will have been performed:

                (i) With LESSEE or its representatives present, performance of a full and complete hot and cold section videotape borescope on each Engine and its modules in accordance with the Engine manufacturer's maintenance manual.

                (ii) If the Engine historical and technical records and/or condition trend monitoring data of any Engine (including the APU) indicate an acceleration in the rate of deterioration in the performance of an Engine, LESSOR will correct, to LESSEE's satisfaction, such conditions which are determined to be causing such accelerated rate of deterioration.

                (iii) With LESSEE or its representatives present, LESSOR will accomplish a maximum power assurance run and an acceleration check on the Engines. LESSEE will evaluate the Engine performance and record the Engine maximum power assurance test conditions and results on the Estoppel and Acceptance Receipt.

(b)      Each Engine will meet all of the following:

                (i) Each Engine will have at least 4,000 hours and 3,000 cycles remaining until its next anticipated removal regardless of the operating environment of such Engine. In determining whether an Engine has at least 4,000 hours and 3,000 cycles remaining until its next anticipated removal, the following will be considered:

                       (1) the Engine manufacturer's estimated mean time between removals for engines of the same type as the Engines;

                       (2)    the remaining EGT margin on such Engine; and

                       (3) the Engine historical and technical records, borescope inspection, trend monitoring, the maximum power assurance run and the acceleration check;

                (ii) the Engine historical and technical records, borescope inspection, trend monitoring, the maximum power assurance run and the acceleration check do not reveal any condition which would cause the Engines or any module to be serviceable with an increased frequency of inspection or with calendar time, flight hour or flight cycle restrictions under the Engine manufacturer's maintenance manual;

                (iii) No life limited Part of an Engine will have more hours or cycles consumed than such Engine's data plate; and

                (iv) Each Part of an Engine which has a hard time limit will have at least 3,000 cycles remaining to operate until its next scheduled Overhaul. Each Part of an Engine which has a life limit will have at least 3,000 cycles remaining to operate until its removal.

         LESSOR will correct any discrepancies in the required condition of the Engines set forth in this Exhibit B in accordance with the guidelines set out by the Engine manufacturer. If there is a dispute as to whether an Engine meets the requirements of this Exhibit B, LESSEE and LESSOR will consult with Engine manufacturer and follow Engine manufacturer's recommendations (including the accomplishment of an Engine test cell operational check) and the manner in which any discrepancies from the requirements of this Exhibit B will be rectified.

         8.     Hour/Cycle/Calendar Times At Delivery

         The condition of the Aircraft and installed systems upon Delivery to LESSEE will be as follows:

(a) The Aircraft will have no more that fifteen (15) months consumed since the last 24,000 Hour Structural Check.

(b) The Aircraft will have not more than one-hundred (100) hours consumed since the last "C" check or its equivalent in accordance with the MPD.

(c)      The APU will be in serviceable condition.

(d) The Landing Gear will be cleared for four thousand five hundred (4,500) cycles/hours (depending on Prior Lessee's maintenance program) of operation until the next Overhaul or scheduled removal.

(e) Each Part of the Aircraft which has a hard time (hour/cycle) limit to Overhaul of less than four thousand (4,000) hours or three thousand (3,000) cycles will be freshly overhauled or replaced and each Part of the Aircraft which has a hard time (hour/cycle) limit to Overhaul of more than four thousand (4,000) hours or three thousand (3,000) cycles will have four thousand (4,000) hours and three thousand (3,000) cycles (whichever is applicable) remaining to operate until its next scheduled Overhaul or removal.

(f) Each life-limited Part of the Aircraft will have four thousand (4,000) hours and three thousand (3,000) cycles (whichever is applicable) remaining to operate until its next scheduled removal.

(g) Each Part which has a calendar limit (including emergency equipment and excluding Landing Gear which is addressed in paragraph 8(d) above) will have remaining to operate the lesser of the following calendar times:
         (i) one (1) year from the  Delivery  Date of the  Aircraft to LESSEE or
         (ii) one hundred percent (100%) of such Part's total approved life.

(h) With respect to all installed Parts as a group, such Parts will have an average total time since new no greater than that of the Airframe.

(i) The Aircraft Landing Gear tires and brakes will have at least fifty percent (50%) life remaining until their next Overhaul (except for the acceptance flight).

         EXHIBIT D            CERTIFICATE OF INSURANCE


[Refer to Aircraft Lease Agreement dated as of May 25, 2000 between LESSEE and LESSOR (the "Lease"). If applicable, insurance certificates from both the insurers and reinsurers will be provided. If there is a LESSOR's Lender, include references to it where appropriate after references to LESSOR.]

To:      INTERNATIONAL LEASE FINANCE CORPORATION ("LESSOR")

         1999 Avenue of the Stars, 39th Floor
         Los Angeles, California 90067
         United States


Re:       FRONTIER AIRLINES, INC.
          ("LESSEE")
          Boeing B737-300
          Manufacturer's Serial No.:         26293
          Registration Mark:                 N-_____ (the "Aircraft")

         The  following   security  has  subscribed  to  the  insurance   and/or
reinsurance policies:

         [LIST COMPANIES & PERCENTAGES]

         THIS IS TO CERTIFY THAT, as Insurance Brokers, we have effected Fleet Insurance in respect of aircraft owned or operated by LESSEE (including the Aircraft) as specified below.

                             AIRCRAFT HULL ALL RISKS

COVERING: *

DEDUCTIBLES: *

GEOGRAPHICAL COVERAGE: Worldwide.


               AVIATION AND AIRLINE GENERAL THIRD PARTY LIABILITY

COVERING: *

GEOGRAPHICAL LIMITS: Worldwide.


                           HULL WAR AND ALLIED PERILS

COVERING:*

DEDUCTIBLE: *

GEOGRAPHICAL LIMITS: Worldwide.



                      AIRCRAFT SPARES ALL RISKS INSURANCE

COVERING: *

DEDUCTIBLE: *.

GEOGRAPHICAL COVERAGE: Worldwide.


                       INSURANCE REQUIRED BY MANUFACTURER

         LESSEE will carry the insurance required by Manufacturer in connection with LESSOR's assignment of Manufacturer's warranties and product support to LESSEE.

                              CONTRACTUAL INDEMNITY

         LESSEE has insurance coverage for the indemnities agreed to by LESSEE pursuant to Article 17 of the Lease to the extent provided in the relevant policies.

                        PERIOD OF COVERAGE (ALL POLICIES)

         From Delivery Date of Aircraft to [EXPIRATION DATE]

         It is further certified that LESSOR has an interest in respect of the Aircraft under the Lease. Accordingly, with respect to losses occurring during the period from the Effective Date until the expiry of the Insurance or until the expiry or agreed termination of the Lease or until the obligations under the Lease are terminated by any action of the Insured or LESSOR and in consideration of the Additional Premium it is confirmed that the Insurance afforded by the Policy is in full force and effect and it is further agreed that the following provisions are specifically endorsed to the Policy.

         1. UNDER THE HULL (ALL RISKS AND HULL WAR AND ALLIED RISKS) AND AIRCRAFT SPARES INSURANCES

                (a)    *

                (b)    *

                (c) Insurers have no right to replace the Aircraft on a Total Loss (arranged, constructive or otherwise).

                (d) Insurers recognize that LESSEE and LESSOR have agreed that a Total Loss of the Airframe will constitute a Total Loss of the Aircraft.

                (e) In the event of Total Loss of the Aircraft, Insurers agree to pay LESSOR all amounts up to the Agreed Value based solely upon LESSOR's (not LESSEE's) execution of the appropriate form of release/discharge document. LESSOR may sign any required release in lieu of the Insured in the event of a Total Loss, Constructive Total Loss or Arranged Total Loss.

                (f) "Cut-through clause": Insurers confirm that in the event of any claim arising under the hull insurances, the Reinsurers will in lieu of payment of the Insurers, its successors in interest and assigns, pay to the person named as sole loss payee under the original insurances that portion of any loss due for which the Reinsurers would otherwise be liable to pay the Insurers (subject to proof of loss), it being understood and agreed that any such payment by any Reinsurers will fully discharge and release such Reinsurer from any and all further liability in connection therewith and provide for payment to be made notwithstanding (i) any bankruptcy, insolvency, liquidation or dissolution of the Insurers and (ii) that the Insurers have made no payment under the original insurance policies.

                (g) Insurers confirm that under the insurance policies, if the Insured installs an engine owned by a third party on the Aircraft, either (i) the hull insurance will automatically increase to such higher amount as is necessary in order to satisfy both LESSOR's requirement to receive the Agreed Value in the event of a Total Loss, Constructive Total Loss or Arranged Total Loss and the amount required by the third party engine owner, or (ii) separate additional insurance on such engine will attach in order to satisfy separately the requirements of the Insured to such third party engine owner.

         2.     UNDER THE LEGAL LIABILITY INSURANCE

                (a) Subject to the provisions of this Endorsement, the Insurance will operate in all respects as if a separate Policy had been issued covering each party insured hereunder, but this provision will not operate to include any claim arising howsoever in respect of loss or damage to the Aircraft insured under the Hull or Spares Insurance of the Insured. Notwithstanding the foregoing the total liability of Insurers in respect of any and all Insureds will not exceed the limits of liability stated in the Policy.

                (b) The Insurance provided hereunder will be primary and without right of contribution from any other insurance which may be available to LESSOR.

         3.     UNDER ALL INSURANCES

                (a) LESSOR, its successors and assigns, and (with respect to Aviation and Airline General Third Party Liability only) its directors, officers and employees for their respective rights and interests, are included as Additional Insureds.

                (b) The cover afforded to LESSOR by the Policy in accordance with this Endorsement will not be invalidated by any act or omission (including misrepresentation and non-disclosure) of any other person or party which results in a breach of any term, condition or warranty of the Policy provided that LESSOR has not caused, contributed to or knowingly condoned the said act or omission.

                (c) LESSOR will have no responsibility for premium and insurers will waive any right of set-off or counterclaim against LESSOR except in respect of outstanding premium in respect of the Aircraft, provided that Insurer may only set-off for premiums against the proceeds of the hull insurance for outstanding premiums in connection with hull all risks and hull war and allied perils insurance.

                (d) Upon payment of any loss or claim to or on behalf of LESSOR, Insurers will to the extent and in respect of such payment be thereupon subrogated to all legal and equitable rights of LESSOR indemnified hereby (but not against LESSOR). Insurers will not exercise such rights without the consent of those indemnified, such consent not to be unreasonably withheld. At the expense of Insurers LESSOR will do all things reasonably necessary to assist the Insurers to exercise said rights.

                (e) Except in respect of any provision for Cancellation or Automatic Termination specified in the Policy or any endorsement thereof, cover provided by this Endorsement may only be cancelled or materially altered in a manner adverse to LESSOR by the giving of not less than thirty (30) days notice in writing to LESSOR. Notice will be deemed to commence from the date such notice is given by the Insurers. Such notice will NOT, however, be given at normal expiry date of the Policy or any endorsement.

         4. EXCEPT AS SPECIFICALLY VARIED OR PROVIDED BY THE TERMS OF THIS CERTIFICATE

                (a)  LESSOR  IS  COVERED BY THE  POLICY  SUBJECT  TO ALL  TERMS,
         CONDITIONS,   LIMITATIONS,   WARRANTIES,  EXCLUSIONS  AND  CANCELLATION
         PROVISIONS THEREOF.

                (b) THE POLICY WILL NOT BE VARIED BY ANY PROVISIONS CONTAINED IN THE LEASE WHICH PURPORT TO SERVE AS AN ENDORSEMENT OR AMENDMENT TO THE POLICY.

         SUBJECT (save as specifically stated in this Certificate) to policy terms, conditions, limitations and exclusions.

                                Yours faithfully,

                                                [BROKERS]

         EXHIBIT E            BROKERS' LETTER OF UNDERTAKING


To:             INTERNATIONAL LEASE FINANCE CORPORATION
                1999 Avenue of the Stars, 39th Floor
                Los Angeles, California 90067
                United States

Date:                                                             Our Ref:

Re:       FRONTIER AIRLINES, INC.
          ("LESSEE")
          B737-300
          Manufacturer's Serial No.:         26293
          Registration Mark:                 N-_____ (the "Aircraft")


Dear Sirs:

         We confirm that insurance has been effected for the account of [LESSEE] (the "Operator") covering all aircraft owned or operated by them, including the above-referenced aircraft (the "Aircraft"). [Also confirm, if applicable, the amount of any hull all risks or hull war and allied perils on the Aircraft which LESSEE is carrying in excess of the Agreed Value (which excess insurance would be payable to LESSEE). Such excess insurance may not exceed ten percent (10%) of the Agreed Value.]

         Pursuant to instructions received from the Operator and in consideration of your approving the arrangement of the Operator's "Fleet Policy" (under which the above-referenced Aircraft is insured) through the intermediary of ourselves as Brokers in connection with the insurance (the "Insurance") mentioned in our Certificate of Insurance (Reference No. [ ] dated [ ] and attached hereto), we undertake as follows:

         1. In relation to the Hull and War Risks Insurance to hold to your order the insurance Slips or Contracts and any Policies which may be issued or any policies substituted (with your consent) therefor (but only insofar as the same relate to the Aircraft only) and the benefit of the Hull and War Risks Insurance thereunder, but subject to our requirements to operate the Fleet Policy insofar as it relates to any other aircraft insured thereunder.

         2. To advise you of any of the following:

                (a) If any insurer cancels or gives notice of cancellation of any of the Insurance at least thirty (30) days (or such lesser period as may be available in the case of War and Allied Perils) before such cancellation is to take effect in respect of the Aircraft.

                (b) Of any act or omission or of any event (including non-payment of premium) of which we have knowledge or are notified and which might invalidate or render unenforceable in whole or in part any of the Insurance, insofar as the same relate to the Aircraft.

                (c) If we do not receive instructions to renew all or any of the Insurance at least thirty (30) days prior to their expiration.

                (d) If any of the Insurance are not renewed on the same terms (save as to premium and period of cover and as you might otherwise have notified us to be acceptable to you) seven (7) days prior to expiry thereof.

         The above undertakings are given subject to our continuing appointment for the time being as Insurance Brokers to the Operator.

         We also undertake to advise you if we cease to be Insurance Brokers to the Operator.

                                Yours faithfully,

         EXHIBIT F            ESTOPPEL AND ACCEPTANCE CERTIFICATE

FRONTIER AIRLINES, INC. ("LESSEE"), a corporation organized under the lereby agree as follows:

         1. LESSEE and INTERNATIONAL LEASE FINANCE CORPORATION, as LESSOR, have entered into an Aircraft Lease Agreement dated as of May 25, 2000 (hereinafter referred to as the "Lease"). Words used herein with capital letters and not otherwise defined will have the meanings set forth in the Lease.

         2. LESSEE has this ____ day of __________, ____ (Time:  __________)  at
____________________ received from LESSOR possession of:

                (a) One (1) Boeing B737-300 aircraft bearing Manufacturer's serial number 26293 and United States registration mark N-_____, together with two (2) CFM56-3C1 engines bearing manufacturer's serial numbers 725885 and 724886 (each of which has 750 or more rated take-off horsepower), all in airworthy condition.

                (b)  All  Aircraft   Documentation,   including  the  usual  and
         customary manuals, logbooks, flight records and historical information regarding the Aircraft, Engines, and Parts.

         3. All of the foregoing has been delivered on the date set forth above pursuant to the terms and provisions of the Lease.

         4. The amount of fuel on board at Delivery is __________ (circle one) pounds/kilos (________ gallons).

         5. The Aircraft, Engines, Parts and Aircraft Documentation as described in the Lease have been fully examined by LESSEE and, except as set forth in the attached Discrepancies List, have been received and accepted by LESSEE in a condition fully satisfactory to LESSEE and in full conformity with the Lease in every respect.

         6. The Lease is in full force and effect, LESSOR has fully, duly and timely performed all of its obligations of every kind or nature thereunder and LESSEE has no claims, offsets, deductions, set-off or defenses of any kind or nature in connection with the Lease.

         7. LESSEE has obtained all required permits, authorizations, licenses and fees of the State of Registration or any Government Entity thereof necessary in order for LESSEE to operate the Aircraft as permitted by the terms of the Lease.

                              Dated on the date set forth above

                                  FRONTIER AIRLINES, INC.


                                  By:

                                  Title:

         EXHIBIT G            OPINION OF COUNSEL
                                 [SEE ATTACHED]

         EXHIBIT H            FORM OF POWER OF ATTORNEY


FRONTIER AIRLINES, INC. ("Frontier") hereby irrevocably appoints INTERNATIONAL LEASE FINANCE CORPORATION ("ILFC") of 1999 Avenue of the Stars, 39th Floor, Los Angeles, California 90067, U.S.A. as Frontier's true and lawful attorney so that ILFC may take any of the following actions in the name of and for Frontier with respect to the Boeing B737-300 aircraft bearing manufacturer's serial number 26293 (the "Aircraft") leased by ILFC to Frontier pursuant to an Aircraft Lease Agreement dated as of May 25, 2000 (the "Lease"):

         1. Pursuant to the Lease, Frontier has procured and is maintaining insurances for the Aircraft. ILFC has been named sole loss payee on the all risk hull and war risk insurances for the Aircraft. In the event of a total loss or constructive total loss of the Aircraft, ILFC is entitled to receive insurance proceeds in an amount equal to: US$*. ILFC may take all action and sign all documents otherwise required to be performed by Frontier, including execution on behalf of Frontier of an appropriate form of discharge/release document, in order for ILFC to collect such insurance proceeds.

         2. In the exercise of the rights of ILFC under the Lease to recover the Aircraft from Frontier and United States after termination of the Lease due to an Event of Default under the Lease or for termination of the Lease due to any other reason, ILFC may take all action otherwise required to be performed by Frontier before the authorities and courts in United States in order to cause the Aircraft to be repossessed by ILFC, deregistered from the U.S. Federal Aviation Administration and exported from the United States.

         3. In the exercise of the rights mentioned in paragraphs 1 and 2, ILFC may make any declarations or statements and sign any public or private documents which may be considered necessary or appropriate.

         4. ILFC may delegate the powers conferred hereby, in whole or in part, to any individual(s), including but not limited to employees of ILFC or legal counsel in United States.

         ILFC is empowered to determine in its sole discretion when to exercise the powers conferred upon ILFC pursuant to this Power of Attorney. Any person, agency or company relying upon this Power of Attorney need not and will not make any determination or require any court judgment as to whether an Event of Default has occurred under the Lease or whether the Lease has been terminated. Frontier hereby waives any claims against (a) any person acting on the instructions given by ILFC or its designee pursuant to this Power of Attorney and (b) any person designated by ILFC or an officer of ILFC to give instructions pursuant to this Power of Attorney. Frontier also agrees to indemnify and hold harmless any person, agency or company which may act in reliance upon this Power of Attorney and pursuant to instructions given by ILFC or its designee.

         This Power of Attorney is irrevocable until the Aircraft has been returned to the possession of ILFC, deregistered and exported from United States.

FRONTIER  AIRLINES has made and delivered this Power of Attorney on _________ in
____________.

                                FRONTIER AIRLINES

                                By:

                                Title:

         EXHIBIT I            ASSIGNMENT OF RIGHTS (AIRFRAME)


                                                     [DATE]


Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, Washington 98124-2207
Attention:  Vice President-Contracts
            Mail Code 21-34

     Subject: Full Assignment of Rights and  Obligations -  International  Lease
          Finance Corporation as Lessor and Frontier Airlines, Inc. as Lessee of Model B737-300 aircraft bearing manufacturer's serial number 26293

Ladies and Gentlemen:

         In connection with International Lease Finance Corporation's lease to Frontier Airlines, Inc. ("Lessee") of a Boeing aircraft (more fully described below), reference is made to the following documents:

A. Purchase Agreement No. 1500 dated August 25, 1988 between The Boeing Company ("Boeing") and International Lease Finance Corporation ("ILFC") (the "Boeing Agreement") under which ILFC purchased a certain Boeing Model B737-300 aircraft bearing manufacturer's serial number 26293 (the "Aircraft").

B. Aircraft Lease Agreement (the "Lease") for the Aircraft dated as of November __, 1999 between ILFC and Lessee.

         Capitalized terms used herein without definition will have the same meaning as in the Boeing Agreement.

         In connection with ILFC's lease of the Aircraft under the Lease, ILFC is transferring to Lessee certain rights of ILFC related to the Aircraft under the Boeing Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Boeing Agreement:

         1. Lessee acknowledges that it has received copies of the following specific provisions of the Boeing Agreement applicable to the Aircraft and agrees to be bound by and comply with all the terms, conditions, and limitations contained in such provisions, including without limitation the disclaimer and release, exclusion of liabilities, indemnity and insurance provisions thereof:

         (a)    Boeing Agreement
                       Article 6 - Excusable Delay
                       6.1    General

                       Article 8 - Assignment, Resale or Lease
                       8.1    Title and Risk with Boeing
                       8.2    Buyer's Indemnification of Boeing; Insurance

                       Article 10 - Assignment, Resale or Lease
                       10.1   No Increase in Boeing Liability
                       10.3   Sale by Buyer after Delivery
                       10.4   Lease by Buyer after Delivery
                       10.5   No Increase in Boeing Liability

                       10.6 Exculpatory or Indemnity Clause in Post-delivery Sale or Lease

                       Article 12 - Product Assurance;  Disclaimer and  Release;
Exclusion of Liabilities;  Customer Support;   Indemnification and Insurance (in
its entirety)

                       Article 14 - Contractual Notices and Requests

                       Article 15 - Miscellaneous
                       15.4   Governing Law

         Exhibit B - Product Assurance Document
                Part A Boeing Warranty
                Part B Warranty Repairs and Modifications by Buyer
                Part C Boeing Service  Life  Policy
                Part D Boeing  Indemnity  Against  Patent Infringement
                Part D-1  Boeing  Indemnity   Against  Copyright Infringement
                Part E Supplier  Warranties and Patent  Indemnities
                Part G Boeing Interface Commitment
                Part H General

         Exhibit C-1- Customer Support Document
                Part B Boeing Customer Support Services
                Part D Technical Data and Documents
                Part E Buyer's Indemnification of Boeing and Insurance

         Exhibit E - Buyer Furnished Equipment Provisions Document
                Paragraph 8   Indemnification of Boeing
                Paragraph 9   Patent Indemnity
                Paragraph 10  Definitions
                Paragraph 11  Notice of Claim

         Letter Agreement No. 1500-__ - Seller Purchased Equipment
                Paragraph 6   Buyer's Indemnification of Boeing

         2. Lessee recognizes that Boeing's obligation to provide support and services to Lessee pursuant to Exhibit C of the Boeing Agreement is conditioned on the receipt by Boeing of evidence of compliance by Lessee with the insurance requirements set forth in paragraph 2 of Part E of Exhibit C or in such other form as may be satisfactory to Boeing, prior to the commencement of such support and services.

         3. ILFC reserves to itself all rights, claims and interests it may have under the Boeing Agreement not expressly assigned to Lessee hereunder. ILFC will remain responsible to Boeing for any amounts with respect to the Aircraft owed to Boeing under the Boeing Agreement prior to the effective date of this letter, including any amounts owed by ILFC to Boeing under the specific portions of the Boeing Agreement referenced in paragraph 1 above based upon the events or incidents relating to the Aircraft occurring prior to the effective date of this letter.

         4. ILFC hereby assigns to Lessee the sole authority to exercise in Lessee's name all rights and powers of ILFC with respect to the Aircraft under the specific portions of the Boeing Agreement referenced in paragraph 1 above. Such authorization will continue until Boeing receives from ILFC written notice to the contrary addressed to Boeing's Vice President, Contracts, P.O. Box 3707, Seattle, Washington 98124-2207 with a copy to Lessee. Until Boeing receives such notice, Boeing will be entitled to deal exclusively with Lessee with respect to the Aircraft under the specific portions of the Boeing Agreement referenced in paragraph 1 above and, with respect to the rights, powers, duties or obligations under such portions of the Boeing Agreement, any and all actions taken by Lessee or agreements entered into by Lessee during the period prior to Boeing's receipt of such notice will be final and binding on ILFC. In addition, any payment made by Boeing as a result of claims made by Lessee will be made to the credit of Lessee.

         5. Lessee hereby accepts the authorization set forth in paragraph 4 above and agrees to be bound by and to comply with all the terms, conditions and limitations of the portion of the Boeing Agreement referenced in paragraph 1 above.

         6. This Assignment may be signed by the parties hereto in separate counterparts, each of which when executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         7. This Assignment shall be governed by,  and  construed  in accordance
with,  the  laws  of  the  State  of  Washington,  including   all   matters  of
construction, validity and performance.

         We request that Boeing, upon receipt of this letter, acknowledge receipt thereof and the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be duly executed as of the dates written below.

INTERNATIONAL LEASE FINANCE CORPORATION,      FRONTIER AIRLINES, INC., as Lessee
as Lessor and Buyer

By:                                           By:

Its:                                          Its:



Receipt of the above letter is acknowledged and transfer of certain rights under the Boeing Agreement with respect to the Aircraft is confirmed, effective as of this date.

                               THE BOEING COMPANY

                               By:

                               Its:

                               Date:

         EXHIBIT J            ASSIGNMENT OF RIGHTS (ENGINES)


November __, 1999

CFM INTERNATIONAL, INC.
1 Neumann Way, F-17
Cincinnati, Ohio  45215

Attention:      Riv Goldman
                Commercial Contracts -
                Warranty Assignment Administrator

Dear Ms. Goldman:

         Reference is hereby made to that Consent to Assignment made as of April 29, 1988, (the "Consent to Assignment"), by and between CFM INTERNATIONAL, INC. ("CFMI") and INTERNATIONAL LEASE FINANCE CORPORATION ("ILFC"). Terms defined in the Consent to Assignment are used herein with the same meaning as in the Consent to Assignment.

         As of November ___, 1999, ILFC has assigned all of its rights and interest in, to and under the Engine Warranties to Frontier Airlines, Inc. ("Assignee") in connection with its lease to Assignee of a used B737-300 aircraft (the "Aircraft") together with two (2) CFMI Model 56-3C1 bearing Manufacturer's Serial Numbers 724885 and 724886 (the "Engines") as of the date each such Engine was delivered to Assignee. Such assignment shall be effective from such date until ILFC provides written notice to CFMI (with a copy to Assignee) that such assignment has been terminated.

         The Assignee has accepted such assignment and all the limitations and liabilities pertaining to the Engine Warranties as stated in the provisions of the GTA listed in Schedule 2 to the Consent to Assignment.

         A copy of the aforesaid assignment is attached hereto.

                                Very truly yours,

                                INTERNATIONAL LEASE FINANCE CORPORATION


By:

Title:


cc:      Ruben M. Cabrera
         Director, Commercial Contracts

                            ASSIGNMENT OF WARRANTIES

November __, 1999

         In consideration of Frontier Airlines, Inc. ("Lessee") leasing from International Lease Finance Corporation ("ILFC") one (1) B737-300 aircraft together with two (2) CFMI Model 56-3C1 engines bearing manufacturer's serial numbers 724885 and 724886, it is hereby agreed as follows:

1. ILFC hereby assigns and transfers to Lessee all of ILFC's respective rights and interest in and to and in and under the Engine Warranties set forth in and subject to the limitations and liabilities set forth in Exhibit B Warranty, Section X (the "Engine Warranties") of CFM International, Inc. - ILFC General Terms Agreement No. 6-3987 dated 22 June 1984 (the "GTA") during the term of such leases so long as Lessee is not in default thereunder.

2. Lessee hereby accepts such assignment including all the limitations and liabilities pertaining to said Engine Warranties as stated in the provisions of Exhibit B Warranty, Section X of the GTA. In addition, any payment made by CFM International, Inc. as a result of claims made by Lessee will be made to the credit of Lessee.

3. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns to the extent permitted by the GTA and hereunder.

4. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

5. This Agreement may be executed in any number of counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument and any party may execute this Agreement by signing any counterpart.

         IN WITNESS WHEREOF, the authorized representative of the parties hereto have executed this Agreement as of the day and year first above written.

For and on behalf of                             For  and  on  behalf  of
INTERNATIONAL LEASE FINANCE CORPORATION          FRONTIER AIRLINES, INC.

By:                                              By:


Its:                                             Its:

         EXHIBIT K            RETURN ACCEPTANCE RECEIPT


Date:

     1. FRONTIER AIRLINES, INC. as LESSEE, and INTERNATIONAL LEASE FINANCE CORPORATION, as LESSOR, have ------ entered into an Aircraft Lease Agreement dated as of May 25, 2000 (the "Lease"). Words used herein with capital letters and not otherwise defined will have the meanings set forth in the Lease.

     2.  LESSOR has this ____ day of  __________,  ____  (Time:  __________)  at
____________________ received from LESSEE possession of:

                (a) One (1) Boeing B737-300 Aircraft bearing Manufacturer's serial number 26293, together with two (2) CFM 56-3C1 Engines bearing manufacturer's serial numbers 724885 and 724886, and all Parts attached thereto and thereon in an airworthy condition and

                (b) All Aircraft Documentation, including the usual and customary manuals, logbooks, flight records and historical information regarding the Aircraft, Engines, and Parts, as listed in the Document Receipt attached hereto.

     3. The Airframe, Engines, and Parts had the following hours/cycles at return:

                (a)    Airframe:

                       Total hours: ________    Total Landings: _________

                       Date last "C" check performed: _________________

                       ______ hours/ ______ cycles since last "C" check

                       Date last "D" check performed: _________________

                       ______ hours/ ______ cycles since last "D" check

                (b)    Engines:

Position    Serial No.     Total Hours      Total Cycles       Hrs/Cycles since
                                                               last shop visit



                                                      Time Remaining to Next
                                                      Life Limited Part Removal

       Part Name                                      Hours             Cycles

         MSN

         MSN

                (c)    APU:    MSN __________

                       Total hours:    __________

                       ______ hours/ ______ cycles since last Overhaul

                       ______ hours/ ______ cycles remaining on APU life-limited
                                            Parts

                (d)    Landing Gears:

Position    Serial No.    Total Hrs/Cycles   Hrs/Cycles since       Date of last
                                             last Overhaul          Overhaul

Nose

Right Main

Left Main

                (e) Fuel on board at return: ______ (circle one) pounds/kilos (______ gallons)

     4. Other technical information regarding the Aircraft and its components are correctly set forth on the Technical Evaluation Report (in the form of Exhibit M) attached hereto. -

     5. With reference to Article 13.7 of the Lease regarding reimbursement from the Reserves after return of the Aircraft:


                _____ There are no claims for reimbursement from the Reserves which will be submitted after the date hereof.

                or


                _____ Claims for reimbursement from the Reserves will be submitted after the date hereof for the following:

                Type of Work                  Estimated Invoice Amount






     6. The above specified aircraft, engines and documentation are hereby accepted by LESSOR subject to correction by LESSEE (or procurement by LESSEE at LESSEE's cost) as soon as reasonably possible of the discrepancies specified in Attachment 2 hereto.

     7. Subject to the following paragraph, the leasing of the Aircraft by LESSOR to LESSEE pursuant to the Lease is hereby terminated without prejudice to LESSEE's continuing obligations under the Lease including, without limitation, paragraph 6 above, paragraph 8 below, and Articles 10.5, 16 and 17.

     8. LESSEE represents and warrants that during the term of the Lease all maintenance and repairs to the Airframe and Engines were performed in accordance with the requirements contained in the Lease. LESSEE further confirms that all of its obligations under the Lease whether accruing prior to the date hereof or which survive the termination of the Lease by their terms and accrue after the date hereof, will remain in full force and effect until all such obligations have been satisfactorily completed.

     9. This Return Acceptance Supplement is executed and delivered by the parties in [place].

         IN WITNESS WHEREOF, the parties hereto have caused this Return Acceptance Receipt to be executed in their respective corporate names by their duly authorized representatives as of the day and year first above written.

INTERNATIONAL LEASE FINANCE CORPORATION              FRONTIER AIRLINES, INC.


By:                                                  By:

Its:                                                 Its:

ATTACHMENTS:
1.       List of Aircraft Documentation
2.       List of Loose Equipment
3.       List of Discrepancies
4.       Engine Maximum Power Assurance Test Conditions and Results
5.       Dent and Damage Chart
6.       Form of No Accident/Incident Letter
7.       Technical Evaluation Report (in the form of Exhibit M)

                    ATTACHMENT 1 TO RETURN ACCEPTANCE RECEIPT

                         LIST OF AIRCRAFT DOCUMENTATION

                                  [INSERT LIST]

 .

                    ATTACHMENT 2 TO RETURN ACCEPTANCE RECEIPT

                             LIST OF LOOSE EQUIPMENT

                    ATTACHMENT 3 TO RETURN ACCEPTANCE RECEIPT

                              LIST OF DISCREPANCIES

                    ATTACHMENT 4 TO RETURN ACCEPTANCE RECEIPT

           ENGINE MAXIMUM POWER ASSURANCE TEST CONDITIONS AND RESULTS

                    ATTACHMENT 5 TO RETURN ACCEPTANCE RECEIPT

                              DENT AND DAMAGE CHART

                    ATTACHMENT 6 TO RETURN ACCEPTANCE RECEIPT

                       FORM OF NO ACCIDENT/INCIDENT LETTER

                            EXHIBIT L MONTHLY REPORT



                              (SEE FOLLOWING SHEET)

                 MONTHLY AIRCRAFT UTILIZATION AND STATUS REPORT

                                                                     Page 1 of 2
Report Due Date:


To:      INTERNATIONAL LEASE FINANCE CORPORATION           Fax:   (310) 788-1990
         1999 Avenue of the Stars, 39th Floor
         Los Angeles, California 90067, United States
         Attn:  Finance Department

From:        FRONTIER AIRLINES
Contact:                                                   Fax:
AIRCRAFT TYPE:  Boeing B737-300
ENGINE TYPE:    CFM56-3C1                 REGISTRATION:  N-_____
SERIAL NUMBER:  26293                     MONTH OF:
NOTE:    PLEASE RECORD TIME IN HOURS AND MINUTES NOT DECIMALS.

Aircraft Total Time Since New As Of Last Month:    Hours:       Min:
Aircraft Total Time Since New:                     Hours:       Min:
Aircraft Total Cycles Since New:                   Cycles:
Airframe Hours Flown During Month:                 Hours:       Min:
Airframe Cycles/Landings During Month:             Cycles:
Time Remaining to "D" or Heavy Maintenance Check:

                              HOURS OR CYCLES FLOWN x US$ PER HOUR OR = RESERVES
                              DURING MONTH (as        CYCLE (as applicable)
                              applicable)

TOTAL AIRFRAME:                Hrs:               x                   =
TOTAL LANDING GEAR:            Hrs:               x                   =
Original Engine Serial Number: Hrs:       Min:    x                   =
                               Cycles                                 =
Original Engine Serial Number: Hrs:       Min:    x                   =
                               Cycles                                 =
                               -------------------------------------------------
TOTAL AMOUNT OF RESERVES (US$) PAID THIS MONTH:                              US$

Monthly Aircraft Utilization and Status Report

From:    FRONTIER AIRLINES                                           Page 2 of 2


ENGINE SERIAL NUMBER:                      ENGINE SERIAL NUMBER:
ORIGINAL POSITION:                         ORIGINAL POSITION:
ACTUAL LOCATION:                           ACTUAL LOCATION:
CURRENT THRUST RATING:                     CURRENT THRUST RATING:

                                 HOURS:/MIN:                         HOURS:/MIN:

Total Time Since New As Of Last             Total Time Since New As Of Last
Month:                                      Month:

Total Time Since New:                       Total Time Since New:

Total Cycles Since New:                     Total Cycles Since New:

Hours Flown During Month:                   Hours Flown During Month:

Cycles During Month:                        Cycles During Month:


IMPORTANT: IF ILFC-OWNED ENGINE IS REMOVED OR INSTALLED ON ANOTHER AIRCRAFT, IT MUST BE REPORTED MONTHLY ON THIS FORM.

         EXHIBIT M            AIRCRAFT DOCUMENTATION

                               AIRCRAFT RECORDS

 1.   Copies of original Certificates delivered by Boeing
      a.  Airworthiness Certificate for Export
      b.  Radio installation conformity certificate
      c.  Noise limitation certificate
 2.   Copies of original Documents delivered by Boeing:
      a.  Airworthiness Directive Compliance list

      b.  Aircraft inspection report
      c.  Aircraft Definition Report
      d.  Weighing report

 3.   Copies of current Certificates:
      a.  Airworthiness Certificate
      b.  Noise limitation
      c.  Radio license
      d.  Interior material burn certificates
      e.  Certificate of Export
      f.  Aircraft deregistration confirmation
      e.  Aircraft Registration
 4.   Letters signed and stamped by Quality Assurance:
      a.  Current aircraft hours and cycles
      b.  Current engines hours and cycles
      c.  Accident and Incident report
      d.  Summary of Maintenance Program
      e.  AD compliance during the lease term
 5.   Aircraft log books and Aircraft readiness log.
 6.   Aircraft Hard Time (HT) inspection status.
 7.   One year forecast for HT inspection.
 8.   Aircraft Modification status, including service bulletins.
 9.   Last weighing report prior to redelivery.
10.   AD compliance report with original signoffs.
11.   Routine and non-routine job cards of the last "C" and "D" checks.
12.   Past year pilots and maintenance discrepancies.
13.   Major and Minor structural repairs with applicable approvals.
14.   Compass Swing report of the last three years.
15.   Cabin Configuration drawing (LOPA).
16.   Emergency equipment location drawing.
17.   Last X-RAYs

                                 ENGINES RECORDS

 1.   Last test cell run reports.
 2.   Life Limited Parts status and traceability.
 3.   AD compliance report with original signoffs.
 4.   Engine Modification / service bulletin /inspection report and applicable f
 5.   Last heavy maintenance records for each module.
 6.   Engine log books.
 7.   Engine removal history.
 8.   Past year trend monitoring reports.
 9.   Historical borescope reports.
10.   Engine component report.

                                   APU RECORDS

 1.   APU status (FH, FC, limits).
 2.   Life limited Part status and traceability.
 3.   AD compliance with original signoffs.
 4.   Modification status.
 5.   Last heavy maintenance documents.
 6.   APU log books.
 7.   Last test cell report.

                                COMPONENT RECORDS

 1.   Aircraft component inventory.
 2.   Hard time component inventory.
 3.   All serviceable tags.
 4.   Landing Gear status with last overhaul and life limited Part status.
 5.   AD compliance with original signoffs.
 6.   Modification status.

         EXHIBIT N            TECHNICAL EVALUATION REPORT

                             (SEE FOLLOWING SHEETS)

                     INTERNATIONAL LEASE FINANCE CORPORATION

                               AIRCRAFT / OPERATOR

                           TECHNICAL EVALUATION REPORT



                                TABLE OF CONTENTS

AIRCRAFT SUMMARY..............................................................1

MAINTENANCE & INSPECTION......................................................2

LANDING GEAR..................................................................4

ENGINES.......................................................................5

AUXILIARY POWER UNIT (APU)....................................................8

PASSENGER CABIN CONFIGURATION (Seating).......................................9

GALLEY PROVISIONS............................................................10

LAVATORIES, AUDIO/ENTERTAINMENT, CARGO, INTERIOR.............................11

HYDRAULIC, FUEL, WEIGHT & BALANCE............................................12

AVIONICS SYSTEMS.............................................................13

INSPECTOR RECORD.............................................................16

                           AIRCRAFT SUMMARY as of / /






Aircraft Make         Boeing                        Model

FUS No.                                             S/N




MFG Date:


Current Registration:                   Country:

Previous Registration:                   Country:

Annual Utilization:                      Hour/Cycle Ratio:

Total Aircraft Time:                     TAT (Hrs)                 As of (date):

Total Aircraft Cycles:                   TAC (Cyc)

Time Since Last "C" or equivalent Check:     (Hrs)                 (Cyc)

Time Since Last Structural Check:            (Hrs)                 (Cyc)

Engine Make:                                 Model:               Thrust Rating:

Engine:                         1 S/N:                             2 S/N:

TSN:  (Hrs)

CSN:  (Cyc)

         IMPORTANT NOTE: THE ENGINE SERIAL NUMBERS SPECIFIED ON THIS REPORT REFLECT THE ENGINE SERIAL NUMBERS THAT DELIVERED WITH THE AIRCRAFT. IF THE ENGINE SERIAL NUMBER HAVE NOT BEEN FILLED IN FOR YOU, PLEASE PROVIDE DATA FOR THE ENGINES ORIGINALLY DELIVERED WITH THE AIRCRAFT (LESSOR OWNED ENGINES).

                           MAINTENANCE PROGRAM GENERAL

Aircraft Maintenance Program Provided By:   [   ]  Operator       [   ] Other:

Program Approved By Authority Of:   [   ]  FAA Approved           [   ] Other:

Repair Station Providing Service:

Repair Station Number:           FAA Approved?:    [   ]  Yes       [   ]  No

Primary Line Maintenance Provided By: [   ]  Operator  [   ]  Contract Service

Reliability Controlled Maintenance Program?:   [   ]  Yes        [   ]   No

Component Tags Available For Controlled Components:  [   ]  Yes       [   ]  No

                                  At Aircraft Delivery             Currently Approved By Local       Currently Operated/Maintained
                                                                   Aviation Authority

ETOPS Qualification:                            Minutes                                Minutes                             Minutes

Auto Land Qualification:          CAT I, II, IIIa, IIIb, IIIc      CAT I, II, IIIa, IIIb, IIIc       CAT I, II, IIIa, IIIb, IIIc
(Circle one that applies)


                                            MAINTENANCE & INSPECTION PROGRAM DESCRIPTION

          Check                   Operator's           Calendar           Frequency Hours           Cycles          Number of Phases
                                  Nomenclature

           "C"

           "D" or Structural Program


                     MAINTENANCE & INSPECTION PROGRAM STATUS

                             Phase or      Date      Aircraft TAT   Aircraft TAC
                             Equivalent

Next "C" Phase or Equivalent:
                                         /......../
Last "C" Phase or Equivalent:
                                         /......../

Time Remaining to Next Phase:         (Days)         (Hrs)         (Cyc)

Structural Cards Worked During Last "C" Phase?:  [   ]  Yes     [   ]  No

CPCP Cards Worked During Last "C" Phase?:        [   ]  Yes     [   ]  No

Next "D" Phase or Equivalent

Structural:                                                   /......../

Last "D" Phase or Equivalent

Structural:                                                   /......../

Time Remaining to Next Phase:         (Days)         (Hrs)         (Cyc)

CPCP Cards Worked During Last "D" Phase?:        [   ]  Yes     [   ]  No

Next CPCP Phase:                                              /......../

Last CPCP Phase:                                              /......../

Time Remaining to Next Phase:         (Days)         (Hrs)         (Cyc)

Date of Last ATC Transponder Test:  #1                     #2

Date of Last Flight Recorder Check:

Date of Last Aircraft Weighing:

                                  LANDING GEAR


MLG Tires:           (Size)             (MPH Rating)               (MFG)

NLG Tires:           (Size)             (MPH Rating)               (MFG)

Brake Manufacture:      Type:     [   ] Steel       [   ] Carbon

LEFT MAIN:                   P/N                                   S/N

Last Overhaul:(Date) _____/_____/_____    (Hrs)                 (Cyc)

Agency Performing Service:                                      Cert #

Approved Overhaul Interval:               (Hrs)                 (Cyc)

Present Landing Gear Total Time:          (Hrs)                 (Cyc)

Time Remaining to Next Overhaul:          (Hrs)                 (Cyc)

RIGHT MAIN:       P/N                     S/N

Last Overhaul:(Date) _____/_____/_____    (Hrs)                 (Cyc)

Agency Performing Service:                                      Cert #

Approved Overhaul Interval:               (Hrs)                 (Cyc)

Present Landing Gear Total Time:          (Hrs)                 (Cyc)

Time Remaining to Next Overhaul:          (Hrs)                 (Cyc)

NOSE:            P/N                       S/N

Last Overhaul:(Date) _____/_____/_____    (Hrs)                 (Cyc)

Agency Performing Service:                                      Cert #

Approved Overhaul Interval:               (Hrs)                 (Cyc)

Present Landing Gear Total Time:          (Hrs)                 (Cyc)

Time Remaining to Next Overhaul:          (Hrs)                 (Cyc)

                                     ENGINES

                           ENGINE MAINTENANCE PROGRAM

Engine Maintenance Program Provided By:

Engine Condition Monitoring Trend Analysis Program?: [   ]  Yes        [   ]  No

Engine Oil Type:


Engine(s) operated at INCREASED or DECREASED Thrust Rating; Program limitations & required Mods. to operate at designated thrust rating

                              ENGINE SPECIFICATIONS
                                 ENGINE NUMBER 1


Engine Make:      Model:                               S/N:

Date of Mfg:      Total Time:        (Hrs)                    (Cyc)

Time Since Last Performance Restoration Visit:  (Visit Date)    (Hrs)      (Cyc)

Time Since Last Shop Visit:                     (visit Date)    (Hrs)      (Cyc)

Test Cell EGT Margin:

Work Scope of Last Shop Visit:

Agency Performing Service:

Agency FAA Approved?: [   ]  Yes        [   ]  No            Cert. #:

1st LIMITER*  Part Name:

              Allowable Life/Insp Limit:  (Hrs)                           (Cyc)

              Total Component Time:       (Hrs)                           (Cyc)

              Time Remaining:             (Hrs)                           (Cyc)

2nd LIMITER*  Part Name:

              Allowable Life/Insp Limit:  (Hrs)                           (Cyc)

              Total Component Time:       (Hrs)                           (Cyc)

              Time Remaining:             (Hrs)                           (Cyc)

*Provide a copy of a current Disk Sheet for all modules.

                              ENGINE SPECIFICATIONS
                                 ENGINE NUMBER 2


Engine Make:      Model:                               S/N:

Date of Mfg:      Total Time:        (Hrs)                    (Cyc)

Time Since Last Performance Restoration Visit:  (Visit Date)    (Hrs)      (Cyc)

Time Since Last Shop Visit:                     (visit Date)    (Hrs)      (Cyc)

Test Cell EGT Margin:

Work Scope of Last Shop Visit:

Agency Performing Service:

Agency FAA Approved?: [   ]  Yes        [   ]  No            Cert. #:

1st LIMITER*  Part Name:

              Allowable Life/Insp Limit:  (Hrs)                           (Cyc)

              Total Component Time:       (Hrs)                           (Cyc)

              Time Remaining:             (Hrs)                           (Cyc)

2nd LIMITER*  Part Name:

              Allowable Life/Insp Limit:  (Hrs)                           (Cyc)

              Total Component Time:       (Hrs)                           (Cyc)

              Time Remaining:             (Hrs)                           (Cyc)

*Provide a copy of a current Disk Sheet for all modules.

                              AUXILIARY POWER UNIT

APU Make:            Model:                        S/N:

Date of Mfg:         Total Time: (Hrs)                                 (Cyc)

APU Times Are Recorded By:  [ ] APU Clock or [ ] A/C Time      Ratio _____:_____

Time Between Overhaul:                       (Hrs)                      (Cyc)

Time @ Last Hot Section   (Date)             (Hrs)                      (Cyc)
Refurbishment:

Time @ Last Overhaul:     (Date)             (Hrs)                      (Cyc)

Time @ Last Shop Visit:   (Date)             (Hrs)                      (Cyc)

Work Scope:

Agency Performing Service:      Location:                        Cert. #:

Agency FAA Approved?:                [   ]  Yes    [   ]  No    APU Oil Type:

1st LIMITER Part Name:

         Allowable Life/Insp Limit:           (Hrs)                      (Cyc)

         Total Component Time:                (Hrs)                      (Cyc)

         Time Remaining:                      (Hrs)                      (Cyc)

2nd LIMITER Part Name:

         Allowable Life/Insp Limit:           (Hrs)                      (Cyc)

         Total Component Time:                (Hrs)                      (Cyc)

         Time Remaining:                      (Hrs)                      (Cyc)

                          PASSENGER CABIN CONFIGURATION

                              SEATING CONFIGURATION


Present Configuration Occupancy:           No. of Handicap Seats Installed:

Passenger Exit Door Configuration:

Air Stairs:           Installed / Partial Provision/ Full Provision (Circle One)

FIRST CLASS.

Pax Qty:                  Seat Mfg:                  Model:                 P/N:

Seats Fireblocked?           [   ]  Yes      [   ]  No       Color:

16 G Seat Installation:      [   ]  Yes      [   ]  No

BUSINESS CLASS

Pax Qty:                  Seat Mfg:                  Model:                 P/N:

Seats Fireblocked?           [   ]  Yes      [   ]  No       Color:

16 G Seat Installation:      [   ]  Yes      [   ]  No

COACH CLASS

Pax Qty:                  Seat Mfg:                  Model:                 P/N:

Seats Fireblocked?           [   ]  Yes      [   ]  No       Color:

16 G Seat Installation:      [   ]  Yes      [   ]  No

Provisions for Life Vests Under Seats?:               [   ]  Yes    [   ]  No

Entertainment Controls(PCU) Installed?:               [   ]  Yes    [   ]  No

Manufacturer:   Part Number:

Emergency Escape Path Lighting:  [   ]  Floor Mounted         [   ] Seat Mounted

Configuration Drawing Number:   Source:

Engineering Order / Installation Document:

Installation FAA Approved?:      [   ]  Yes     [   ]  No    Method of Approval:

                                GALLEY PROVISIONS

GALLEY's ARE (Check one): (___) Atlas Standard (___) KSSU Standard  (____) Other

GALLEY LOCATION     MANUFACTURER      MODEL NUMBER      PART NUMBER    EQUIPPED
                                                                      WaterPower


 1.                                                                   [ ]    [ ]

 2.                                                                   [ ]    [ ]

 3.                                                                   [ ]    [ ]

 4.                                                                   [ ]    [ ]

 5.                                                                   [ ]    [ ]

 6.                                                                   [ ]    [ ]

 7.                                                                   [ ]    [ ]

 8.                                                                   [ ]    [ ]

 9.                                                                   [ ]    [ ]

10.                                                                   [ ]    [ ]

NOTE: Galley Locations per Spec or LOPA drawing i.e., G1, G2 etc. Galley Location numbers above correspond to the numbers below.

   OVENS   BUN WARMERS   REFER   CHILLERS  COFFEE  WATER    HOT   HOT    BEV
                         UNITS             MAKERS BOILERS   JUGS  CUPS   JUGS
 1.

 2.

 3.

 4.

 5.

 6.

 7.

 8.

 9.

10.

                                   LAVATORIES


Number of Lavatories:      Handicap Provisions?:     [   ]  Yes     [   ]  No

Locations:

                     IN-FLIGHT AUDIO & ENTERTAINMENT SYSTEM


Boarding Music:                                      [   ]  Yes     [   ]  No

Auto Evac & Warning:                                 [   ]  Yes     [   ]  No

Pre-Recorded Announcement:                           [   ]  Yes     [   ]  No

Passenger Entertainment (Audio):                     [   ]  Yes     [   ]  No

Passenger Entertainment (Video):                     [   ]  Yes     [   ]  No

VTR Format:          [   ] VHS            [   ]Hi-8               [   ] Other
[   ]  Projector     [   ]  PSU Monitor   [   ]  Isle Monitor     [   ]  In-Seat
(Check All That Apply)

Passenger En-Route Information Display:              [   ]  Yes      [   ]  No

Telephone:         [   ]  Yes    [   ]  No     [   ] Leased     [   ] Owned

Satellite:         [   ]  Yes    [   ]  No


                                CARGO COMPARTMENT


Cargo Loading System Installed:                      [   ]  Yes     [   ]  No

Smoke\Fire Detection System installed:               [   ]  Yes     [   ]  No

Fire Suppression System installed:                   [   ]  Yes     [   ]  No


                                 INTERIOR COLORS


Interior Color Scheme:             Carpets:                  Curtains:

                            PLACARDS & LIGHTED SIGNS


English?:    [   ]  Yes    [   ]  No   Bi-Lingual?:    [   ]  Yes   [   ]  No

First Language:                        Second Language:

                                HYDRAULIC SYSTEM


Type of Hydraulic Fluid Used:                           (MFG):


                                   FUEL SYSTEM


Total Fuel Capacity:      U.S. gallons  [    ] lbs or [   ] kilos

Number of Tanks:          Auxiliary Tanks Installed?:    [    ] Yes   [    ] No

Auxiliary Tank Capacity:  U.S. gallons  [    ] lbs or [    ] kilos

Fuel Instrumentation / Calibration:   [     ]   U.S. pounds [     ]   kilograms


                                WEIGHT & BALANCE


Has Aircraft Been Modified For Increased Gross Weight by Current Lessee?:
[   ] Yes     [   ] No

From         MTOGW          To                   MTOGW

Weight & Balance Manual Document No.:                       Rev:

For the below weights specify AFM approved limits:


                                                       POUNDS            KILOS

Maximum Takeoff Gross Weight:           (MTOGW)                    /

Maximum Taxi Weight:                     (MTW)                     /

Maximum Landing Weight:                  (MLW)                     /

Manufacturer's Empty Weight:             (MEW)                     /

Maximum Zero Fuel Weight:               (MZFW)                     /

Operational Empty Weight:                (OEW)                     /

                                AVIONICS SYSTEMS

                                 22 AUTO FLIGHT


   QTY      COMPONENT                     MANUFACTURER     MODEL or PART NUMBER

            FMGC - Flight Management & Guidance
            Computer:

            FAC - Flight Augmentation Computer:

            FCU - Flight Control Unit:

            MCDU - Multipurpose Control Display Unit:


                                23 COMMUNICATIONS


   QTY      COMPONENT             MANUFACTURER              MODEL or PART NUMBER

            CIDS Director - Cabin
            Intercommunications Data System

            HF Transceiver:

            VHF Transceiver:

            Cockpit Voice Recorder:

            PRAM Tape Reproducer (Pre-Recorded PAX Address):

            MPES Tape Reproducer (Audio
            Entertainment):

            Tape Reproducer (Video Entertainment):

            Audio management unit/SELCAL Decoder:

            ACARS Management Unit:

            RMP - Radio Management Panel:







                          AVIONICS SYSTEMS (continued)

                           27 FLIGHT CONTROL COMPUTER


   QTY      COMPONENT             MANUFACTURER              MODEL or PART NUMBER

            ELAC - Elevator/Aileron Computer:

            SFCC - Slat/flap Control Computer:

            SEC - Spoiler/Elevator Computer:

            FCDC - Flight Control Data Concentrator:


                           31 INDICATING AND RECORDING


   QTY      COMPONENT             MANUFACTURER              MODEL or PART NUMBER

            Multifunction Printer:

            DFDR - Flight Data Recorder:

            FDIU - Digital Flight Data Interface
            Unit:

            Accelerometer:

            FWC - Flight Warning Computers:

            Windshear Activated:  Yes / No


            QAR - Quick Access Recorder:

            AIDS - Aircraft Integrated Data System:

ELECTRONI INSTRUMENT SYSTEM (EIS)

            PFD - Primary Flight Display:

            ND - Navigation Display:

            SDACS - System Data Acquisition
            Concentrators:

            Display Management Computers:

            EWD - Engine/Warning Display:


            SD - System Display:

            CFDIU - Centralized Fault Display
            Interface:


                                  34 NAVIGATION


   QTY      COMPONENT             MANUFACTURER              MODEL or PART NUMBER

            ADIRU - Air Data/Intertial Reference System:

            DME - Distance Measuring Equipment
            Interrogators:

            VHF VOR/Marker Beacon Receiver:

            VHF ILS Receiver:

            DDRMI - Digital Distance & Radio
            Magnetic Indicator:

            Radio Altimeter Transceiver:

            Weather Radar Transceiver:

            TCAS - Traffic Alert and Collision
            Avoidance System Computer:

            ATC - Air Traffic Control System
            Transponder:

            Microwave Landing Receiver:

            GPWS - Ground Proximity Warning System:

            ADF - Automatic Direction Finder
            Receiver:

                                INSPECTOR RECORD


INSPECTED BY:                     DATE:

OPERATOR:                         REGISTERED OWNER:

ADDRESS OF OPERATOR:

CONTACT (Name/Title):

TELEPHONE:                        TELEFAX:

Email Address:

Department Contact           Name          Phone        Fax          Email

Quality Control:

Power Plant Engineering:

Maintenance
Programs/Planning: